Exhibit 10.1

Execution Version

CREDIT AGREEMENT

DATED AS OF MAY 22, 2015

AMONG

WARREN RESOURCES, INC.,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

AND

THE LENDERS
FROM TIME TO TIME PARTY HERETO

GSO CAPITAL PARTNERS LP,
as Sole Lead Arranger and Sole Bookrunner

i

TABLE OF CONTENTS (CONT’D)

TABLE OF CONTENTS (CONT’D)

TABLE OF CONTENTS (CONT’D)

		Page

Section 11.13	Publication; Advertisement	105
Section 11.14	Counterparts; Integration	106
Section 11.15	No Strict Construction	106
Section 11.16	USA PATRIOT Act Notification	106
Section 11.17	[Reserved]	106
Section 11.18	Keepwell	106

ANNEXES, EXHIBITS AND SCHEDULES

ANNEXES

Annex A	-	Commitment Annex
Annex B	-	Closing Checklist

EXHIBITS

Exhibit A	-	Assignment Agreement
Exhibit B	-	Compliance Certificate
Exhibit C	-	Notice of Borrowing
Exhibit D	-	Form of Swap Intercreditor Agreement
Exhibit E	-	U.S. Tax Compliance Certificates
Exhibit F	-	Note
Exhibit G	-	Reinvestment Certificate
Exhibit H	-	Withdrawal Request Certificate

SCHEDULES

Schedule 3.1	-	Existence, Organizational Identification Numbers, Foreign Qualification,
Prior Names
Schedule 3.4	-	Capitalization
Schedule 3.6	-	Litigation
Schedule 3.15	-	Brokers
Schedule 3.18	-	Environmental Compliance
Schedule 3.23	-	Reserve Reports
Schedule 3.24	-	Maintenance; Permits
Schedule 4.11	-	Post-Closing Obligations
Schedule 5.1	-	Debt
Schedule 5.2	-	Liens
Schedule 5.3	-	Contingent Obligations
Schedule 5.4	-	Investments
Schedule 5.5	-	Restrictive Agreements
Schedule 5.9	-	Affiliate Transactions
Schedule 5.13	-	Business Description
Schedule 7.1(f)	-	Local Counsels

Warren Resources, Inc. hereby agrees to furnish supplementally to the Commission any of the schedules reflected above upon request.

v

CREDIT AGREEMENT

CREDIT AGREEMENT dated as of May 22, 2015 among Warren Resources, Inc., a Maryland corporation, as Borrower, the financial institutions or other entities from time to time parties hereto, each as a lender (collectively, the “Lenders” and individually, a “Lender”), and Wilmington Trust, National Association, as Administrative Agent.

RECITALS:

WHEREAS, Borrower desires that (i) Conversion Lenders convert their Conversion Notes into Converted Term Loans on the Closing Date, (ii) New Term Loan Lenders extend credit in the form of New Term Loans on the Closing Date and (iii) Delayed Draw Lenders extend credit in the form of Delayed Draw Term Loans, in each case to Borrower to provide funds for the purposes described herein; and

WHEREAS, Borrower desires to secure all of the Obligations by granting to Administrative Agent, for the benefit of Administrative Agent and Lenders, a first priority perfected Lien upon substantially all of its personal and real property (subject to Permitted Liens), including without limitation all outstanding Capital Stock of each Restricted Subsidiary; and

WHEREAS, subject to the limitations set forth herein, each Restricted Subsidiary is willing to guaranty all of the Obligations, and to grant to Administrative Agent, for the benefit of Administrative Agent and Secured Parties, a first priority perfected Lien upon substantially all of its personal and real property (subject to Permitted Liens);

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, Lenders and Administrative Agent agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.1                                   Certain Defined Terms.

The following terms have the following meanings:

“Additional Titled Agents” has the meaning set forth in Section 10.15.

“Administrative Agent” means Wilmington Trust, National Association in its capacity as administrative agent for itself and for Lenders hereunder, as such capacity is established in, and subject to the provisions of, Article 10, and the successors of Wilmington Trust, National Association in such capacity.

“Affected Lender” has the meaning set forth in Section 11.6(c).

“Affiliate” means with respect to any Person (i) any Person that directly or indirectly controls such Person, (ii) any Person which is controlled by or is under common control with such controlling Person and (iii) each of such Person’s (other than, with respect to any Lender, any Lender’s) officers or directors (or Persons functioning in substantially similar roles) and the spouses, parents, descendants and siblings of such officers, directors or other Persons.  As used in this definition, the term “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise majority voting power, by contract or otherwise.

“Agreement” means this Credit Agreement, as the same may be amended, supplemented, restated, amended and restated, refinanced, replaced or otherwise modified from time to time.

“All-in Yield” shall mean, as to any Debt, the effective interest rate with respect thereto as reasonably determined by the Lead Lenders taking into account the interest rate margin, original issue discount, upfront fees and LIBOR rate floor or alternate base rate floor; provided that original issue discount and upfront fees shall be equated to interest rate assuming a four-year life to maturity of such Debt (or, if less, the stated life to maturity at the time of the incurrence of such Debt); provided further that “All-in Yield” shall not include amendment, arrangement, commitment, underwriting, structuring or similar fees paid to arrangers (or their affiliates) or any other fees, in each case that are not generally paid or shared ratably to lenders with respect to such Debt.

“Anti-Terrorism Laws” means any economic sanctions Laws, including Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by OFAC and the U.S. Department of State

“Approved Fund” means any (i) investment company, fund, trust, securitization vehicle or conduit that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business or (ii) any Person (other than a natural person) which temporarily warehouses loans for any Lender or any entity described in the preceding clause (i) and that, with respect to each of the preceding clauses (i) and (ii), is administered, managed, advised or sub-advised by (a) a Lender, (b) an Affiliate of a Lender or (c) a Person (other than a natural person) or an Affiliate of a Person (other than a natural person) that administers, manages, advises or sub-advises a Lender.

“Arranger” means GSO Capital Partners LP.

“Asset Disposition” means any sale, lease, license, transfer, assignment or other consensual disposition by any Credit Party of any asset, but excluding (i) dispositions of inventory or used, obsolete, worn-out or surplus equipment, all in the Ordinary Course of Business, (ii) dispositions of Permitted Investments, (iii) sales, transfers and other dispositions of accounts receivable in connection with the compromise, settlement or collection thereof in the Ordinary Course of Business, but, in any event, not in connection with any receivables financing or factoring arrangement, (iv) the lease, assignment, license, sub-license or sub-lease of any real or personal property in the Ordinary Course of Business to the extent the same does not materially interfere with the business of Borrower or any Subsidiary; (v) any disposition of property or issuance of Capital Stock by Borrower or any Domestic Subsidiary to Borrower or any other Domestic Subsidiary that is a Guarantor; (vi) dispositions of equipment to the extent that (a) such equipment is exchanged for credit against the purchase price of similar replacement equipment or (b) within 180 days after such disposition the proceeds of such disposition are applied to the purchase price of such replacement equipment; (vii) the sale in the Ordinary Course of Business of Hydrocarbons produced from the Credit Parties’ Hydrocarbon Interests; (viii) dispositions of Equity Interests in Unrestricted Subsidiaries; (ix) the creation of a Permitted Lien; (x) the surrender or waiver of contract rights or the disposition, settlement, release or surrender of contract, tort or other claims of any kind; (xi) a Restricted Payment permitted by Section 5.4 (other than clause (g) of Section 5.4); (xii) dispositions permitted by Section 5.7(a); (xiii) an Investment permitted by Section 5.8 (other than clause (s) of Section 5.8); and (xiv) any disposition of Warren Drilling Rig No. 1 (and related or incidental inventory, trailers, equipment, vehicles, accounts, general intangibles and personal property) or real estate that does not constitute nor are related to the operation of Oil and Gas Properties (and related or incidental fixtures and equipment (including the land and structure at 1002 Lecouvreur Avenue, Wilmington, California) in an aggregate amount during the term of this Agreement not to exceed $15,000,000.

“Asset Disposition or Recovery Event Proceeds Pledged Account” shall mean an account subject to the sole dominion and control of the Administrative Agent in which Casualty Proceeds or proceeds from any Asset Disposition are held pending reinvestment pursuant to Section 2.3(c)(i).

“Assignment Agreement” means an assignment and assumption agreement entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.6), and accepted by the Administrative Agent, in substantially the form of Exhibit A, or any other form approved by the Administrative Agent.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”.

“Blocked Person” means any Person:  (i) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (ii) owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (iii) with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (iv) that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224; or (v) that is named a “specially designated national,” “foreign sanctions evader” or “blocked person” on the most current list published by OFAC or other similar list.

“Bond” means any completion bond, performance bond, bid bond, appeal bond, surety bond, insurance obligation or bond or any similar bond or obligation, or any letter of credit or guarantee functioning as or supporting any of the foregoing bonds or obligations, incurred by Borrower or any Subsidiary in the Ordinary Course of Business.

“Borrower” means Warren Resources, Inc., a Maryland corporation.

“Borrower’s Account” means the account specified on the signature pages hereof below Borrower’s name into which Loans shall, absent other written instructions, be made, or such other account as Borrower may specify by notice to Administrative Agent.

“Business Day” means any day except a Saturday, Sunday or other day on which either the New York Stock Exchange is closed, or on which commercial banks in New York City are authorized by Law to close and, in the case of a Business Day which relates to a LIBOR Loan, a day on which dealings are carried on in the London interbank eurodollar market.

“Capital Lease” of any Person means any lease of any property by such Person as lessee which would, in accordance with GAAP, be required to be accounted for as a capital lease on the balance sheet of such Person.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Casualty Proceeds” means (i) the aggregate insurance proceeds received in connection with one or more related events under any insurance policy with respect to Oil and Gas Properties or (ii) any award or other compensation with respect to any eminent domain, condemnation of property or similar proceedings (or any transfer or disposition of property in lieu of condemnation).

“CBM Properties” means the  Oil and Gas Properties located in the  Rocky Mountain region (including, for the avoidance of doubt, those Oil and Gas Properties located in the Greater Green River Basin in Wyoming and the Washakie Basin in Wyoming).

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, including all amendments thereto and all regulations thereunder.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of Borrower by Persons who were neither (i) nominated by the board of directors of Borrower, nor (ii) appointed by directors so nominated; (c) the occurrence of a “Change in Control” (or any other defined term having a similar purpose) as defined in the documentation governing the Senior Notes; (d) a change of control or similar event shall occur as provided in any other credit agreement, indenture or other agreement governing Debt issued by any Credit Party or any Permitted Pari Debt or Permitted Second Lien Debt, in each case (other than in the case of any Permitted Pari Debt or Permitted Second Lien Debt) to the extent the aggregate principal amount of the Debt evidenced thereby equals or exceeds $10,000,000 or (e) an Asset Disposition by Borrower or a Subsidiary pursuant to which Borrower or any Subsidiary sells, leases, licenses, transfers, assigns or by other consensual disposition, in one or a series of related transactions, more than 50% of the properties or assets of Borrower and its Subsidiaries as determined by reference to the

Borrower’s and its Subsidiaries’ financial statements on the last day of the most recently ended fiscal quarter, determined on a consolidated basis in accordance with GAAP.

“Closing Checklist” means Annex B to this Agreement.

“Closing Date” means the date of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all property, now existing or hereafter acquired, mortgaged or pledged to, or purported to be subjected to a Lien in favor of, Administrative Agent, for the benefit of Administrative Agent, Lenders and Eligible Secured Swap Counterparties, pursuant to the Security Documents, except for the Excluded Property and subject to the Intercreditor Agreements.

“Collateral Documents” means, collectively, the Mortgages, the Security Agreement, the Guaranty, the Pledge Agreement and any other Security Documents, in each case executed pursuant to this Agreement, and all financing statements filed in connection therewith.

“Commitment Annex” means Annex A to this Agreement.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, or any rule, regulation or order of the U.S. Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

“Compliance Certificate” means a certificate, duly executed by a Responsible Officer, appropriately completed and substantially in the form of Exhibit B hereto.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Current Assets” means the total of the consolidated current assets of Borrower (excluding assets of Unrestricted Subsidiaries); provided, however, that in determining consolidated current assets, such determination shall not include the amount included in such consolidated current assets to the extent resulting from (i) any non-cash gains required under SFAS 133 or under SFAS 143, or (ii)  any non-cash stock option accrual under FAS Statement 123.

“Consolidated Current Liabilities” means the total of the consolidated current liabilities of Borrower (excluding liabilities of Unrestricted Subsidiaries), provided, however, that in determining consolidated current liabilities, such determination shall not include the accounts included in such consolidated current liabilities resulting from non-cash losses or charges required under SFAS 133, under SFAS 143 or under FAS Statement 123.

“Consolidated First Lien Leverage Ratio” means, as of any date of determination, the ratio (a) Consolidated First Lien Secured Total Debt to (b) EBITDAX for such Defined Period.

“Consolidated First Lien Secured Total Debt” means, as of any date of determination, (a) Consolidated Secured Total Debt, minus (b) the sum of the portion of Debt of the Borrower or any Restricted Subsidiary included in Consolidated Secured Total Debt that is not secured by a first-priority Lien on property or assets of the Borrower or any Restricted Subsidiary.

“Consolidated Secured Total Debt” means, as of any date of determination, (a) Consolidated Total Debt, minus (b) the sum of the portion of Debt of the Borrower or any Restricted Subsidiary included in Consolidated Total Debt that is not secured by any Lien on property or assets of the Borrower or any Restricted Subsidiary.

“Consolidated Secured Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Secured Total Debt as of the last day of the most recent Defined Period to (b) EBITDAX for such Defined Period.

“Consolidated Subsidiary” means at any date any Subsidiary the accounts of which would be consolidated with those of Borrower (or any other Person, as the context may require hereunder) in its consolidated financial statements if such statements were prepared as of such date.

“Consolidated Total Debt” shall mean, as of any date of determination, the sum of (without duplication) the aggregate principal amount of Debt of Borrower and its Restricted Subsidiaries outstanding on such date, in an amount that would be reflected on a consolidated balance sheet (excluding the notes thereto) prepared as of such date on a consolidated basis in accordance with GAAP, consisting only of Debt for borrowed money, Debt constituting purchase money indebtedness, Debt in respect of any Capital Lease, and debt obligations evidenced by promissory notes, bonds, debentures, loan agreements or similar instruments; provided that Consolidated Total Debt shall not include Debt (i) in respect of Swap Obligations (but shall include net unpaid termination payments under Swap Contracts), (ii) in respect of letters of credit, bank guarantees and performance or similar bonds except to the extent of unreimbursed amounts thereunder and (iii) of Unrestricted Subsidiaries; provided further that solely for purposes of determining the Consolidated First Lien Leverage Ratio in Section 2.3(c), the Debt in respect of the outstanding principal balance of the Loans shall be reduced by the positive balance in the Asset Disposition or Recovery Event Proceeds Pledged Account except to the extent such balance is applied (or is shown as being applied in the case of a pro forma determination) to a permitted reinvestment.

“Contingent Obligation” means, with respect to any Person, any direct or indirect liability of such Person:  (i) with respect to any debt, lease, dividend or other obligation of another Person if the purpose or intent of such Person incurring such liability, or the effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such liability will be protected, in whole or in part, against loss with respect thereto, (ii) with respect to any undrawn portion of any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for the reimbursement of any drawing, (iii) under any Swap Contract, to the extent not yet due and payable, (iv) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; or (v) for any obligations of another Person pursuant to any agreement to purchase, repurchase or otherwise acquire any obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to preserve the solvency, financial condition or level of income of another Person.  The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determinable amount, the maximum amount so guaranteed or otherwise supported.  Contingent Obligation shall exclude any obligation arising pursuant to an Excluded Property Leaseback.

“Conversion Lenders” means, (a) on the Closing Date, each of the Lenders listed on the Commitment Annex under the column “Conversion Lender” and (b) after the Closing Date, any existing Conversion Lender pursuant to clause (a) above and an Eligible Assignee to whom an existing Conversion Lender assigns all or a portion of its Conversion Loans pursuant to the terms of an effective Assignment Agreement.

“Conversion Notes” means Senior Notes held by Conversion Lenders immediately prior to the Closing Date.

“Conversion Value” means, as to any Lender, the dollar amount set forth opposite such Lender’s name on the Commitment Annex under the column “Conversion Value.”

“Converted Loans” means the loans incurred pursuant to Section 2.1(d) vis-a-vis the exchange of a portion of the Senior Notes for Loans under this Agreement on the Closing Date pursuant to the Exchange Agreement.

“Credit Exposure” means any period of time during which the Delayed Draw Commitment is outstanding or any Loan or other Obligation remains unpaid; provided, that no Credit Exposure shall be deemed to exist solely due to the existence of contingent indemnification liability, absent the assertion of a claim, or the known existence of a claim reasonably likely to be asserted, with respect thereto.

“Credit Party” means any of Borrower and each Restricted Subsidiary of Borrower, whether now existing or hereafter acquired or formed; and “Credit Parties” means all such Persons, collectively.

“Debt” of a Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable, accrued expenses and deferred compensation and other pension benefit and welfare expenses, in each case arising in the Ordinary Course of Business and not overdue by more than 60 days, (iv) all Capital Leases of such Person, (v) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, (vi) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (vii) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise Debt of such Person  (other than a Lien described in clause (g) of Section 5.2), and (viii) all Debt of others Guaranteed by such Person.  Without duplication of any of the foregoing, Debt of Borrower shall include (x) any and all Loans and (y) any and all Senior Notes, Permitted Pari Debt and Permitted Second Lien Debt.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) has failed to (i) fund all or any portion of its Delayed Draw Term Loans hereunder within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Delayed Draw Term Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b)) upon delivery of written notice of such determination to the Borrower and each Lender.

“Defensible Title” means, with respect to the assets of Borrower or any Restricted Subsidiary (a) the title of Borrower or such Restricted Subsidiary to such assets is free and clear of all Liens of any kind whatsoever (except Permitted Liens), (b) with respect to the Mortgaged Properties, the title of Borrower or such Restricted Subsidiary as is deducible from applicable public records, and (c) with respect to the Mortgaged Properties, the representations and warranties set forth in Section 3.20(a) are true and correct.

“Delayed Draw Commitment” means, as of any date of determination, the aggregate Delayed Draw Commitment Amounts of all Lenders as of such date.

“Delayed Draw Commitment Amount” means, as to any Lender, the dollar amount set forth opposite such Lender’s name on the Commitment Annex under the column “Delayed Draw Commitment Amount”, as such amount may be adjusted from time to time by (a) any reduction or termination of the Delayed Draw Commitment pursuant to Section 2.6(a), (b) any increase in the Delayed Draw Commitment Amount pursuant to Section 2.6(b), (c) any “Amounts Assigned” pursuant to the terms of any and all effective Assignment Agreements to which such Lender is a party or (d) otherwise modified pursuant to the terms of this Agreement.

“Delayed Draw Commitment Percentage” means, as to any Lender, (i) on the Closing Date, the percentage set forth opposite such Lender’s name on the Commitment Annex under the column “Delayed Draw Commitment Percentage” and (ii) on any date following the Closing Date, the percentage equal to the Delayed Draw Commitment Amount of such Lender on such date divided by the aggregate Delayed Draw Commitment Amounts of all Lenders on such date.

“Delayed Draw Funding Date” means the date specified in a Notice of Borrowing for Delayed Draw Term Loans, subject to satisfaction of the conditions in Section 7.2.

“Delayed Draw Lenders” means, (a) on the Closing Date, each of the Lenders listed on the Commitment Annex under the column “Delayed Draw Lender” and (b) after the Closing Date, any existing Delayed Draw Lender pursuant to clause (a) above and an Eligible Assignee to whom an existing Delayed Draw Lender assigns all or a portion of its Delayed Draw Term Loans pursuant to the terms of an effective Assignment Agreement.

“Delayed Draw Term Loans” means those loans made pursuant to Section 2.1(c) in accordance with this Agreement.

“Designated Title Exceptions” has the meaning assigned to such term in Section 3.20(a).

“Domestic Subsidiary” means a Restricted Subsidiary organized, incorporated or otherwise formed under the laws of the United States or any state thereof.

“EBITDAX” has the meaning provided in the Compliance Certificate.

“Eligible Assignee” means (i) a Non-Defaulting Lender, (ii) an Affiliate of a Non-Defaulting Lender, (iii) an Approved Fund, and (iv) any other Person (other than a natural person) approved by (A) Administrative Agent (at the direction of the Lead Lenders) and (B) unless an Event of Default pursuant to Section 8.1(a), (f) or (g) has occurred and is continuing, Borrower (such approval not to be unreasonably withheld, and shall be deemed provided unless expressly withheld by Borrower within five (5) Business Days of request therefor); provided that notwithstanding the foregoing, Eligible Assignee shall not include Borrower or any of Borrower’s Affiliates or Subsidiaries.

“Eligible Contract Participant” means, with respect to any Swap, a Person that is an “eligible contract participant”, as defined in the Commodity Exchange Act, with respect to such Swap.

“Eligible Secured Swap Counterparty” means (a) any Lender and/or any Affiliate of any Lender that (i) either (A) is party to a Swap Contract permitted hereunder with Borrower or any Subsidiary on the Closing Date or (B) at any time it occupies such role or capacity enters into a Swap Contract permitted hereunder with Borrower or any Subsidiary and (ii) in the case of a Lender or an Affiliate of a Lender (other than an Affiliate of the Administrative Agent), maintains a reporting system acceptable to the Lead Lenders with respect to Swap Contract exposure and agrees with the Lead Lenders to provide regular reporting to the Administrative Agent and the Lead Lenders in form and substance reasonably satisfactory to the Lead Lenders, with respect to such exposure and (b) any other counterparty reasonably acceptable to the Lead Lenders (provided that it is understood and agreed that Cargill and any other counterparty with an Investment Grade Rating at the time such Swap Contract is entered into shall be deemed reasonably acceptable to the Lead Lenders) that enters into a Swap Intercreditor Agreement.  In addition thereto, any Affiliate of a Lender shall, upon the Lead Lender’s request, execute and deliver to the Administrative Agent and the Lead Lenders a letter agreement pursuant to which such Affiliate designates the Administrative Agent as its agent and agrees to share, pro rata, all expenses relating to liquidation of the Collateral for the benefit of such Affiliate.

“Eligible Swap Counterparties” means, collectively, Eligible Secured Swap Counterparties and Eligible Unsecured Swap Counterparties.

“Eligible Unsecured Swap Counterparty” means in the case of any Swap Contract the obligations under which are unsecured, any counterparty with an Investment Grade Rating at the time such Swap Contract is entered into.

“Environmental Laws” means any and all Laws relating to the environment or the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Materials or wastes into the environment, including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Materials or wastes or the clean up or other remediation thereof.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Borrower or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment, or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Offering” means, (i) any underwritten public offering of common stock of the Borrower registered under the Securities Act of 1933 (other than on Form S-8 or any successor thereto) other than any issuance of securities under any benefit plan of the Borrower and (ii) any unregistered offering of common stock of the Borrower, so long as, at the time of the consummation thereof, the Borrower has a class of common equity securities registered pursuant to Section 12(b) or 12(g) under the Securities Exchange Act of 1934.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means each trade or business (whether or not incorporated) which together with Borrower is under common control within the meaning of Section 4001(a)(1) of ERISA or subsections (b), (c), (m), or (o) of Section 414 of the Code.  Any former ERISA Affiliate of Borrower shall continue to be considered an ERISA Affiliate of Borrower within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of the Borrower and with respect to liabilities arising after such period for which the Borrower could be liable under the Code or ERISA.

“ERISA Event” means (a) any “reportable event” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the failure by the Borrower or any of its ERISA Affiliates to make any required contribution to a Multiemployer Plan pursuant to Sections 431 or 432 of the Code ; (c) the filing pursuant to Section 412(c) of the Code or Section 303(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate or reorganize any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Borrower or any ERISA Affiliate from any Plan or Multiemployer Plan; (g) a lien has been imposed under the Code or ERISA on the assets of the Borrower or any ERISA Affiliate under Section 303(k) or 4068 of ERISA or 430(k) of the Code with respect to any Plan maintained by Borrower or any ERISA Affiliate; (h) the receipt by Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from Borrower or any ERISA Affiliate of any notice, concerning the imposition upon Borrower or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, in “endangered” or “critical” status, or terminated within the meaning of Section 431 or 432 of the Code or Sections 304 and 305 of ERISA; (i) the occurrence of a non-exempt prohibited transaction with respect to any Plan maintained or contributed to by any Borrower (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected to result in material liability to the Borrower, (j) the imposition of liability on Borrower or any ERISA Affiliate pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (k) the occurrence of an act or omission which could reasonably be expected to give rise to the imposition on Borrower or any ERISA Affiliate of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Plan; or (l) receipt from the IRS of notice of the failure of any Plan intended to be qualified under Section 401(a) of the Code to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Plan to qualify for exemption from taxation under Section 501(a) of the Code.

“Event of Default” has the meaning set forth in Section 8.1.

“Exchange Agreement” means the Exchange Agreement, dated as of May 22, 2015, among the Conversion Lender, the Borrower and the other parties thereto.

“Excluded Property” means such assets defined in the Security Documents and Collateral Documents.

“Excluded Property Leaseback” means any sale-leaseback of Excluded Property.

“Excluded Subsidiary” means (a) each Immaterial Subsidiary, for so long as any such Subsidiary constitutes an Immaterial Subsidiary pursuant to the terms hereof, (b) each Domestic Subsidiary that is prohibited by any applicable contractual requirement (not entered into in contemplation of such Subsidiary becoming a Restricted Subsidiary and not involving a contractual arrangement with any Credit Party, Subsidiary or Affiliate thereof) or Requirement of Law from guaranteeing or granting Liens to secure the Obligations on the Closing Date or at the time such Subsidiary becomes a Restricted Subsidiary (and for so long as such restriction or any replacement or renewal thereof is in effect and was not entered into in contemplation of such Subsidiary becoming a Restricted Subsidiary) or that would require consent, approval, license or authorization of a Governmental Authority to guarantee or grant Liens to secure the Obligations on the Closing Date or at the time such Subsidiary becomes a Restricted Subsidiary (unless such consent, approval, license or authorization has been received), (c) any Foreign Subsidiary, (d) any Domestic Subsidiary that is (i) a FSHCO or (ii) owned directly or indirectly by a CFC, (e) any other Domestic Subsidiary with respect to which, (x) in the reasonable judgment of the Lead Lenders and the Borrower, the cost or other consequences of providing a Guarantee of or granting Liens to secure the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom or (y) providing such a Guarantee or granting such Liens would result in material adverse tax consequences to the Borrower or any of the Borrower’s Subsidiaries as reasonably determined by the Borrower in consultation with the Lead Lenders (such consultation limited to the tax consequences of such Guarantee or Liens) and (g) each Unrestricted Subsidiary.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty by such Guarantor of, or the grant by such Guarantor of a security interest or lien to secure, or the provision by such Guarantor of other support of, such Swap Obligation is or becomes illegal under the Commodity Exchange Act by virtue of such party’s failure for any reason to constitute an Eligible Contract Participant at the time such guaranty, grant of security interest or lien or provision of support of, such Swap Obligation becomes effective. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guaranty, grant of security interest or lien to secure or provision of other support is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan (other than pursuant to an assignments request by the Borrower under Section 11.6(c)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.13(a), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.13(f), and (d) any U.S. withholding Taxes imposed under FATCA.

“Existing Credit Agreement” means that certain Third Amended and Restated Credit Agreement dated as of August 11, 2014, among the Borrower, the lenders party thereto and Bank of Montreal, as administrative agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof.

“Existing Credit Agreement Debt” means the “Obligations” (as defined in the Existing Credit Agreement).

“Existing Credit Agreement Liens” means the “Liens” (as defined in the Existing Credit Agreement) that were granted in favor of the “Administrative Agent” (as defined in the Existing Credit Agreement) to secure the Existing Credit Agreement Debt.

“Existing Credit Agreement Loan Documents” means the “Financing Documents” (as defined in the Existing Credit Agreement).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (and any amended or successor versions thereof that are substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and any fiscal or regulatory legislation, rules, or practices adopted pursuant to such intergovernmental agreement.

“Federal Funds Rate” means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (ii) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Administrative Agent on such day on such transactions as determined by Administrative Agent.

“Financing Documents” means this Agreement, any Notes, the Security Documents, the Collateral Documents, any fee letter between Wilmington Trust, National Association or GSO Capital Partners LP, as applicable, and the Borrower relating to the transactions contemplated hereby, the Intercreditor Agreements and any subordination or intercreditor agreement pursuant to which any Debt and/or any Liens securing such Debt is subordinated to all or any portion of the Obligations, and all other documents, instruments and agreements (other than any Swap Contract) contemplated herein or thereby and heretofore executed, executed concurrently herewith or executed at any time and from time to time hereafter, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

“First Call Date” has the meaning set forth in Section 2.3(g).

“First-tier Foreign Subsidiary” means a Foreign Subsidiary the Capital Stock of which is owned directly by the Borrower or by a Domestic Subsidiary of the Borrower (other than a Domestic Subsidiary that is owned, directly or indirectly, by a CFC).

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Year” means a fiscal year of Borrower, ending on December 31 of each calendar year.

“Foreign Lender” means any Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Foreign Subsidiary” means any Restricted Subsidiary other than a Domestic Subsidiary.

“FSHCO” means any Domestic Subsidiary (including a disregarded entity for U.S. federal income tax purposes) that owns no material assets (directly or through Subsidiaries) other than Capital Stock or Debt of one or more Foreign Subsidiaries that are CFCs.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the United States accounting profession), which are applicable to the circumstances as of the date of determination.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, department or Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other Person owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing, whether domestic or foreign.

“GSO Lenders” means funds and accounts managed, advised or sub-advised by GSO Capital Partners LP or its Affiliates, including without limitation FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Energy and Power Fund, Cobbs

Creek LLC, Race Street Funding LLC, Lehigh River LLC, Juniata River LLC, Green Creek LLC and Jefferson Square Funding LLC.

“Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take or pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include (i) endorsements for collection or deposit in the Ordinary Course of Business or (ii) any Lien described in item (m) of the definition of “Permitted Encumbrances”.  The term “Guarantee” used as a verb has a corresponding meaning.

“Guarantor” means (i) initially, Warren Resources of California, Inc., a California corporation, Warren E&P, Inc., a New Mexico corporation and Warren Marcellus LLC, a Delaware limited liability company, which as of the date hereof are the only Material Subsidiaries of the Borrower other than any Unrestricted Subsidiaries as of the date hereof and (ii) each other Restricted Subsidiary that hereafter executes and delivers to Administrative Agent and the Lenders a Guaranty, in each case until such Person ceases to be a Guarantor in accordance with the terms hereof.

“Guaranty” means the Guaranty, dated as of the date hereof, among the Guarantors and the Administrative Agent or, as the context otherwise requires, a joinder to such Guaranty executed and delivered after the Closing Date.

“Hazardous Materials” means (i) any “hazardous substance” as defined in CERCLA, (ii) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, including all amendments thereto and all regulations thereunder, (iii) asbestos, (iv) polychlorinated biphenyls, (v) petroleum, its derivatives, by products and other hydrocarbons, (vi) mold and (vii) any other pollutant, toxic, radioactive, caustic or otherwise hazardous substance regulated under Environmental Laws.

“Hazardous Materials Contamination” means contamination (whether now existing or hereafter occurring) of the improvements, buildings, facilities, personalty, soil, groundwater, air or other elements on or of the relevant property by Hazardous Materials, or any derivatives thereof, or on or of any other property as a result of Hazardous Materials, or any derivatives thereof, generated on, emanating from or disposed of in connection with the relevant property.

“Hydrocarbons” means oil, gas, casinghead gas, coalbed methane, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom and all other minerals.

“Hydrocarbon Interests” means all of Borrower’s and each Guarantor’s rights, titles, interests and estates in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interest of similar nature, in and under the Oil and Gas Properties that are subject to Lenders Liens.

“Immaterial Subsidiary” means any Subsidiary that is not a Material Subsidiary.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan or Financing Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning set forth in Section 9.2.

“Initial Lenders” means the Lenders party hereto on the Closing Date.

“Initial Reserve Report” means the reserve report dated as of December 31, 2014 prepared by Netherland Sewell & Associates Inc., an independent petroleum engineer, concerning the Oil and Gas Properties, a copy of which has been delivered to each Lender.

“Insolvency Event” shall mean any circumstance described in Sections 8.1(f) or (g).

“Intellectual Property” means, with respect to any Person, all patents, trademarks, trade names, trade styles, trade dress, service marks, logos and other business identifiers, copyrights, technology, know-how and processes, computer hardware and software and all applications and licenses therefor, used in or necessary for the conduct of business by such Person.

“Intercreditor Agreements” means, as applicable, the Swap Intercreditor Agreement, the Pari Passu Intercreditor Agreement and the Second Lien Intercreditor Agreement.

“Interest Coverage Ratio” has the meaning provided in the Compliance Certificate.

“Interest Period” means, for each Loan, the three-month period commencing on the first day of each Fiscal Quarter and ending on the last day of such Fiscal Quarter and, thereafter, each subsequent three-month period commencing on the first day of the immediately following Fiscal Quarter and ending on the last day of such Fiscal Quarter. The duration of each such Interest Period shall be three (3) months; provided, however, that:

(a)                                 no Interest Period shall end after the Maturity Date, and in such event, the Interest Period shall be reformed to equal the length from the date of such Loan until the Maturity Date; and

(b)                                 with respect to all Loans made during the period from the Closing Date until the end of the Fiscal Quarter in which the Closing Date occurred, the Interest Period for such Loans shall be deemed to have commenced on the Closing Date and the Interest Period shall be reformed to end on the last day of such Fiscal Quarter.

“Investment” means any investment in any Person, whether by means of acquiring (whether for cash, property, services, Capital Stock or otherwise), making or holding Debt securities, Capital Stock, capital contributions, loans, time deposits, advances, Guarantees or otherwise.  The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect thereto.

“Investment Grade Rating” means a rating equal to or higher than:

(a)                                 Baa3 (or the equivalent) with a stable or better outlook by Moody’s; and

(b)                                 BBB- (or the equivalent) with a stable or better outlook by S&P,

or, if either such entity ceases to make a rating publicly available, the equivalent investment grade credit rating from any other rating agency.

“Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, guidances, guidelines, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, governmental agreements and governmental restrictions, whether now or hereafter in effect.

“Lead Lenders” mean (i) on the Closing Date and at any time thereafter so long as the GSO Lenders hold 50% or more of the sum of (A) the outstanding Delayed Draw Commitment and (B) the then aggregate outstanding principal balance of the Loans, the GSO Lenders and (ii) on any date after the Closing Date on which the GSO Lenders hold less than 50% of the sum of (A) the outstanding Delayed Draw Commitment and (B) the then aggregate outstanding principal balance of the Loans, the Required Lenders; provided that the Delayed Draw Commitment Amount of, and the portion of the aggregate outstanding principal balance of the Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Lead Lenders.

“Lender” has the meaning specified in the introductory paragraph hereto (including, for the avoidance of doubt, any Conversion Lender, any Delayed Draw Lender and any New Term Loan Lender) and including each Eligible Assignee that becomes a party hereto pursuant to Section 11.6 and the respective successors of all of the foregoing, and “Lenders” means all of the foregoing.  In addition to the foregoing, solely for the purpose of identifying the Persons entitled to share in payments and collections from the Collateral as more fully set forth in this Agreement and the Security Documents and Collateral Documents, the term “Lender” shall include the parties referred to in clause (a) of the definition of Eligible Secured Swap Counterparties.  In connection with any such distribution of payments and collections, the Administrative Agent shall be entitled to assume that no amounts are due to any Eligible Secured Swap Counterparty unless such Eligible Secured Swap Counterparty has notified the Administrative Agent of the amount of any such liability owed to it prior to such distribution.

“Lender Liens” means the Liens purported to be granted in the Collateral in favor of Administrative Agent for the ratable benefit of the Secured Parties or directly for the benefit of any Secured Party pursuant to the Financing Documents.

“LIBOR Loans” means any Loans which accrue interest by reference to the LIBOR Rate, in accordance with the terms of this Agreement.

“LIBOR Base Rate” means in determining LIBOR Rate, the inter-bank offered rate in effect from time to time for delivery of funds for three (3) months in amounts approximately equal to the principal amount of the applicable Loans set forth on the Reuters Reference LIBOR1 page as the London Interbank Offered Rate, for deposits in Dollars at 11:00 a.m. (London, England time) two (2) Business Days before the first day of the applicable Interest Period and for a period equal to such Interest Period; provided that, if such quotation is not available for any reason, LIBOR Base Rate shall then be the rate determined by the Lead Lenders to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in immediately available funds in the approximate amount of the Loans being made or continued by the Lenders and with a term equivalent to such Interest Period would be offered by the London branch of a financial institution chosen by the Lead Lenders to major banks in the London or other offshore interbank market for Dollars at their request at approximately 11:00 a.m. (London, England time) two (2) Business Days prior to the commencement of such Interest Period.

“LIBOR Rate” means, with respect to any LIBOR Loan for any Interest Period, a rate per annum equal to the greater of (x) 1.00% and (y) the LIBOR Base Rate.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset.  For the purposes of this Agreement and the other Financing Documents, Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset (other than an asset leased pursuant to an Excluded Property Leaseback).

“Litigation” means any action, suit or proceeding before any court, mediator, arbitrator or Governmental Authority.

“Loan Account” has the meaning set forth in Section 2.11.

“Loan Exposure” means, with respect to any Lender on any date of determination, the percentage equal to the aggregate outstanding principal amount of such Lender’s Loans on such date divided by the aggregate Loans on such date.

“Loans” means the Converted Term Loans, the New Term Loans and the Delayed Draw Term Loans.

“Long Term Indebtedness” means, at any time, all consolidated Debt of Borrower that should be classified as “funded indebtedness” or “long term indebtedness” on Borrower’s balance sheet as of such date, in accordance with GAAP, excluding “funded indebtedness” or “long term indebtedness” of the Unrestricted Subsidiaries.

“Make-Whole Amount” has the meaning set forth in Section 2.3(g).

“Margin Stock” has the meaning assigned thereto in Regulation U of the Federal Reserve Board.

“Material Adverse Effect” means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (i) the business, assets, properties, liabilities (actual or contingent), operations, or financial condition of Borrower and its Subsidiaries taken as a whole, (ii) the rights and remedies of Administrative Agent or Lenders under any Financing Document, or the ability of any Credit Party to perform any of its obligations under any Financing Document to which it is a party, (iii) the legality, validity or enforceability of any Financing Document, or (iv) the existence, perfection or priority of any security interest granted in any Financing Document.

“Material Subsidiary” means, at any date of determination, each Restricted Subsidiary of the Borrower (a) whose assets (when combined with the assets of such Restricted Subsidiary’s Subsidiaries, after eliminating intercompany obligations) at the last day of the most recently ended for fiscal quarter period for which financial statements are available were equal to or greater than 2.5% of the consolidated assets of the Borrower and the Restricted Subsidiaries at such date or (b) whose revenues (when combined with the revenues of such Subsidiary’s Subsidiaries, after eliminating intercompany obligations) during such period were equal to or greater than 2.5% of the consolidated revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Restricted Subsidiaries that are not Material Subsidiaries have, in the aggregate, (i) (when combined with the assets of such Restricted Subsidiary’s Subsidiaries, after eliminating intercompany obligations) at the last day of the most recently ended for fiscal quarter period for which financial statements are available equal to or greater than 5.0% of the consolidated assets of the Borrower and the Restricted Subsidiaries at such date or (ii) revenues (when combined with the revenues of such Subsidiary’s Subsidiaries, after eliminating intercompany obligations) during such period equal to or greater than 5.0% of the consolidated revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP, then the Borrower shall, on the date on which financial statements for such fiscal period are delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Restricted Subsidiaries as “Material Subsidiaries”.

“Maturity Date” means May 22, 2020 (or if such day is not a Business Day, the next preceding Business Day).

“Maximum Lawful Rate” has the meaning set forth in Section 2.12(b).

“Mortgage Properties” means the Oil and Gas Properties described in one or more duly executed, delivered and filed Mortgages evidencing a first and prior Lien in favor of Administrative Agent for the benefit of the Secured Parties and subject only to the Permitted Liens.

“Mortgages” means each Deed of Trust, Mortgage, Line of Credit Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement executed by Borrower or any Guarantor, which by grant or assignment, create in favor of Administrative Agent, for the ratable benefit of the Secured Parties, as it may be amended or modified and in effect from time to time.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds” means, with respect to any transaction or event, an amount equal to the cash proceeds received by Borrower or any Subsidiary from or in respect of such transaction or event (including proceeds of any non-cash proceeds of such transaction), less (i) any underwriting discounts and out-of-pocket expenses paid to a Person that are reasonably incurred by Borrower or such Subsidiary in connection therewith and (ii) in the case of an Asset Disposition, the amount of any Debt secured by a Lien on the related asset and discharged from the proceeds of such Asset Disposition and any taxes paid or reasonably estimated by Borrower or the applicable Subsidiary to be payable by such Person in respect of such Asset Disposition (provided, that if the actual amount of taxes paid is less than the estimated amount, the difference shall immediately constitute Net Cash Proceeds).

“New Term Loan Commitment” means, as to any Lender, the dollar amount set forth opposite such Lender’s name on the Commitment Annex under the column “New Term Loan Commitment.”

“New Term Loan Lenders” means, (a) on the Closing Date, each of the Lenders listed on the Commitment Annex under the column “New Term Loan Lender” and (b) after the Closing Date, any existing New Term Loan Lender pursuant to clause (a) above and an Eligible Assignee to whom an existing New Term Loan Lender assigns all or a portion of its New Term Loans pursuant to the terms of an effective Assignment Agreement.

“New Term Loans” means the loans made pursuant to Section 2.1(b) in accordance with this Agreement.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Funding Lender” has the meaning set forth in Section 10.16.

“Non-Recourse Debt” means Debt of an Unrestricted Subsidiary at any time outstanding for which no Credit Party is liable for payment, and which is not secured by any property of any Credit Party, other than the Capital Stock of such Unrestricted Subsidiary.

“Note” means a promissory note made by Borrower in favor of a Lender evidencing Loans, as the case may be, made by such Lender, substantially in the form of Exhibit F.

“Notice of Borrowing” means a notice of a Responsible Officer, appropriately completed and substantially in the form of Exhibit C hereto.

“Notice of Prepayment” has the meaning set forth in Section 2.3(d).

“Obligations” means all obligations, liabilities and indebtedness (monetary (including post-petition interest, whether or not allowed) or otherwise) of each Credit Party under this Agreement and any other Financing Document, including any make-whole amounts (including the Make-Whole Amount) and any repayment or prepayment premiums (including the Repayment Premium), in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.  In addition to, but without duplication of, the foregoing, the Obligations shall include, without limitation, all obligations, liabilities and indebtedness arising from or in connection with all Swap Contracts entered into with any Eligible Secured Swap Counterparty.  Notwithstanding the above, when used with reference to any Guarantor, the term “Obligations” excludes any Excluded Swap Obligations with respect to such Guarantor.

“OFAC” means the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” means, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Oil and Gas Properties” means all oil, gas and/or mineral leases, oil, gas or mineral properties, mineral servitudes and/or mineral rights of any kind (including, without limitation, mineral fee interests, lease interests, farmout interests, overriding royalty and royalty interests, net profits interests, oil payment interests, production payment interests and other types of mineral interests), and all oil and gas gathering, treating, storage, processing and handling assets.

“Ordinary Course of Business” means, in respect of any transaction involving any Credit Party, the ordinary course of such Credit Party’s business, as conducted by such Credit Party in accordance with past practices or which is customary in the oil and gas business.

“Organizational Documents” means, with respect to any Person other than a natural person, the documents by which such Person was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Person (such as by-laws, a partnership agreement or an operating, limited liability company or members agreement).

“Other Connection Taxes” means, with respect to any Lender, Taxes imposed as a result of a present or former connection between such Lender and the jurisdiction imposing such Tax (other than connections arising from such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Financing Document, or sold or assigned an interest in any Loan or Financing Document).

“Other Taxes” means all present or future stamp, documentary, intangible, recording, filing taxes or any other similar taxes arising from any payment made hereunder or under any other Financing Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Financing Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 11.6(c)).

“Pari Passu Intercreditor Agreement” means any intercreditor agreement and/or collateral trust agreement among the Credit Parties, the Administrative Agent and an agent or a trustee (acting on behalf of the holders of any Debt that is secured by the Collateral on a pari passu basis with the Liens securing the Obligations) reflecting the pari passu status of the Liens securing such Debt, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Lead Lenders.

“Participant” has the meaning set forth in Section 11.6(b).

“Participant Register” has the meaning set forth in Section 11.6(b).

“Payment Account” means the account specified on the signature pages hereof into which all payments by or on behalf of Borrower to Administrative Agent under the Financing Documents shall be made, or such other account as Administrative Agent shall from time to time specify by notice to Borrower.

“PBGC” means the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions under ERISA.

“PDP PV-10 Value” means, as of any date of determination, the PV-10 Value of the Borrower’s and its Subsidiaries collective interests in Proved Developed Reserves described in the most recent Reserve Report delivered hereunder.

“Permits” has the meaning set forth in Section 3.1.

“Permitted Contest” means a contest maintained in good faith by appropriate proceedings promptly instituted and diligently conducted and with respect to which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; provided that compliance with the obligation that is the subject of such contest is effectively stayed during such challenge.

“Permitted Encumbrances” means any or all of the following:

(a)                                 Liens imposed by law for taxes, assessments or other governmental charges that are not yet due or are being contested in compliance with Section 4.2;

(b)                                 Liens of landlords, vendors, carriers, warehousemen, mechanics, materialmen, repairmen and other like Liens or charges imposed by law, or otherwise, arising in the Ordinary Course of Business for amounts not yet delinquent (including any amounts being withheld) or securing obligations that are not overdue by more than 90 days or are being contested in compliance with Section 4.2;

(c)                                  pledges and deposits made in the Ordinary Course of Business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d)                                 deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the Ordinary Course of Business;

(e)                                  judgment liens in respect of judgments that do not constitute an Event of Default under clause (i) of Section 8.1;

(f)                                   easements, zoning or other restrictions, rights-of-way, covenants, conditions, servitudes, permits, authorizations, surface and use leases and agreements, rights, obligations and similar encumbrances on real or personal property imposed by law or arising in the Ordinary Course of Business that:  (i) are of record, (ii) are apparent from a physical inspection of the affected properties, (iii) Borrower took subject to, (iv) do not secure any monetary obligations, (v) do not materially detract from the value of the affected property, and (vi) do not interfere with the ordinary conduct of business of Borrower or any Subsidiary;

(g)                                  liens in favor of co-owner working interest owners under joint operating agreements;

(h)                                 inchoate liens arising under ERISA to secure the contingent liabilities, if any, permitted by this Agreement (other than any lien imposed pursuant to Section 430(k) of the Code or Sections 303(k) or 4068 of ERISA);

(i)                                     deposits, encumbrances or pledges to secure payments of workers compensation insurance and related payments, public liability, unemployment and other insurance, old-age pensions of other social security obligations, or the performance of bids, tenders, leases, contracts (other than contracts for the payment of money), public or statutory obligations, surety, stay or appeal bonds, or other similar obligations arising in the Ordinary Course of Business;

(j)                                    any Designated Title Exceptions which are incurred in the Ordinary Course of Business; and

(k)                                 encumbrances arising out of judgments or awards in respect of which Borrower shall in good faith be prosecuting an appeal or proceedings for review; provided that Borrower shall have set aside on its books adequate reserves, in accordance with GAAP, with respect to such judgment or award;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Debt (other than Bonds).

“Permitted Investments” means:

(a)                                 direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b)                                 investments in commercial paper maturing within 180 days after the date of acquisition thereof and having, at such date of acquisition, one of the two highest credit rating obtainable from S&P or from Moody’s;

(c)                                  investments in certificates of deposit, banker’s acceptances and time deposits maturing within 365 days after the date of acquisition thereof that are issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000;

(d)                                 fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

(e)                                  money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Permitted Liens” means Liens permitted pursuant to Section 5.2.

“Permitted Pari Debt” shall mean any Debt incurred by the Borrower in the form of one or more tranches of secured loans; provided that (a) the final maturity date of any such Debt shall be no earlier than he Maturity Date, (b) the Weighted Average Life to Maturity of such Indebtedness shall be no shorter than the Weighted Average Life to Maturity of the Loans, (c) (i) such Debt shall be secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations and shall not be secured by any property or assets of the Borrower or any Subsidiary other than Collateral, and a “senior representative” acting on behalf of the holders of such Debt shall have become party to, or otherwise subject to, the provisions of the Pari Passu Intercreditor Agreement, (ii) such Debt shall be subject to the same Collateral Documents and Security Documents as used in connection with this Agreement and (iii) such Debt shall be pari passu in right of payment with the Obligations, (d) all of the obligors or guarantors with respect to such Debt shall be a Person that is a Credit Party, (e) the proceeds of such Debt shall not be used to refinance, refund or replace any other Debt, and (f) (i) the terms and conditions of such Debt, taken as a whole, shall be substantially the same as the terms and conditions of this Agreement and shall not be materially less favorable to the Credit Parties than this Agreement or to the Persons providing such Debt than those applicable to the Lenders (with any such differences to be reasonably acceptable to the Administrative Agent and the Lead Lenders), except for covenants or other provisions applicable only to periods after the Maturity Date, and and (ii) such Debt shall not (A) contain any maintenance or financial covenants that are not in this Agreement, (B) have any maintenance or financial covenant commencing earlier than the date that is eighteen (18) months after the Closing Date, or (C) be entitled to share on a greater than pro rata basis in any mandatory prepayments required hereunder; provided, however, if the All-in Yield on such Debt exceeds the initial All-in Yield for the Loans then outstanding by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the “Yield Differential”), then the LIBOR Rate for the Loans shall each automatically be increased by the Yield Differential, effective upon the incurrence of such Debt (provided that if the Debt includes an interest rate floor greater than the applicable interest rate floor under the

Loans then outstanding, such differential between interest rate floors shall only be included in the calculation of All-in Yield to the extent such increase in interest rate floors would cause an increase in the interest rate then in effect, and such increase and any other increase otherwise required by this proviso to the extent attributable to such higher interest rate floor shall be implemented by increasing the interest rate floor (but not the interest rate margin) applicable to the Loans then outstanding).

“Permitted Second Lien Debt” shall mean any Debt incurred by the Borrower in the form of one or more series of secured debt securities or loans; provided that (a) the final maturity date of any such Debt shall be no earlier than the date that is 181 days following the Maturity Date and such Debt does not have any amortization, redemption, sinking fund or similar requirement prior to the date that is 181 days following the Maturity Date, (b) the Weighted Average Life to Maturity of such Indebtedness shall be no shorter than the Weighted Average Life to Maturity of the Loans, (c) (i) such Debt shall be secured by the Collateral on a second-lien basis with the Obligations and shall not be secured by any property or assets of the Borrower or any Subsidiary other than Collateral, and a “junior representative” acting on behalf of the holders of such Debt shall have become party to, or otherwise subject to, the provisions of the Second Lien Intercreditor Agreement, (ii) the security agreements and collateral documents related to such Debt are substantially the same as the Security Documents and the Collateral Documents (with any such differences to be reasonably acceptable to the Administrative Agent and the Lead Lenders) and (iii) such Debt shall be pari passu or junior in right of payment with the Obligations, (d) all of the obligors or guarantors with respect to such Debt shall be a Person that is a Credit Party, (e) the terms and conditions (including, but not limited to, prepayment provisions, covenant structure, rate and cost of capital) of such Debt, taken as a whole, shall be reasonably acceptable to the Administrative Agent and the Lead Lenders, (f) the proceeds of such Debt incurred pursuant to clause (A)(x) of the proviso in Section 5.1(i) shall be used solely in connection with a debt-for-debt exchange of the Senior Notes and the proceeds of such Debt incurred pursuant to clause (A)(y) of the proviso in Section 5.1(i) shall be used as permitted under the terms of this Agreement.

“Person” means any natural person, corporation, limited liability company, professional association, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any Governmental Authority.

“Plan” means any employee pension benefit plan (as defined in Section 3(2) of ERISA, but excluding any Multiemployer Plan) subject to Title IV of ERISA in respect of which the Borrower or any ERISA Affiliate is (or, if such Plan were terminated, would under Section 4062 or Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Pledge Agreement” means the Pledge Agreement, dated as of the date hereof, among the Credit Parties and the Administrative Agent or, as the context otherwise requires, a joinder to such Pledge Agreement executed and delivered after the Closing Date.

“Production Proceeds” has the meaning set forth in Section 4.10(f).

“Projected Oil and Gas Production” means the projected production of oil or gas (measured by volume unit or BTU equivalent, not sales price) for the term of any Swap Contract or for a particular month, as applicable, from the interests in Oil and Gas Properties owned by any Credit Party which are located in or offshore of the United States to the extent then categorized as Proved Developed Producing Reserves, as such production is projected in the most recent report delivered pursuant to Section 4.1(i) or (j), after deducting projected production from any properties or interests sold or under contract for sale that had been included in such report and after adding projected production from any properties or interests that had not been reflected in such report but that are reflected in a separate or supplemental reports meeting the requirements of such Section 4.1(i) or (j) and otherwise are reasonably satisfactory to Lead Lenders.

“Pro Rata Share” means (i) with respect to a Lender’s commitment to make Delayed Draw Term Loans, the Delayed Draw Commitment Percentage of such Lender, (ii) with respect to a Lender’s right to receive payments of principal and interest with respect to Loans, such Lender’s Loan Exposure with respect thereto and (iii) for all other purposes (including without limitation the indemnification obligations arising under Section 10.6) with respect to any Lender, the percentage obtained by dividing (A) the sum of such Lender’s then existing Delayed Draw Commitment Amount and such Lender’s then existing Loan Outstandings by (B) the sum of the then existing Delayed Draw Commitment and the then existing Loan Outstandings of all Lenders.

“Proved Reserves” means Proved Reserves as defined in Definitions for Oil and Gas Reserves promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect from time to time and “Proved Developed Producing Reserves” means Proved Reserves, which are categorized as both “Developed” and “Producing” in such Definitions.

“PV-10 Value” means the net present value, discounted at 10% per annum, of the future net revenues expected to accrue to the Borrower and its Subsidiaries’ collective interests in Proved Developed Producing Reserves expected to be produced from Oil and Gas Properties during the remaining expected economic lives of such reserves. Each calculation of such expected future net revenues shall be made in accordance with the then existing standards of the Society of Petroleum Engineers (or any generally recognized successor), provided that in any event (a) appropriate deductions shall be made for severance and ad valorem Taxes, and for operating, gathering, transportation and marketing costs required for the production and sale of such reserves, (b) appropriate adjustments shall be made for hedging operations, provided that Swap Contracts with non-investment grade counterparties shall not be taken into account to the extent that such Swap Contracts improve the position of or otherwise benefit the Borrower or any of its Subsidiaries and (c) the pricing assumptions used in determining PV-10 Value for any particular reserves shall be: (i) for natural gas, the quotation for deliveries of natural gas for each such year from the New York Mercantile Exchange for Henry Hub, provided that with respect to quotations for calendar years after the third calendar year, the quotation for the third calendar year shall be applied, (ii) for crude oil, the quotation for deliveries of West Texas Intermediate crude oil for each such calendar year from the New York Mercantile Exchange for Cushing, Oklahoma, provided that with respect to quotations for calendar years after the third calendar year, the quotation for the third calendar year shall be applied and (iii) for natural gas liquids, the quotation for deliveries of natural gas liquids for each such calendar year from December 31, 2014, provided that with respect to quotations for calendar years after the third calendar year, the quotation for the third calendar year shall be applied; provided that future net revenues calculated using the pricing assumptions set forth in this clause (c) shall be further adjusted to account for the projected average basis differential for the periods utilized for such pricing assumptions based upon market based quotations reasonably determined by Borrower, with such supporting quotations or data as may be reasonably acceptable to the Lead Lenders.

“Qualified Properties” means (a) with reference to an increase in the Delayed Draw Commitment Amount pursuant to Section 2.6(b) pursuant to an Asset Disposition involving CBM Properties, investments (including capital expenditures) in any Oil and Gas Properties, provided, that not more than 75% of the amount of such increase in the Delayed Draw Commitment Amount may be utilized for investments that do not represent the acquisition of Oil and Gas Properties that constitute Proved Developed Reserves and (b) with reference to any transaction involving Net Cash Proceeds from an Asset Disposition of any property or assets (other than any transaction involving CBM Properties), investments (including capital expenditures) made by the Borrower or a Restricted Subsidiary in Oil and Gas Properties, provided, that not more than 50% of the amount of such Net Cash Proceeds may be utilized for investments that do not represent the acquisition of Oil and Gas Properties that constitute Proved Developed Reserves.

“Quarterly Payment Date” means the next to last Business Day of each March, June, September and December and the Maturity Date.

“Recipient” means (a) the Administrative Agent, (b) any Lender, and (c) any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder or under any other Financing Document.

“Refinancing Indebtedness” means, with respect to any Person, any replacement, refinancing, refunding, renewal or extension of any Debt of such Person; provided that:

(a)                                 the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Debt so replaced, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest thereon in connection with such replacement, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder;

(b)                                 such replacement, refinancing, refunding, renewal or extension has at the time incurred a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Debt being modified, replaced, refinanced, refunded, renewed or extended; and

(c)                                  if such Debt being replaced, refinanced, refunded, renewed or extended is junior or otherwise subordinated or pari passu in right of payment or security to the Obligations, such replacement, refinancing, refunding, renewal or extension is junior or otherwise subordinated or pari passu in right of payment or security to the Obligations on terms not materially less favorable to the Lenders (taken as a whole) than those contained in the documentation governing the Debt being replaced, refinanced, refunded, renewed or extended.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, advisors and sub-advisors of such Person and of such Person’s Affiliates.

“Repayment Premium” has the meaning set forth in Section 2.3(g).

“Replacement Lender” has the meaning set forth in Section 11.6(c).

“Required Lenders” means, subject to the provisions of Section 10.13(d), at any time Lenders holding greater than fifty percent (50%) of the sum of (A) the outstanding Delayed Draw Commitment and (B) the then aggregate outstanding principal balance of the Loans; provided that the Delayed Draw Commitment Amount of, and the portion of the aggregate outstanding principal balance of the Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Requirement of Law” means, as to any Person, any law, treaty, rule, regulation, statute, order, ordinance, decree, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority, in each case applicable to or binding upon such Person or any of its property or assets or to which such Person or any of its property or assets is subject.

“Reserve Report” means the report regarding the Proved Reserves of the Credit Parties, in form and scope reasonably acceptable to Lead Lenders, provided pursuant to Section 4.1(i) or (j).

“Reserve Documents” has the meaning given in Section 6.1(e).

“Responsible Officer” means any of the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer, or any other officer of Borrower or the Guarantor acceptable to Lead Lenders.

“Restricted Payment” means as to any Person (i) any dividend or other distribution (whether in cash, Capital Stock or other property) on any equity interest in such Person (except those payable solely in Capital Stock of the same class), (ii) any payment by such Person on account of (A) the purchase, redemption, retirement, defeasance, surrender, cancellation, termination or acquisition of any Capital Stock in such Person or any claim respecting the purchase or sale of any equity interest in such Person or (B) any option, warrant or other right to acquire any Capital Stock in such Person or (iii) any optional or voluntary payment, purchase, redemption, retirement, defeasance, surrender, cancellation, termination or acquisition of the Senior Notes (including any Refinancing Indebtedness in respect thereof), any Permitted Second Lien Debt (including any Refinancing Indebtedness in respect thereof).

“Restricted Subsidiary” means any Subsidiary that is not an Unrestricted Subsidiary.

“Second Lien Intercreditor Agreement” means any intercreditor agreement and/or collateral trust agreement among the Credit Parties, the Administrative Agent and an agent or trustee (acting on behalf of the holders of any Debt that is secured by the Collateral on a second-lien basis with the Liens securing the Obligations) reflecting the second-lien status of the Liens securing such Debt, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Lead Lenders.

“Secured Parties” means, collectively, Administrative Agent, the Lenders, the Eligible Secured Swap Counterparties, each co-agent or sub-agent appointed by Administrative Agent from time to time pursuant to Section 10.1, the Indemnitees and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Security Documents.

“Security Agreement” means that certain Security Agreement dated as of the date hereof, among the Borrower, the Guarantors and the Administrative Agent.

“Security Documents” means any agreement, document or instrument executed concurrently herewith or at any time hereafter pursuant to which one or more Credit Parties or any other Person either (i) Guarantees payment or performance of all or any portion of the Obligations and/or (ii) provides, as security for all or any portion of the Obligations, a Lien on any of its assets in favor of Administrative Agent for its own benefit and the benefit of Secured Parties, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

“Senior Notes” means the Borrower’s 9.0% senior unsecured notes due August 1, 2022 issued pursuant to that certain Indenture, dated as of August 11, 2014 (the “Senior Notes Indenture”), among the Borrower, the subsidiary guarantors party thereto and U.S. Bank National Association, as Trustee.

“Settlement Date” has the meaning set forth in Section 10.12(a).

“Settlement Service” has the meaning set forth in Section 11.6(a).

“Solvent” means, immediately after giving effect to the consummation of the Transactions, on and as of such date (i) the fair value of the assets of the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

“Stated Rate” has the meaning set forth in Section 2.12(b).

“Subsidiary” means, with respect to any Person, (i) any corporation of which an aggregate of more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than 50% of such Capital Stock whether by proxy, agreement, operation of Law or otherwise, and (ii) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner.  Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of Borrower.

“Swap” means any “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Contract” means any “swap agreement”, as defined in Section 101 of the Bankruptcy Code.

“Swap Obligation” means any obligation to pay or perform under any Swap, whether as a party to such Swap or by providing any guarantee of or provision of support for such Swap (and whether or not such obligation is pursuant to a Swap Contract entered into with any Eligible Secured Swap Counterparty).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” means the earliest to occur of (i) the Maturity Date and (ii) any date on which Administrative Agent or Lead Lenders elect to declare all or any portion of the Obligations to be, or all of the Obligations automatically become, immediately due and payable pursuant to Section 8.2.

“Transactions” means the transactions contemplated by this Agreement to occur on the Closing Date, the debt-for-debt exchange contemplated by the Exchange Agreement, the borrowings of the Delayed Draw Term Loans and the payment of fees and expenses incurred in connection with the foregoing.

“Treasury Rate” means the yield to maturity at a time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two (2) Business Days prior to the prepayment date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the applicable prepayment date to the First Call Date, provided, however, that if the period from the applicable prepayment date to the First Call Date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth (1/12th) of a year) from the weekly average yields of United States Treasury securities for which such yields are given having maturities as close as possible to the First Call Date, except that if the period from the applicable prepayment date to the First Call Date is less than one (1) year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one (1) year shall be used.

“UCC” means the Uniform Commercial Code of the State of New York or of any other state the Laws of which are required to be applied in connection with the perfection of security interests in any Collateral.

“United States” means the United States of America.

“Unrestricted Subsidiary” means (i) any Subsidiary that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of Borrower in the manner provided below, and (ii) any Subsidiary of an Unrestricted Subsidiary.  As of the Closing Date, Warren Energy Services, LLC is currently an Unrestricted Subsidiary.  The Board of Directors of Borrower may, at any time and from time to time, designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary provided that (1) no Default or Event of Default has occurred or is continuing at the time of such designation and after giving effect to such designation, (2) immediately after such designation, neither Borrower nor any Guarantor has any obligation to pay any Debt of such Subsidiary (excluding any contingent liability arising solely by virtue of such Person’s general partnership interest so long as (A) such Unrestricted Subsidiary’s charter documents prohibit it from incurring Debt, (B) such Unrestricted Subsidiary has not incurred any Debt, has not in any way guaranteed any Debt of such Subsidiary, nor has any assets or properties (excluding a pledge of the Capital Stock in such Subsidiary) which are subject to any Lien securing any Debt of such Subsidiary, and (C) notice of any such designation is promptly given to Administrative Agent in writing) and (3) the Borrower is in pro forma compliance with the financial covenants set forth in Article 6.  The Board of Directors of Borrower may, at any time and from time to time, designate any Unrestricted Subsidiary to be a Restricted Subsidiary provided that (x) no Default or Event of Default has occurred or is continuing at the time of such designation and after giving effect to such designation, and (y) notice of any such designation is promptly given to Administrative Agent in writing.

“Weighted Average Life to Maturity” means, when applied to Debt, at any Date, the quotient obtained by dividing:

(a)                                 the sum of the products of the number of years from the date of determination to the date of each successive scheduled principal payment or scheduled commitment reduction or termination of such Debt or redemption multiplied by the amount of the payment or reduction or termination; by

(b)                                 the sum of all such payments (or reduction or termination).

“Wholly-Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person of which all of the Capital Stock (other than, in the case of a corporation, directors’ qualifying shares, to the extent legally required) are directly or indirectly owned and controlled by such Person or one or more Wholly-Owned Subsidiaries of such Person.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Yield Differential” shall have the meaning assigned to such term in the definition of “Permitted Pari Debt”.

Section 1.2                                   Accounting Terms and Determinations.

Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder (including without limitation determinations made pursuant to the exhibits hereto) shall be made, and all financial statements required to be delivered hereunder shall be prepared on a consolidated basis in accordance with GAAP applied on a basis consistent with the most recent audited consolidated financial statements of Borrower and its Consolidated Subsidiaries delivered to Administrative Agent and Lenders.  If at any time any change in GAAP would affect the computation of any financial ratio or financial requirement set forth in any Financing Document, and either Borrower or Required Lenders shall so request, Administrative Agent, Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Borrower shall provide to Administrative Agent and Lenders financial statements and other documents required under this Agreement which include a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

Section 1.3                                   Other Definitional Provisions and References.

References in this Agreement to “Articles”, “Sections”, “Annexes”, “Exhibits” or “Schedules” shall be to Articles, Sections, Annexes, Exhibits or Schedules of or to this Agreement unless otherwise specifically provided.  Any term defined herein may be used in the singular or plural.  “Include”, “includes” and “including” shall be deemed to be followed by “without limitation”.  Except as otherwise specified or limited herein, references to any Person include the successors and assigns of such Person.  References “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including”, respectively.  The words “assets” and “property” shall be construed to have the same meaning and to refer to any and all tangible and intangible asset and properties any type.  Unless otherwise specified herein, the settlement of all payments and fundings hereunder between or among the parties hereto shall be made in lawful money of the United States and in immediately available funds.  Time is of the essence in Borrower’s and each other Credit Party’s performance under this Agreement and all other Financing Documents.  All amounts used for purposes of financial calculations required to be made herein shall be without duplication.  References to any statute or act shall include all related current regulations and all amendments and any successor statutes, acts and regulations.  References to any statute or act, without additional reference, shall be deemed to refer to federal statutes and acts of the United States.  References to any agreement, instrument or document shall include all schedules, exhibits, annexes and other attachments thereto.

ARTICLE 2
LOANS

Section 2.1                                   Loans and Borrowings; Commitments.

(a)                                 Commitments.  On the terms and subject to the conditions set forth herein, (a) each Conversion Lender severally agrees to make a Converted Term Loan to Borrower on the Closing Date in a principal amount not to exceed the Conversion Value of its Conversion Notes, (b) each New Term Loan Lender severally agrees to make a New Term Loan to Borrower on the Closing Date in a principal amount not to exceed its New Term Loan Commitment and (c) each Delayed Draw Lender severally agrees to make a Delayed Draw Term Loan to Borrower on each Delayed Draw Funding Date equal to such Lender’s Delayed Draw Commitment Percentage of Delayed Draw Term Loans requested by Borrower hereunder.

(b)                                 New Term Loans.  Each New Term Loan Lender shall make each New Term Loan to be made by it hereunder on the Closing Date by wire transfer of immediately available funds to such account in the United States as the Administrative Agent may designate not later than 12:00 (noon), New York City time, and the Administrative Agent shall promptly credit the amounts so received to an account as directed by Borrower in the applicable Notice of Borrowing maintained with the Administrative Agent or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective New Term Loan Lenders.

(c)                                  Delayed Draw Term Loans.  Each Delayed Draw Lender shall make each Delayed Draw Term Loan to be made by it hereunder on the applicable Delayed Draw Funding Date by wire transfer of immediately available funds to such account in the United States as the Administrative Agent may designate not later than 12:00 (noon), New York City time, on such Delayed Draw Funding Date, and the Administrative Agent shall promptly credit the amounts so received to an account as directed by Borrower in the applicable Notice of Borrowing maintained with the Administrative Agent or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Delayed Draw Lenders.

(d)                                 Converted Term Loans.  Each Conversion Lender shall make each Converted Term Loan to be made by it hereunder on the Closing Date by automatically converted its holdings of Senior Notes into a Converted Term Loan under this Agreement.

Section 2.2                                   Advancing Loans.

(a)                                 Notice of Borrowing.  Borrower shall deliver to Administrative Agent a Notice of Borrowing with respect to each proposed Borrowing, such Notice of Borrowing to be delivered no later than noon (Central time) on the third (3rd) Business Day prior to such proposed

Borrowing (and one (1) Business Day prior to such proposed Borrowing with respect to any Borrowings made on the Closing Date); provided that Borrower shall deliver to Administrative Agent a Notice of Borrowing with respect to each proposed Borrowing of Delayed Draw Term Loans no later than noon (Central time) on the tenth (10th) Business Day prior to such proposed Borrowing.  Once given, a Notice of Borrowing shall be irrevocable and Borrower shall be bound thereby. Each request for a Loan shall be in a minimum amount of $250,000 and, if in excess of such amount, in an integral multiple of $50,000 in excess of such amount; provided that (i) the request for the Borrowing of the New Term Loans on the Closing Date shall be equal to the full amount of the New Term Loan Commitments and (ii) each request for a Borrowing of Delayed Draw Term Loans shall be in a minimum amount of $10,000,000 and, if in excess of such amount, in an integral multiple of $1,000,000 in excess of such amount.

(b)                                 [Reserved].

Section 2.3                                   Mandatory Prepayments.

(a)                                 Termination Date.  On the Termination Date, there shall become due, and Borrower shall pay the entire outstanding principal amount of each Loan, together with accrued and unpaid Obligations pertaining thereto.

(b)                                 Indebtedness.  In addition to any other mandatory prepayment pursuant to this Section 2.3, within five Business Days after each date on or after the Closing Date upon which Borrower or any Subsidiary receives any proceeds from any issuance or incurrence by Borrower or any Subsidiary of Debt (other than Debt permitted to be issued or incurred pursuant to Section 5.1), an amount equal to 100% of the Net Cash Proceeds of the respective incurrence of Debt shall be applied on such date as a mandatory repayment in accordance with the requirements of Sections 2.4, 8.6, 2.3(d) and 2.3(e). Any mandatory repayment pursuant to this Section 2.3(b) shall be accompanied by the Make-Whole Amount and/or Repayment Premium, as applicable.

(c)                                  Asset Dispositions and Casualty Proceeds.  In addition to any other mandatory prepayment pursuant to this Section 2.3, within 10 days after each date on or after the Closing Date upon which Borrower or any Subsidiary receives any Casualty Proceeds or proceeds from any Asset Disposition, an amount equal to 100% of the Net Cash Proceeds therefrom shall be applied on such date as a mandatory repayment in accordance with the requirements of Sections 2.4, 8.6, 2.3(d) and 2.3(e); provided however, that (A) such Net Cash Proceeds shall not be required to be so applied on such date so long as (i) no Default or Event of Default then exists, (ii) Borrower has delivered to the Administrative Agent and Lead Lenders (y) on or prior to such date a certificate substantially in the form of Exhibit G providing written notice of its intent to reinvest such Net Cash Proceeds in Qualified Properties and certifying as to the matters set forth therein and (z) on or prior to the date of such reinvestment a certificate substantially in the form of Exhibit H providing written notice of its desire to withdraw funds from the Asset Disposition or Recovery Event Proceeds Pledged Account for the purpose of reinvesting such Net Cash Proceeds in Qualified Properties and certifying as to the matters set forth therein, (iii) both on and after such Asset Disposition and at the time of such proposed reinvestment, on a pro forma basis, (y) for any period of determination prior to the 18th month anniversary of the Closing Date, the Consolidated First Lien Leverage Ratio shall not exceed 5.5 to 1.0 and (z) for any period of determination following the 18th month anniversary of the Closing Date, the Borrower is in compliance with the Consolidated First Lien Leverage Ratio test in Section 6.1 and (iv) such Net Cash Proceeds shall be reinvested (or committed to be reinvested) in Qualified Properties within 270 days following the date of receipt of such Net Cash Proceeds (or, if the Borrower or the applicable Subsidiary enters into a legally binding commitment to reinvest such Net Cash Proceeds within such original 270 day period, within 90 days after such binding commitment is entered into); (B) upon receipt of any such Net Cash Proceeds, Borrower or the applicable Subsidiary shall deposit such Net Cash Proceeds into the Asset Disposition or Recovery Event Proceeds Pledged Account and such Net Cash Proceeds shall remain in the Asset Disposition or Recovery Event Proceeds Pledged Account until reinvested or applied to prepay the Loans, in each case in accordance with this Section 2.3(c); and (C) if all or any portion of such Net Cash Proceeds are not so reinvested within the time period indicated (or such earlier date, if any, as Borrower or the applicable Subsidiary determines not to reinvest such Net Cash Proceeds as set forth above), such remaining portion shall be applied on the last day of such period (or such earlier date, as the case may be) as provided above in this Section 2.3(c) without regard to clause (A) above; provided further, that (Y) (1) the first $25,000,000 in Net Cash Proceeds received in connection with any Asset Disposition involving the CBM Properties shall be used to make a mandatory prepayment pursuant to this Section 2.3 without regard to clauses (A), (B) and (C) above of this Section 2.3(c) and without regard to clause (Y)(1) below and (2) any additional Net Cash Proceeds in excess of $25,000,000 received in connection with any Asset Disposition of CBM Properties shall be used to make a mandatory prepayment pursuant to this Section 2.3 without regard to clauses (A), (B) and (C) above of this Section 2.3(c) and without regard to clause (Y)(2) above; provided further, that notwithstanding anything to the contrary contained herein, to the extent the positive balance in the Asset Disposition or Recovery Event Proceeds Pledged Account that is used to reduce Consolidated Total Debt pursuant to the definition thereof is not applied to a permitted reinvestment pursuant to this Section 2.3(c) at the time of testing the Consolidated First Lien Leverage Ratio as set forth above at the time of such reinvestment, then Borrower shall, concurrently with the making of the proposed permitted reinvestment, apply as a mandatory prepayment the portion of such amount that is not used pursuant to this Section 2.3(c) at the time of such proposed permitted reinvestment. Except as otherwise provided in Sections 2.3(g) and (h), any mandatory repayment pursuant to this Section 2.3(c) on account of Asset Dispositions shall be accompanied by the Make-Whole Amount and/or Repayment Premium, as applicable.

(d)                                 Certificates and Notices.  Borrower shall deliver to the Administrative Agent, (i) at the time of each prepayment required under this Section 2.3, a certificate signed by a Responsible Officer of Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) not later than 11:00 a.m., (Central time), four Business Days before the date of such prepayment, prior written notice of such prepayment (which such notice shall be delivered by the Administrative Agent to each Lender on the Business Day of receipt (or the immediately following Business Day if received after 11:00 a.m., (Central time) on any Business Day)) (a “Notice of Prepayment”). Each Notice of Prepayment shall specify the prepayment date and the principal amount of each Loan (or portion thereof) to be prepaid. All prepayments of Borrowings under this Section 2.3 shall be subject, to the extent applicable, to Section 2.3(g) and Section 2.3(h), but shall otherwise be without premium or penalty, and shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

(e)                                  Declining Lenders.  Each Lender may reject all or part of its applicable share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Loans required to be made pursuant to this Section 2.3 by providing written notice (each, a “Rejection Notice”) to the Administrative Agent no later than 5:00 p.m. (Central time) one Business Day after the date of such Lender’s receipt of the applicable Notice of Prepayment (any such Lender, a “Declining Lender”); provided, that, if a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above, such failure will be deemed an acceptance by such Lender of the total amount of such mandatory prepayment of Loans.  On such date, the Administrative Agent shall then provide written notice (the “Second Offer”) to Lenders other than the Declining Lenders (such Lenders, the “Accepting Lenders”) of the additional amount available (due to such Declining Lenders’ declining such prepayment) to prepay Loans owing to such Accepting Lenders, with such available amount to be allocated on a pro rata basis among the Accepting Lenders that accept the Second Offer.  Any Lenders declining prepayment pursuant to such Second Offer shall give written notice thereof to the Administrative Agent by 5:00 p.m. (Central time) no later than one Business Day after the date of such notice of a Second Offer; provided, that, if a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above, such failure will be deemed an acceptance of such Lender’s pro rata share of the Second Offer.  Borrower shall prepay the applicable Loans within one Business Day after its receipt of notice from the Administrative Agent of the aggregate amount of such prepayment. Amounts remaining after the allocation to Accepting Lenders as set forth above shall be retained by Borrower.

(f)                                   Repatriation.  Notwithstanding any other provisions of this Section 2.3, (i)  to the extent that any Casualty Proceeds or proceeds from any Asset Disposition by any Foreign Subsidiary would be prohibited or delayed by (x) the applicable local law or (y) the applicable certificate or articles of incorporation (or comparable organizational document) due to a third-party minority ownership of any Person in such Foreign Subsidiary from being repatriated to the United States (a “Minority Interest Restriction”), an amount equal to the portion of such Casualty Proceeds or proceeds from any Asset Disposition that would be so affected (any such portion, “Restricted Proceeds”) will not be required to be applied to prepay Loans at the times provided in Section 2.3(c), but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law or applicable document would not permit repatriation to the United States (it being understood that Borrower hereby agrees to cause the applicable Foreign Subsidiary to promptly take all actions required by or necessary under the applicable local law or applicable document to permit or minimize the delay of such repatriation), and once such repatriation of any of such Restricted Proceeds is permitted or no longer delayed under the applicable local law, such repatriation will be immediately effected and such repatriated Restricted Proceeds will be promptly (and in any event not later than two Business Days after such repatriation) applied (net of costs, expenses or additional taxes payable or reserved against as required in accordance with GAAP as a result thereof) to the prepayment of Loans pursuant to this Section 2.3; provided, however, that Restricted Proceeds with respect to a Minority Interest Restriction, when measured as a percentage of the total Casualty Proceeds or proceeds from any Asset Disposition by such Foreign Subsidiary, shall not be greater than the percentage of the Equity Interests in such Foreign Subsidiary that are owned directly by the minority investors therein and (ii) to the extent that Borrower has determined in its reasonable business judgment and the Lead Lenders (acting reasonably) have agreed that repatriation of any of or all such Net Cash Proceeds would have material adverse tax consequences, then after Borrower’s and the

Subsidiaries’ use of commercially reasonable efforts to (A) eliminate such tax consequences and (B) apply amounts under other cash resources that are available to Borrower and the Subsidiaries to make such prepayments, the amount of such Net Cash Proceeds so affected may be retained by the applicable Foreign Subsidiary.

(g)                                  Make-Whole Amount.  If on or prior to the first anniversary of the Closing Date (the “First Call Date”), Borrower repays, for any reason (whether by mandatory or optional prepayment, at maturity or following acceleration of the maturity thereof, in connection with an Event of Default (including, without limitation, a Change in Control) and/or in or in connection with a voluntary or involuntary Insolvency Event or otherwise) (other than as a result of (i) a mandatory prepayment pursuant to Section 2.3(c) (solely to the extent on account of any Casualty Proceeds) or (ii) a mandatory prepayment pursuant to clauses (Y)(1) and (Y)(2) of the second proviso in Section 2.3(c)), all or any part of the principal balance of any Loan, or if the maturity of the Loans shall be accelerated under any provisions of Section 8.2 or if a substitution of any Lender is made pursuant to Section 11.6(c), then Borrower shall pay to the Administrative Agent, for the benefit of all Lenders (or, in the case, of a substitution pursuant to Section 11.6(c), the substituted Lender) in addition to the amount so repaid, due or assigned, an amount equal to the present value at such time, computed on such repayment or assignment date using a discount rate equal to the Treasury Rate plus 50 basis points, of the amount of interest and the Repayment Premium which would have accrued on the principal balance of the applicable Loan being repaid (or so due or assigned) from the date of repayment, acceleration or assignment, as applicable, through the First Call Date had such Loan remained outstanding and been repaid on the First Call Date, such amount to be paid to be calculated by the Administrative Agent and shall be conclusive absent manifest error.

The amount described in this Section 2.3(g) shall be referred to as the “Make-Whole Amount”.

(h)                                 Repayment Premium.  Following the First Call Date, together with any repayment made pursuant to the terms of this Agreement (whether by mandatory or optional prepayment, at maturity or following acceleration of the maturity thereof, in connection with an Event of Default (including, without limitation, a Change in Control) and/or in or in connection with a voluntary or involuntary Insolvency Event or otherwise) with respect to the Loans (other than (i) any repayment pursuant to Section 2.3(c) (solely to the extent on account of any Casualty Proceeds) or (ii) any repayment pursuant to clauses (Y)(1) and (Y)(2) of the second proviso in Section 2.3(c)), or if the maturity of the Loans shall be accelerated under any provision of Section 8.2 or if a substitution of any Lender is made pursuant to Section 11.6(c), Borrower shall pay to Administrative Agent, for the benefit of all Lenders (or, in the case, of a substitution pursuant to Section 11.6(c), the substituted Lender) in addition to the amount so repaid or due, an amount equal to the applicable percentage (herein referred to as the “Repayment Premium”) set forth in the following chart, of the principal amount so repaid, due or assigned, together with unpaid interest on the amount so repaid, due or assigned.

Date of Repayment, Acceleration or Assignment	Repayment or Assignment Percentage of Loans
From (but excluding) the First Call Date to (and including) the second anniversary of the Closing Date	4%
From (but excluding) the second anniversary of the Closing Date to (and including) the third anniversary of the Closing Date	2%
From (but excluding) the third anniversary of the Closing Date to (and including) the fourth anniversary of the Closing Date	1%
From (but excluding) the fourth anniversary of the Closing Date and thereafter	0%

Any payment required pursuant to this Section 2.13(h) is in addition to, and not a replacement of any amount paid pursuant to any other provision of this Agreement.  For the avoidance of doubt, this Section 2.13(h) is for the benefit of the Lenders only and is not intended to be the sole remedy for the Borrower’s breach under Section 7.01.

(i)                                     Redemption Price in respect of Asset Dispositions of CBM Properties.  Notwithstanding anything to the contrary contained in this Section 2.3, (a) any mandatory prepayment made pursuant to clause (Y)(1) of the second proviso in Section 2.3(c) shall be made at a redemption price of 101% of the principal amount of the Loans so long as such mandatory prepayment occurs prior to the First Call Date and (b) any mandatory prepayment made pursuant to clause (Y)(2) of the second proviso in Section 2.3(c) shall be made at a redemption price of 100% so long as such mandatory prepayment occurs prior to the First Call Date; provided that, if Borrower does not make a Borrowing pursuant to Section 2.1(c) prior to the First Call Date in respect of any mandatory prepayment that served to increase the Delayed Draw Commitment Amount pursuant to Section 2.6(b), Borrower shall be required to pay on the First Call Date an additional 1% redemption price on the amount of (x) the aggregate increase in the Delayed Draw Commitment Amount pursuant to Section 2.6(b) less (y) any Borrowings made pursuant to Section 2.1(c) that were used solely for the purpose of investing in Qualified Properties before the First Call Date.

Section 2.4                                   All Prepayments.

Any prepayment of a Loan on a day other than the last day of an Interest Period therefor shall include interest on the principal amount being repaid and shall be subject to Section 2.7(e)(iv).  All prepayments of a Loan shall be applied in direct order of Interest Period maturities.

Section 2.5                                   Optional Prepayments of Loans.

(a)                                 (i)                                     Subject to the provisions of Section 2.7(e)(iv), Borrower may from time to time prepay any Borrowing in whole or in part; provided that any such partial prepayment of the Loans shall be in an amount equal to $5,000,000 or a higher integral multiple of $1,000,000; provided further that such prepayments shall require written notice to Administrative Agent not later than noon (Central time) three Business Days prior to the date of prepayment.

(ii)                                  Notwithstanding anything to the contrary in Section 2.3, prior to the First

Call Date, the Borrower may on any one or more occasions, subject to Section 2.7(e)(iv),  prepay up to $25,000,000 of the outstanding Loans with the proceeds of one or more Equity Offerings, at a redemption price of 101.0% of the principal amount of the Loans, so long as such redemption occurs prior to the First Call Date; provided that, such prepayment must be made prior to the First Call Date.

(b)                                 Optional prepayments of Loans shall be applied in accordance with Section 2.4 and Section 8.6.

(c)                                  Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein, together with interest then accrued and unpaid on such principal amount and any Make-Whole Amount and Repayment Premium with respect thereto on the date stated therein (and all such amounts shall become due and payable for all purposes hereunder on such date). All prepayments under this Section 2.5 shall be subject to the Make-Whole Amount and the Repayment Premium but otherwise without premium or penalty. All prepayments under this Section 2.5 shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment together with any Make-Whole Amount and Repayment Premium with respect thereto.

Section 2.6                                   Termination, Reduction or Increase of Delayed Draw Commitments.

(a)                                 Termination or Reduction of Delayed Draw Commitments.  The New Term Loan Commitments shall automatically terminate upon the making of the New Term Loans on the Closing Date.  The Delayed Draw Commitments shall automatically terminate upon the twelve month anniversary of the Closing Date.  Borrower may, upon notice to Administrative Agent, terminate the Delayed Draw Commitment, or from time to time permanently reduce the Delayed Draw Commitment; provided that (i) any such notice shall be received by Administrative Agent not later than 11:00 a.m. (Central time) three Business Days prior to the date of termination or reduction and (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof.  Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Delayed Draw Commitment.  Any reduction of the Delayed Draw Commitment shall be applied to each Delayed Draw Lender according to its Delayed Draw Commitment Percentage.  All fees accrued until the effective date of any termination of the Delayed Draw Commitment shall be paid on the effective date of such termination.

(b)                                 Increase of Delayed Draw Commitments.  The Delayed Draw Commitments shall automatically increase by the amount of Net Cash Proceeds received from an Asset Disposition involving CBM Properties that are used to make a mandatory prepayment pursuant to clause (Y)(2) of the second proviso in Section 2.3(c) prior to the First Call Date; provided that, the first $25,000,000 in Net Cash Proceeds received in connection with any Asset Disposition involving the CBM Properties shall not be used to increase the Delayed Draw Commitments pursuant to this Section 2.6(b); provided further, that Borrower shall only use that portion of the Delayed Draw Commitment Amount that was increased pursuant to this Section 2.6(b) for the purpose of purchasing Qualified Properties prior to the First Call Date.

Section 2.7                                   Interest, Interest Calculations and Certain Fees.

(a)                                 Interest.  From and following the Closing Date, the Loans and the other Obligations shall bear interest at the LIBOR Rate plus 8.50% per annum.

(b)                                 [Reserved].

(c)                                  Agent’s Fees.  Borrower shall pay to Administrative Agent fees in such amounts and at such times as set forth in that certain letter agreement dated May 22, 2015 among Administrative Agent and Borrower, as amended from time to time.  Borrower shall pay to the GSO Funds fees in such amounts and at such times as set forth in that certain letter agreement, dated May 22, 2015, among GSO Funds and the Borrower, as amended from time to time.

(d)                                 Computation of Interest and Related Fees.  Interest shall be computed on the basis of a year of 360 days, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan shall be included, and the date of payment of such Loan shall be excluded. Interest on each Loan shall be due and payable on each Quarterly Payment Date; provided that (i) interest accrued pursuant to Section 8.4 shall be payable on demand and (ii) in the event of any prepayment of any Loan pursuant to Section 2.3 or Section 2.5, accrued interest on the principal amount prepaid shall be due and payable on the date of such prepayment.

(e)                                  LIBOR Provisions.

(i)                                     [Reserved].

(ii)                                  Inability to Determine LIBOR.  If prior to commencement of any Interest Period relating to a LIBOR Loan, (x) the Lead Lenders shall have determined (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable methods do not exist for ascertaining LIBOR for such Interest Period or (y) Administrative Agent shall have been notified by the Required Lenders that LIBOR as determined for such Interest Period (by reason of any changes arising on or after the Closing Date affecting the interbank LIBOR market) will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) or making or maintaining their affected Loans during such Interest Period, Administrative Agent shall promptly provide notice of such determination to Borrower and Lenders (which shall be conclusive and binding on Borrower and Lenders).  In such event the Lenders may make loans based on each Lender’s “prime” lending rate (which determination shall be conclusive and binding absent manifest error).

(iii)                               Illegality.  Notwithstanding any other provisions hereof, if any Law shall make it unlawful for any Lender to make, fund or maintain LIBOR Loans, such Lender shall promptly give notice of such circumstances to Administrative Agent, Borrower and the other Lenders.  In such an event, tthe Lenders may make loans based on each Lender’s “prime” lending rate (which determination shall be conclusive and binding absent manifest error).

(iv)                              LIBOR Breakage Fee.  Upon (A) any default by Borrower in making any borrowing of any LIBOR Loan following Borrower’s delivery to Administrative Agent of any applicable Notice of Borrowing or (B) any payment of a LIBOR Loan on any day that is not the last day of the Interest Period applicable thereto (regardless of the source of such prepayment and whether voluntary, by acceleration or otherwise), Borrower shall promptly pay Administrative Agent, for the benefit of all Lenders that funded or were prepared to fund any such LIBOR Loan, an amount equal to the amount of any losses, expenses and liabilities (including, without limitation, any loss (including interest paid) in connection with the re-employment of such funds) that any Lender may sustain as a result of such default or such payment.  For purposes of calculating amounts payable to a Lender under this paragraph, each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at LIBOR in an amount equal to the amount of that LIBOR Loan and having a maturity and repricing characteristics comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection.  A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to Borrower (with a copy of the Administrative Agent) and shall be conclusive absent manifest error.  Borrower shall pay such Lender the amount shown as due on any such certificate within 15 days after receipt thereof.

(f)                                   (i)                                     interest accrued pursuant to Section 8.4 shall be payable on demand and (ii) in the event of any prepayment of any Loan pursuant to Section 2.3 or Section 2.5, accrued interest on the principal amount prepaid shall be due and payable on the date of such prepayment.

(g)                                  [Reserved].

(i)                                     [Reserved].

(ii)                                  [Reserved].

(iii)                               [Reserved].

(iv)                              [Reserved].

(v)                                 Increased Costs.  If, after the Closing Date, the adoption or taking effect of, or any change in, any Law, or any change in the interpretation, administration or application of any Law by any Governmental Authority, central bank or comparable agency charged with the interpretation, administration or application thereof, or compliance by any Lender with any request, guideline or directive (whether or not having the force of Law) of any such authority, central bank or comparable agency:  (A) shall impose, modify or deem applicable any reserve (including any reserve imposed by the Board of Governors of the Federal Reserve System, or any successor thereto, but excluding any reserve included in the determination of the LIBOR pursuant to the provisions of this Agreement), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by any Lender, (B) shall subject any Lender or the Administrative Agent to any Taxes (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (iii) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto or (C) shall impose on any Lender any other condition affecting its LIBOR Loans, any of its Notes (if any) or its obligation to make LIBOR Loans; and the result of anything described in clauses (A), (B) and (C) above is to increase the cost to (or to impose a cost on) such Lender of making or maintaining any LIBOR Loan, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under any of its Notes (if any) with respect thereto, then within 15 days after demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to Administrative Agent), Borrower shall promptly pay directly to such Lender such additional amount as will compensate such Lender for such increased cost or such reduction, so long as such amounts have accrued on or after the day which is 180 days prior to the date on which such Lender first made demand therefore; provided that, if such adoption, taking effect, or change is given retroactive effect, then the 180-day period referred to above shall be extended to include the retroactive effect thereof.  Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in law”, regardless of the date enacted, adopted or issued.

Section 2.8                                   Notes; Commitments Several.

(a)                                 The portion of the Loans made by each Lender shall be evidenced, if so requested by such Lender, by a Note executed by Borrower in an original principal amount equal to the sum of (i) such Lender’s Loans and (ii) such Lender’s Pro Rata Share of the Delayed Draw Commitment outstanding at the time of such execution.

(b)                                 The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 10.6 are several and not joint.  The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.6 on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.6.

(c)                                  Nothing in this Agreement shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

Section 2.9                                   [Reserved].

Section 2.10                            General Provisions Regarding Payment.

All payments to be made by Borrower under any Financing Document, including payments of principal and interest made hereunder and pursuant to any other Financing Document, and all fees, expenses, indemnities and reimbursements, shall be made without set off, deduction or counterclaim.  If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension (it being understood and agreed that, solely for purposes of calculating financial covenants and computations contained herein and determining compliance therewith, if payment is made, in full, on any such extended due date, such payment shall be deemed to have been paid on the original due date without giving effect to any extension thereto).  Any payments received in the Payment Account before noon (Central time) on any date shall be deemed received by Administrative Agent on such date, and any payments received in the Payment Account after noon (Central time) on any date shall be deemed received by Administrative Agent on the next succeeding Business Day.

Section 2.11                            Loan Account.

Administrative Agent shall maintain a loan account (the “Loan Account”) on its books to record Loans and other extensions of credit made by Lenders hereunder or under any other Financing Document, and all payments thereon made by Borrower.  All entries in the Loan Account shall be made in accordance with Administrative Agent’s customary accounting practices as in effect from time to time.  The balance in the Loan Account, as recorded on Administrative Agent’s most recent printout or other written statement delivered to Borrower, shall be conclusive and binding evidence of the amounts due and owing to Administrative Agent by Borrower absent clear and convincing evidence to the contrary; provided that any failure to so record or any error in so recording shall not limit or otherwise affect Borrower’s duty to pay all amounts owing hereunder or under any other Financing Document.

Section 2.12                            Maximum Interest.

(a)                                 Applicable Limit.  In no event shall the interest charged with respect to the Notes (if any) or any other obligations of Borrower under any Financing Document exceed the maximum amount permitted under the laws of the State of New York or of any other applicable jurisdiction.

(b)                                 Maximum Lawful Rate.  Notwithstanding anything to the contrary herein or elsewhere, if at any time the rate of interest payable hereunder or under any Note or other Financing Document (the “Stated Rate”) would exceed the highest rate of interest permitted under any applicable Law to be charged (the “Maximum Lawful Rate”), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable shall be equal to the Maximum Lawful Rate; provided, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, Borrower shall, to the extent permitted by Law, continue to pay interest at the Maximum Lawful Rate until such time as the total interest received is equal to the total interest which would have been received had the Stated Rate been (but for the operation of this provision) the interest rate payable.  Thereafter, the interest rate payable shall be the Stated Rate unless and until the Stated Rate again would exceed the Maximum Lawful Rate, in which event this provision shall again apply.

(c)                                  Application of Excess Interest.  In no event shall the total interest received by any Lender exceed the amount which it could lawfully have received had the interest been calculated for the full term hereof at the Maximum Lawful Rate. If, notwithstanding the prior sentence, any Lender has received interest hereunder in excess of the Maximum Lawful Rate, such excess amount shall be applied to the reduction of the principal balance of the Loans or to other amounts (other than interest) payable hereunder, and if no such principal or other amounts are then outstanding, such excess or part thereof remaining shall be paid to Borrower.  In computing interest payable with reference to the Maximum Lawful Rate applicable to any Lender, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made.

Section 2.13                            Taxes.

(a)                                 Gross Up for Taxes.  All payments of principal and interest on the Loans and all other amounts payable hereunder or under any Financing Document shall be made without deduction or withholding for any Taxes, except as required by applicable law.  If any applicable law requires the deduction or withholding of any Tax from any payment to be made by a Credit Party hereunder, then such Credit Party shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings of Indemnified Taxes applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)                                 Payment of Other Taxes by the Borrower.  Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)                                  Indemnification by the Borrower.  Without limiting (or duplication of) the provisions of subsection (a) or (b) above, the Borrower shall, and does hereby, indemnify each Recipient, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of any such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d)                                 Lender Indemnity.  Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Credit Parties to do so) and (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.6 relating to the maintenance of a Participant Register, in either case, that are payable or paid by the

Administrative Agent in connection with any Financing Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Financing Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e)                                  Evidence of Payments.  After any payment of Taxes by any Credit Party to a Governmental Authority as provided in this Section 2.13, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f)                                   Status of Lenders / Administrative Agent.  (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Financing Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than the documentation described in Section 2.13(f)(ii)(A), (ii)(B) and (ii)(C), below) shall not be required if in the Lender’s reasonable judgment the completion, execution or delivery of such documentation would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender

(ii)                                  Without limiting the generality of the foregoing,

A.                                    any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent) executed originals of Internal Revenue Service Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax; and

B.                                    each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding Tax with respect to payments hereunder or under any other Financing Document shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(1)                                 executed originals of Internal Revenue Service Form W-8BEN or W-8BEN-E (as applicable) claiming eligibility for benefits of an income Tax treaty to which the United States is a party,

(2)                                 executed originals of Internal Revenue Service Form W-8ECI,

(3)                                 in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower or either Parent within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of Internal Revenue Service Form W-8BEN or W-8BEN-E (as applicable); or

(4)                                 to the extent a Foreign Lender is not the beneficial owner, executed originals of Internal Revenue Service Form W-8IMY and accompanied by Internal Revenue Service Form W-8ECI, Internal Revenue Service Form W-8BEN or W-8BEN-E (as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner.

C.                                    If a payment made to a Lender or Administrative Agent under any Financing Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender or Administrative Agent were to fail or were unable to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent or Administrative Agent shall deliver to Borrower at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender or Administrative Agent has complied with such Lender’s or Administrative Agent’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form of certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(iii)                               On or before the date of this Agreement (or, in the case of any successor or replacement Administrative Agent, the date on which such person becomes the Administrative Agent hereunder), Wilmington Trust, National Association (or such successor or replacement Administrative Agent) shall deliver to the Borrower two duly executed originals of either (i) Internal Revenue Service Form W-9, or (ii) (A) an Internal Revenue Service Form W-8ECI with respect to amounts it receives on its own account, and (B) an Internal Revenue Service Form W-8IMY, as revised April 2014 (or successor form) certifying that it is a “U.S. branch” and that the payments it receives for the account of others are not effectively connected with the conduct of a trade or business in the United States and that it is using such form as evidence of its agreement with the Borrower to be treated as a “United States person” within the meaning of Section 7701(a)(30) of the Code (including for purposes of Chapter 4 of the Code) with respect to such payments (and the Borrower and the Administrative Agent agree to so treat the Administrative Agent as a “United States person” within the meaning of Section 7701(a)(30) of the Code with respect to such payments as contemplated by Treasury Regulation Section 1.1441-1T(b)(2)(iv)(A)), with the effect that the Borrower can make payments to the Administrative Agent without deduction or withholding of any Taxes imposed by the United States.

(g)                                  Refunds.  If Administrative Agent or a Lender determines, in its sole discretion, exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by Borrower or with respect to which Borrower has paid additional amounts pursuant to this Section 2.13, it shall pay over such refund to Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower under this Section 2.13 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that Borrower, upon the request of Administrative Agent or such Lender, agrees to repay the amount paid over to Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to Administrative Agent or such Lender in the event Administrative Agent or such Lender is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This paragraph (g) shall not be construed to require Administrative Agent or any Lender to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to Borrower or any other Person.

(h)                                 For purposes of this Section 2.13, the term “applicable law” includes FATCA.

Section 2.14                            Capital Adequacy.

If any Lender shall reasonably determine that the adoption or taking effect of, or any change in, any applicable Law regarding capital or liquidity requirements, in each instance, after the Closing Date, or any change after the Closing Date in the interpretation, administration or application thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation, administration or application thereof, or the compliance by any Lender or any Person controlling such Lender with any request, guideline or directive regarding capital or liquidity requirements (whether or not having the force of Law) of any such Governmental Authority, central bank or comparable agency adopted or otherwise taking effect after the Closing Date, has or would have the effect of reducing the rate of return on such Lender’s or such controlling Person’s capital as a consequence of such Lender’s obligations hereunder to a level below that which such Lender or such controlling Person could have achieved but for such adoption, taking effect, change, interpretation, administration, application or compliance (taking into consideration such Lender’s or such controlling Person’s policies with respect to capital adequacy or liquidity) then from time to time, within 15 days after demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to Administrative Agent), Borrower shall promptly pay to such Lender such additional amount as will compensate such Lender or such controlling Person for such reduction, so long as such amounts have accrued on or after the day which is 180 days prior to the date on which such Lender first made demand therefor; provided that, if such adoption, taking effect or change is given retroactive effect, then the 180-day period referred to above shall be extended to include the retroactive effect thereof.  Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in law”, regardless of the date enacted, adopted or issued.

Section 2.15                            Mitigation Obligations.

If any Lender requests compensation under either Section 2.7(e)(v) or Section 2.14, or requires Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, then, upon the written request of Borrower, such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder (subject to the provisions of Section 11.6) to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or materially reduce amounts payable pursuant to any such Section, as the case may be, in the future, (ii) would not subject such Lender to any unreimbursed cost or expense and (iii) would not otherwise be disadvantageous to such Lender (as determined in its sole discretion).  Without limitation of the provisions of Section 9.1, Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

Section 2.16                            [Reserved].

Section 2.17                            Defaulting Lenders.

(a)                                 Defaulting Lender Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i)                                     Waivers and Amendments.  Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of Lead Lenders and Required Lenders.

(ii)                                  Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 8 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 8.5 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Delayed Draw Term Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Delayed Draw Term Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Delayed Draw Term Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 7.2 were satisfied or waived, such payment shall be applied solely to pay the Delayed Draw Term Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Delayed Draw Term Loans of such Defaulting Lender until such time as all Delayed Draw Term Loans are held by the Lenders pro rata in accordance with the Delayed Draw Commitment Amounts. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(b)                                 Defaulting Lender Cure.  If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with the Delayed Draw Commitment Amounts, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

To induce Administrative Agent and Lenders to enter into this Agreement and to make the Loans and other credit accommodations contemplated hereby, Borrower hereby represents and warrants to Administrative Agent and each Lender that:

Section 3.1                                   Existence and Power.

Each Credit Party (i) is an entity as specified on Schedule 3.1, (ii) is duly organized, validly existing and in good standing under the laws of the jurisdiction specified on Schedule 3.1, and (iii) has the same legal name as it appears in such Credit Party’s Organizational Documents and an organizational identification number (if any), in each case as specified on Schedule 3.1 (except, in each case, (i) as to those Persons becoming a Credit Party after the Closing Date, as notified to Administrative Agent and (ii) for such changes occurring after the Closing Date resulting from transactions permitted by Section 5.7(a)).  Each Credit Party has all powers and all governmental licenses, authorizations, registrations, permits, consents and approvals required under all applicable Laws and required in order to carry on its business as now conducted (collectively, “Permits”), except where the failure to have such Permits could not reasonably be expected to have a Material Adverse Effect.  Each Credit Party is qualified to do business as a foreign entity in each jurisdiction in which it is required to be so qualified, which jurisdictions as of the Closing Date are specified on Schedule 3.1, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.  Except as set forth on Schedule 3.1 (or, as to those Persons becoming a Credit Party after the Closing Date, as notified to Administrative Agent), no Credit Party has had, over the five (5) year period preceding the Closing Date, any name other than its current name or was incorporated or organized under the laws of any jurisdiction other than its current jurisdiction of incorporation or organization.

Section 3.2                                   Organization and Governmental Authorization; No Contravention.

The execution, delivery and performance by each Credit Party of the Financing Documents to which it is a party are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any Governmental Authority (except the filing of the Mortgages and financing statements) and do not violate, conflict with or cause a breach or a default under (i) any Law or any of the Organizational Documents of any Credit Party or (ii) any agreement or instrument binding upon it, except for such violations, conflicts, breaches or defaults as could not, with respect to this clause (ii) reasonably be expected to have a Material Adverse Effect.

Section 3.3                                   Binding Effect.

Each of the Financing Documents to which any Credit Party is a party constitutes a valid and binding agreement or instrument of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

Section 3.4                                   Capitalization.

The authorized Capital Stock of each of the Credit Parties as of the Closing Date is as set forth on Schedule 3.4.  All issued and outstanding Capital Stock of each of the Credit Parties are duly authorized and validly issued, fully paid, non-assessable, free and clear of all Liens other than Permitted Liens and those in favor of Administrative Agent for the benefit of Administrative Agent and Lenders, and such Capital Stock were issued in compliance with all applicable Laws.  The identity of the holders of the Capital Stock of each of the Credit Parties (other than Borrower) and the percentage of their fully diluted ownership of the Capital Stock of each of the Credit Parties (other than Borrower) as of the Closing Date is set forth on Schedule 3.4.  No shares of the Capital Stock of any Credit Party (other than Borrower), other than those described above, are issued and outstanding as of the Closing Date.  Except as set forth on Schedule 3.4, as of the Closing Date there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Credit Party of any Capital Stock of any such entity.

Section 3.5                                   Financial Information.

(a)                                 Audited Statements.  The consolidated balance sheet of Borrower and its Consolidated Subsidiaries as of December 31, 2014, and the related consolidated statements of operations, stockholders’ equity (or comparable calculation, if such Person is not a corporation) and cash flows for the fiscal year then ended, reported on by Grant Thornton LLP, copies of which have been delivered to the Initial Lenders, fairly present in all material respects, in conformity with GAAP, the consolidated financial position of Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations, changes in stockholders’ equity (or comparable calculation) and cash flows for such period.

(b)                                 Unaudited Statements. The unaudited consolidated balance sheet of Borrower and its Consolidated Subsidiaries as of March 31, 2015 and the related unaudited consolidated statements of operations and cash flows for the three (3) months then ended, copies of which have been delivered to the Initial Lenders, fairly present in all material respects, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 3.5(a), the consolidated financial position of Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for the six (6) months then ended (subject to normal year-end adjustments and the absence of footnote disclosures).

(c)                                  No Material Adverse Change.  Since December 31, 2014, there has been no Material Adverse Effect.  As of the date of delivery of each financial statement required by Section 4.1(b), since December 31, 2014 there has been no Material Adverse Effect.

Section 3.6                                   Litigation.

Except as set forth on Schedule 3.6, there is no Litigation pending or to the knowledge of Borrower threatened against or affecting Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse decision and that, if adversely decided, could reasonably be expected to have a Material Adverse Effect or (ii) which in any manner draws into question the validity of any of the Financing Documents.

Section 3.7                                   Ownership of Property.

Each Credit Party is the lawful owner of, has Defensible Title to and is in lawful possession of, or has valid leasehold interests in, all material properties and other assets (real or personal, tangible, intangible or mixed) purported or reported to be owned or leased (as the case may be) by such Person, except as may have been disposed of in the Ordinary Course of Business or otherwise in compliance with the terms hereof.

Section 3.8                                   No Default.

No Default or Event of Default has occurred and is continuing.  No Credit Party is in breach or default under or with respect to any contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected, which breach or default could reasonably be expected to have a Material Adverse Effect.

Section 3.9                                   Labor Matters.

As of the Closing Date, there are no strikes or other labor disputes pending or, to Borrower’s knowledge, threatened against any Credit Party.  Hours worked and payments made to the employees of the Credit Parties have not been in violation of the Fair Labor Standards Act or any other applicable Law dealing with such matters, except as could not reasonably be expected to have a Material Adverse Effect.  All payments due from the Credit Parties, or for which any claim may be made against any of them, on account of wages and employee and retiree health and welfare insurance and other benefits have been paid or accrued as a liability on their books, as the case may be.  The consummation of the transactions contemplated by the Financing Documents and the other Financing Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which it is a party or by which it is bound.

Section 3.10                            Regulated Entities.

No Credit Party is an “investment company” or a company “controlled” by an “investment company” or a “subsidiary” of an “investment company,” all within the meaning of the Investment Company Act of 1940.

Section 3.11                            Margin Regulations.

None of the proceeds from the Loans have been or will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any Margin Stock, in either case in violation of Regulation T, U or X of the Federal Reserve Board, or for any other purpose which might cause any of the Loans to be considered a “purpose credit” within the meaning of and in violation of Regulation T, U or X of the Federal Reserve Board.

Section 3.12                            Compliance With Laws; Anti-Terrorism Laws.

(a)                                 Laws Generally.  Each Credit Party is in compliance with the requirements of all applicable Laws, except for such Laws the noncompliance with which could not reasonably be expected to have a Material Adverse Effect.

(b)                                 Anti-Terrorism Laws.  None of the Borrower nor the other Credit Parties and, to the knowledge of the Credit Parties, none of their Affiliates nor agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement (i) is in violation of or has engaged in any conduct that would be sanctionable under any Anti-Terrorism Law, (ii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, (iii) is a Blocked Person, or is controlled by a Blocked Person, (iv) is acting or will act for or on behalf of a Blocked Person, (v) is associated with, or will become associated with, a Blocked Person or (vi) is providing, or will provide, material, financial or technical support or other services to or in support of acts of terrorism of a Blocked Person.  No Credit Party nor, to the knowledge of any Credit Party, any of its Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (B) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law.  The Borrower and each of the Credit Parties has adopted, maintains and enforces policies, procedures and controls designed to ensure compliance with Anti-Terrorism Laws and intended to ensure no dealings or transactions with any Blocked Person.

Section 3.13                            Taxes.

Except subject to a Permitted Contest or where the failure to do so could not reasonably be expected to have a Material Adverse Effect:  (i) all Federal, state and local tax returns, reports and statements required to be filed by or on behalf of each Credit Party have been filed with the appropriate Governmental Authorities in all jurisdictions in which such returns, reports and statements are required to be filed and, all Taxes (including real property Taxes and state and local sales and use Taxes) and other charges (whether or not shown to be due and payable in respect thereof) have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof and (ii) all Federal and state returns have been filed by each Credit Party for all periods for which returns were due with respect to employee income tax withholding, social security and unemployment taxes, and the amounts shown thereon to be due and payable have been paid in full or adequate provisions therefor have been made.

Section 3.14                            Compliance with ERISA.

No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.  Each Plan is in material compliance with ERISA, the Code and any applicable law.  Except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (1)  no liability to the PBGC (other than required premium payments) or to the IRS has been or is expected to be incurred by Borrower or any ERISA Affiliates with respect to any Plan; (2) all amounts required by applicable law with respect to, or by the terms of, any retiree welfare benefit arrangement maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate has an obligation to contribute have been accrued in accordance with Accounting Standards Codification Topic 715-60; and (3) the present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Accounting Standards Codification Topic No. 715-30) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Accounting Standards Codification Topic No. 715-30) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans.

Section 3.15                            Brokers.

Except as set forth on Schedule 3.15, and except for fees payable to Administrative Agent and/or Lenders, no broker, finder or other intermediary has brought about the obtaining, making or closing of the transactions contemplated by the Financing Documents, and no Credit Party has or will have any obligation to any Person in respect of any finder’s or brokerage fees in connection herewith or therewith.

Section 3.16                            Environmental Compliance.

Except as set forth in Schedule 3.16, and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

Section 3.17                            Intellectual Property.

Each Credit Party owns, is licensed to use or otherwise has the right to use, all Intellectual Property that is material to the condition (financial or other), business or operations of such Credit Party.  To Borrower’s knowledge, each Credit Party conducts its business without infringement or claim of infringement of any Intellectual Property rights of others and there is no infringement or claim of infringement by others of any Intellectual Property rights of any Credit Party, which infringement or claim of infringement could reasonably be expected to have a Material Adverse Effect.

Section 3.18                            Solvency.

Borrower and each other Credit Party is Solvent on a consolidated basis after giving effect to the Transactions.

Section 3.19                            Full Disclosure.

None of the written information (financial or otherwise) furnished by or on behalf of any Credit Party to Administrative Agent or any Lender in connection with the consummation of the transactions contemplated by the Financing Documents (excluding projections, estimates, and engineering reports), taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading on the date such information is dated or certified in light of the circumstances under which such statements were made.  To the best knowledge of Borrower, the engineering reports delivered to Administrative Agent and/or the Lenders in connection with this Agreement do not contain any material inaccuracies and/or omissions.  The said engineering reports, however, are based upon professional opinions, estimates and projections and Borrower does not warrant that such opinions, estimates and projections will ultimately prove to have been accurate.  All other financial projections delivered to Administrative Agent and Lenders have been prepared on the basis of the assumptions stated therein.  Such projections represent as of such time Borrower’s best estimate of Borrower’s future financial performance and such assumptions were as of such time believed by Borrower to be fair and reasonable in light of then current business conditions; provided that Borrower can give no assurance that such projections will be attained.

Section 3.20                            Reserve Reports, Imbalances and Marketing Matters.

(a)                                 Except as set forth on Schedule 3.20, Borrower and each Guarantor has Defensible Title to each Mortgaged Property having a book cost in excess of $2,000,000 (except to the extent that (1) such assets have thereafter been disposed of in compliance with this Agreement or (2) leases for such property have expired pursuant to their terms), in each case free and clear of all Liens, except (i) Permitted Liens, (ii) obligations or duties to any municipality or public authority with respect to any franchise, grant, license or permit and all applicable laws, rules, regulations and orders of any Governmental Authority, (iii) all lessors’ royalties, overriding royalties, net profits interests, production payments, carried interests, reversionary interests and other burdens on or deductions from the proceeds of production, (iv) the terms and conditions of joint operating agreements and other oil and gas contracts, (v) all rights to consent by required notices to, and filing with or other actions by governmental or tribal entities, if any, in connection with the change of ownership or control of an interest in federal, state, tribal or other domestic governmental oil and gas leases, if the same are customarily obtained in connection with such change of ownership or control, but only insofar as such consents, notices, filings and other actions relate to the transactions permitted by this Agreement, (vi) any preferential purchase rights, (vii) required third party consents to assignment, (viii) conventional rights of reassignment prior to abandonment and (ix) the terms and provisions of oil and gas leases, unit agreements, pooling agreements, and other documents creating interests comprising the Oil and Gas Properties, Hydrocarbons and Hydrocarbon Interests; provided, however, the exceptions described in clauses (i) through (viii) inclusive above are qualified to include only those exceptions in each case which do not operate to (A) materially reduce the net revenue interest of Borrower or any Guarantor below that set forth in the Reserve Report, (B) materially increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the working interest of Borrower or any Guarantor above that set forth in the Reserve Report without a proportionate increase in the net revenue interest of Borrower or such Guarantor or (C) materially increase the working interest of Borrower or any Guarantor above that set forth in the Reserve Report without a proportionate increase in the net revenue interest of Borrower or such Guarantor, and provided further that the foregoing defects, limitations, liens and encumbrances, whether individually material or not, do not in the aggregate create a Material Adverse Effect (the categories of exceptions in clauses (i) through (ix), as so qualified and as any such exceptions may exist from time to time, being referred to as the “Designated Title Exceptions”).

(b)                                 After giving full effect to the Permitted Liens, except as set forth on Schedule 5.2, the Credit Parties own the net interests in production attributable to the wells and units evaluated in the Initial Reserve Report or the most recent Reserve Report furnished to the Lenders pursuant to Section 4.1 (i) and (j) or except to the extent that (i) such assets have thereafter been disposed of incompliance with this Agreement or (ii) leases for such property have expired pursuant to their terms. Except as provided in paragraph (a) above, the ownership of such Oil and Gas Properties shall not in any material respect obligate the Credit Parties to bear the costs and expenses relating to the maintenance, development and operations of each such Oil and Gas Property in any amount materially in excess of the working interest of each Oil and Gas Property set forth in the Initial Reserve Report or the most recent Reserve Report furnished to the Lenders pursuant to Section 4.1 (i) and (j). The Credit Parties have paid all royalties payable under the oil and gas leases to which they are operator, except those not yet due or contested in accordance with the terms of the applicable joint operating agreement or otherwise contested in good faith by appropriate proceedings or where failure to so pay could not reasonably be expected to have a Material Adverse Effect.  Upon the delivery of each Reserve Report furnished to the Lenders pursuant to Section 4.1 (i) and (j), the statements made in the preceding sentences of this section shall, as of the date of such Reserve Report, be true in all material respects with respect to such Reserve Reports.

Section 3.21                            Maintenance and Development of Properties.

Except as set forth on Schedule 3.21, as of the effective date of each Reserve Report with respect to the Oil and Gas Properties reflected in such Reserve Report, the Oil and Gas Properties (and all properties unitized therewith) are being maintained, operated and developed in a good and workmanlike manner, in accordance with prudent industry standards and in conformity with (i) all applicable Laws, (ii) all oil, gas or other mineral leases and other contracts and agreements forming a part of such Oil and Gas Properties and (iii) with any Permitted Liens burdening such Oil and Gas Properties, except to the extent the failure to so comply would not reasonably be expected to have a Material Adverse Effect.  Except as set forth on Schedule 3.16, each Credit Party has all governmental licenses and permits necessary or appropriate to own and operate the Oil and Gas Properties, except where a failure to have such licenses or permits could not reasonably be expected to have a Material Adverse Effect, and no Credit Party has received notice of any violations in respect of any such licenses or permits which violation could reasonably be expected to have a Material Adverse Effect.

Section 3.22                            Security Documents.

The Security Documents are effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof.  When stock certificates representing Collateral are delivered to the Administrative Agent (together with a properly completed and signed stock power or endorsement), and in the case of the other Collateral (other than the Mortgages described below), when financing statements are filed in the appropriate offices, the Security Documents shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Credit Parties in such Collateral (to the extent such Collateral can be perfected by the actions described above) and the proceeds thereof, as security for the Obligations, in each case prior and superior in right to any other Person (subject only to Permitted Liens).  Each of the Mortgages is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgages are filed in the appropriate offices, each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Credit Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations, in each case prior and superior in right to any other Person (subject only to Permitted Liens).

ARTICLE 4
AFFIRMATIVE COVENANTS

Borrower agrees that:

Section 4.1                                   Financial Statements and Other Reports.

Borrower will maintain and will cause each Credit Party to maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in accordance with GAAP and to provide the information required to be delivered to Administrative Agent and Lenders hereunder, and will deliver to Administrative Agent and each Lender all of the following deliveries:

(a)                                 Quarterly Financial Statements.  As soon as practicable and in any event within forty-five (45) days after the end of the first three fiscal quarters, a consolidated balance sheet of Borrower and its Consolidated Subsidiaries as of and at the end of such quarter and the related consolidated statements of operations and cash flows for such quarter, and for the portion of the

Fiscal Year ended at the end of such quarter setting forth in each case in comparative form the figures for the corresponding periods of the previous Fiscal Year and the figures for such quarter and for such portion of the Fiscal Year ended at the end of such quarter, all in reasonable detail and certified by a Responsible Officer as fairly presenting in all material respects the financial condition and results of operations of Borrower and its Consolidated Subsidiaries and as having been prepared in accordance with GAAP applied on a basis consistent with the audited financial statements of Borrower, subject to changes resulting from audit and normal year end adjustments and the absence of footnote disclosures.

(b)                                 Annual Financial Statements.  As soon as available and in any event within ninety (90) days after the end of each Fiscal Year, a consolidated balance sheet of Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of operations, stockholders’ equity (or the comparable item, if Borrower is not a corporation) and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, without qualification (including with respect to the scope of audit, but excluding any “going concern” qualification) or exception by independent public accountants of nationally recognized standing and reasonably acceptable to the Lead Lenders.

(c)                                  Compliance Certificates.  Together with each delivery of financial statements pursuant to Sections 4.1(a) and 4.1(b), (i) a Compliance Certificate and (ii) if Borrower is no longer subject to the public reporting requirements under the rules of the Securities and Exchange Commission, a management report (A) describing the operations and financial condition of Borrower and its Consolidated Subsidiaries for the fiscal period covered by such financial statements and the portion of the current Fiscal Year then elapsed (or for the Fiscal Year then ended in the case of year-end financials) and (B) discussing the reasons for any significant variations as between the fiscal period covered and the portion of the Fiscal Year then elapsed, as between such periods and the same periods during the immediately preceding Fiscal Year, and as between such periods and the same periods included in the projections and forecasts delivered pursuant to Section 4.1(h), all such information to be presented in reasonable detail and to be certified by a Responsible Officer to the effect that such information fairly presents, in all material respects, the results of operations and financial condition of Borrower and its Consolidated Subsidiaries as at the dates and for the periods indicated.

(d)                                 Regulatory Filing Information.  Promptly upon their becoming publicly available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by any Credit Party to its security holders, (ii) all regular and periodic reports and all registration statements and prospectuses filed by any Credit Party with any securities exchange or with the Securities and Exchange Commission or any successor, (iii) all press releases and other statements made available generally by any Credit Party concerning material developments in the business of any Credit Party and (iv) all Swap Contracts entered into by any Credit Party.

(e)                                  Notices of Material Events.  Promptly upon any Responsible Officer of any Credit Party obtaining knowledge (i) of the existence of any Event of Default or Default, or becoming aware that the holder of any Debt of any Credit Party in excess of $10,000,000 has given any notice or taken any other action with respect to a claimed default thereunder, (ii) of the institution of any Litigation seeking equitable relief or involving an alleged liability of any Credit Party equal to or greater than $10,000,000 above insurance coverage or any adverse determination in any Litigation involving equitable relief or a potential liability of any Credit Party equal to or greater than $10,000,000 above insurance coverage, (iii) of the institution of any dispute, litigation, investigation, proceeding or suspension by any Governmental Authority in respect of any Credit Party or any property of any Credit Party that, if adversely determined, could reasonably be expected to have a Material Adverse Effect, (iv) any loss, damage or destruction of any Collateral having a fair market value in excess of $10,000,000, whether or not covered by insurance, or (v) any other development that results in or could reasonably be expected to have a Material Adverse Effect, a certificate of a Responsible Officer specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed default (including any Event of Default or Default), event or condition, and what action the applicable Credit Party has taken, is taking or proposes to take with respect thereto.

(f)                                   ERISA Notices.  The Borrower or an ERISA Affiliate shall provide, promptly following receipt thereof, copies of (i) any documents described in Sections 101(k) or 101(l) of ERISA that the Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan or any documents described in Section 101(f) of ERISA that the Borrower or any ERISA Affiliate may request with respect to any Plan; provided, that if the relevant Borrower or ERISA Affiliates have not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plans, then, upon reasonable request of the Administrative Agent, such Borrower or the ERISA Affiliate shall promptly make a request for such documents or notices from such administrator or sponsor and the Borrower shall provide copies of such documents and notices to the Administrative Agent promptly after receipt thereof.

(g)                                  Environmental Notices.  Promptly upon any Responsible Officer of any Credit Party obtaining knowledge of any written complaint, order, citation, notice or other written communication from any Person delivered to any Credit Party with respect to, or if any Responsible Officer of any Credit Party becomes aware of (i) the existence or alleged existence of a violation by any Credit Party of any applicable Environmental Law, which could reasonably be expected to have a Material Adverse Effect, (ii) any release by any Credit Party of any Hazardous Materials into the environment which could reasonably be expected to have a Material Adverse Effect, (iii) the commencement by any Credit Party of any cleanup of any Hazardous Materials, which could reasonably be expected to result in costs to a Credit Party in excess of $2,000,000 above insurance coverage, (iv) any pending legislative or threatened governmental proceeding for the termination, suspension or non-renewal of any Permit of any Credit Party required under any applicable Environmental Law, which termination, suspension or non-renewal could reasonably be expected to have a Material Adverse Effect, or (v) any property of any Credit Party that is or will be subject to a Lien imposed pursuant to any Environmental Law, a certificate of a Responsible Officer specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person, and what action the applicable Credit Party has taken, is taking or proposes to take with respect thereto.

(h)                                 Budget.  Within sixty (60) days after the conclusion of each fiscal year, Borrower’s annual operating and Capital Expenditure budgets, and financial forecasts, including cash flow projections covering proposed fundings, repayments, additional advances, investments and other cash receipts and disbursements, each for the following fiscal year in a format reasonably consistent with projections, budgets and forecasts theretofore provided to Lenders, and promptly following the preparation thereof, material updates to any of the foregoing from time to time prepared by management of Borrower;

(i)                                     Annual Reserve Report.  Prior to April 1 of each year, commencing the first such day after the Closing Date, a Reserve Report effective as of December 31 of the preceding year, prepared by independent petroleum engineers chosen by Borrower and reasonably acceptable to the Lead Lenders, concerning all Oil and Gas Properties owned by any Credit Party which are located in the United States and which have attributable to them Proved Reserves.  The report shall (i) be in form reasonably satisfactory to the Lead Lenders, (ii) take into account any “over-produced” status under gas balancing arrangements, (iii) contain information and analysis sufficient to enable Borrower to meet the reporting requirements concerning oil and gas reserves contained in Regulations S-K and SX promulgated by the Securities and Exchange Commission and (iv) distinguish (or be delivered together with a certificate from an appropriate officer of Borrower which distinguishes) those Oil and Gas Properties treated in the report that are Collateral from those Oil and Gas Properties in the report that are not, which report shall be accompanied by a report detailing the Swap Contracts of the Credit Parties relating to commodity prices that are then currently in effect;

(j)                                    Interim Reserve Report.  (i) Prior to October 1 of each year, commencing the first such day after the Closing Date, a Reserve Report effective as of the preceding June 30 by petroleum engineers who are employees of Borrower (or, at Borrower’s option, by an independent engineers as specified above), in the same form and scope as the report in Section 4.1(i), which report shall be accompanied by updates, if any, to the most recent reports specified in Section 4.1(i) to the extent necessary for such reports to be accurate in all material respects on the date of the applicable Reserve Report provided pursuant to this Section 4.1(j);

(k)                                 Reserve Documents.  At the time of delivery of any report pursuant to Section 4.1(i) or (j): (i) a report detailing by lease or unit the gross volume of production and sales attributable to production of Hydrocarbons from the Oil and Gas Properties described in the most recent Reserve Report for the month most recently available and for each prior month since the last report delivered pursuant to this subsection and describing the related severance taxes, other taxes, and leasehold operating expenses attributable to each lease or unit and incurred during each such month, (ii) a list of Persons purchasing any material production of Hydrocarbons from the Oil and Gas Properties, and (iii) such other reports, data and supplemental information necessary to cause the representations and warranties contained in Section 3.20 and Section 3.21 to be true and correct and such other information as may be reasonably requested by Administrative Agent or Lead Lenders (the Reserve Report, such certificate and such reports, data and supplemental information, the “Reserve Documents”);

(l)                                     Swap Contracts.  Together with each delivery of financial statements pursuant to Sections 4.1(a) and 4.1(b), a report detailing the Swap Contracts of the Credit Parties relating to commodity prices that are then currently in effect;

(m)                             Credit Party Information.  With reasonable promptness, such other information and data with respect to any Credit Party as from time to time may be reasonably requested by Administrative Agent or any Lender.

Documents required to be delivered pursuant to Section 4.1(a), Section 4.1(b) or Section 4.1(e) (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto on Borrower’s website on the Internet at http://www.warrenresources.com; or (ii) on which such documents are posted on Borrower’s behalf on an Internet or intranet website reasonably acceptable to Administrative Agent to which each Lender and Administrative Agent have access; provided that Borrower shall notify Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents, and Borrower shall provide to Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents; notwithstanding anything contained herein, in every instance Borrower shall be required to provide paper copies of the compliance certificate required by Section 4.1(c) to Administrative Agent, which shall then promptly furnish such compliance certificate to the Lenders.  Except for such compliance certificates, Administrative Agent shall have no obligation to request the delivery copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Section 4.2                                   Payment and Performance of Obligations.

Borrower (i) will pay and discharge, and cause each other Credit Party to pay and discharge, at or before maturity, all of their respective obligations and liabilities, including tax liabilities, except for such obligations and/or liabilities (A) that may be the subject of a Permitted Contest and (B) the nonpayment or nondischarge of which could not reasonably be expected to have a Material Adverse Effect, (ii) will maintain, and cause each other Credit Party to maintain, in accordance with GAAP, appropriate reserves for the accrual of all of their respective obligations and liabilities and (iii) will not breach or permit any other Credit Party to breach, or permit to exist any default under, the terms of any lease, commitment, contract, instrument or obligation to which it is a party, or by which its properties or assets are bound, except for such breaches or defaults which could not reasonably be expected to have a Material Adverse Effect.

Section 4.3                                   Maintenance of Existence.

Borrower will, and will cause each of its Restricted Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect (a) its legal existence and (b) except where the failure to do so could not reasonably be excepted to result in a Material Adverse Effect, the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 5.17.

Section 4.4                                   Maintenance of Property; Insurance.

(a)                                 Maintenance of Property and Insurance.  Borrower will, and will cause each of its Restricted Subsidiaries to, (a) keep and maintain all operating equipment material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.  All such insurance shall be provided by insurers having an A.M. Best policyholders rating reasonably acceptable to the Lead Lenders.  Borrower will not, and will not permit any other Credit Party to, bring or keep any article on any business location of any Credit Party, or cause or allow any condition to exist, if the presence of such article or the occurrence of such condition could reasonably cause the invalidation of any insurance required by this Section 4.4(b), or would otherwise be prohibited by the terms thereof.

(b)                                 Evidence of Insurance Coverage.  On or prior to the Closing Date, and at all times thereafter, Borrower will cause Administrative Agent to be named as an additional insured and loss payee (which shall include, as applicable, identification as mortgagee), as applicable, on each insurance policy required to be maintained pursuant to this Section 4.4 pursuant to endorsements in form and substance reasonably acceptable to the Lead Lenders.  Borrower will deliver to Administrative Agent and Lenders (i) on the Closing Date, a certificate from Borrower’s insurance broker dated such date showing the amount of coverage as of such date, and that such policies will include effective waivers of applicable rights of subrogation against loss payees and additional insureds, and that if all or any part of such policy is canceled, terminated or expires, the insurer will endeavor to give notice thereof to each additional insured and loss payee at least thirty (30) days prior thereto, (ii) on an annual basis, and upon the request of any Lender through Administrative Agent from time to time full information as to the insurance carried, (iii) within five (5) Business Days of receipt of notice from any insurer, a copy of any notice of cancellation, nonrenewal or material change in coverage from that existing on the date of this Agreement and (iv) forthwith, notice of any cancellation or nonrenewal of coverage by Borrower.

(c)                                  Right to Purchase Insurance.  In the event Borrower fails to provide Administrative Agent with evidence of the insurance coverage required by this Agreement within three (3) Business Days after request therefor, Administrative Agent may after 20 days notice to Borrower, purchase insurance at Borrower’s expense to protect Administrative Agent’s interests in the Collateral.  This insurance may, but need not, protect Borrower’s interests.  The coverage purchased by Administrative Agent may not pay any claim made by Borrower or any claim that is made against Borrower in connection with the Collateral.  Borrower may later cancel any insurance purchased by Administrative Agent, but only after providing Administrative Agent with evidence that Borrower has obtained insurance as required by this Agreement.  If Administrative Agent purchases insurance for the Collateral, Borrower will be responsible for the costs of that insurance to the fullest extent provided by Law including interest and other charges imposed by Administrative Agent in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance.  The costs of the insurance may be added to the Obligations.  The costs of the insurance may be more than the cost of insurance Borrower is able to obtain on its own.

Section 4.5                                   Compliance with Laws.

Borrower will comply, and cause each other Credit Party to comply, with the requirements of all applicable Laws, except to the extent that failure to so comply could not reasonably be expected to have a Material Adverse Effect or result in any Lien upon a material portion of the assets of any such Person in favor of any Governmental Authority.

Section 4.6                                   Inspection of Property, Books and Records.

Borrower will keep, and will cause each other Credit Party to keep, proper books of record and account in accordance with GAAP; and will permit, and will cause each other Credit Party to permit, at the sole cost of Borrower or any applicable other Credit Party, representatives of Administrative Agent and of any Lender (but at such Lender’s expense unless such visit or inspection is made concurrently with Administrative Agent) or is made during the existence and continuance of an Event of Default to visit and inspect any of their respective properties, to examine and make abstracts or copies from any of their respective books and records, to conduct a collateral audit and analysis of their respective inventory and accounts and to discuss their respective affairs, finances and accounts with their respective officers, as often as may reasonably be desired, subject in all cases to any confidentiality restrictions that may be applicable to Borrower and its Subsidiaries and to any confidentiality restrictions that Borrower reasonably imposes on the Persons receiving such information; provided, however, that neither Borrower nor any of its Subsidiaries shall be required to disclose to Administrative Agent or any agents or representatives thereof any information which is the subject of attorney-client privilege or attorney’s work product privilege properly asserted by the applicable Person to prevent the loss of such privilege in connection with such information; and provided, further, that Borrower will use commercially reasonable efforts to furnish such information (excluding information covered by confidentiality restrictions in agreements relating to seismic, geologic or geophysical data or similar technical and business matters relating to the exploration for oil and gas), which requirement shall be satisfied if Administrative Agent is offered the opportunity to review such confidential information by executing or otherwise becoming a party to the confidentiality restrictions on substantially the same terms (including any standstill provisions) as are applicable to Borrower.  In the absence of an Event of Default, Administrative Agent or any Lender exercising any rights pursuant to this Section 4.6 shall give Borrower or any applicable other Credit Party commercially reasonable prior written notice of such exercise.  No notice shall be required during the existence and continuance of any Event of Default.

Section 4.7                                   Use of Proceeds.

(a)                                 On the Closing Date, the proceeds of the Loans shall be used by the Borrower to repay in full the Existing Credit Agreement Debt and all fees and expenses in connection with the Transactions and (b) following the Closing Date, the proceeds of the Loans shall be used by Borrower solely for lawful corporate purposes, including to finance corporate and capital expenditures and permitted acquisitions of Oil and Gas Properties and other assets related to the exploration, production, development, processing, gathering, storage and transportation of Hydrocarbons and for working capital needs of Credit Parties.

Section 4.8                                   Lenders’ Meetings.

Promptly after the delivery to Administrative Agent and Lenders of Reserve Reports pursuant to Section 4.1(i) or (j), Borrower will, in each case to the extent reasonably requested by either Administrative Agent or Lead Lenders, conduct a meeting of Administrative Agent and Lenders to discuss the most recently reported financial results and the financial condition and engineering projections of Borrower and its Subsidiaries, at which shall be present a Responsible Officer and such other officers of the Credit Parties as may be reasonably requested to attend by Administrative Agent or Lead Lenders, such request or requests to be made within a reasonable time prior to the scheduled date of such meeting.  Such meetings shall be held at a time and place convenient to Lenders and to Borrower.

Section 4.9                                   Hazardous Materials; Remediation.

If any release or disposal of Hazardous Materials shall occur or shall have occurred on any real property or any other assets of Borrower or any other Credit Party, which could reasonably be expected to have a Material Adverse Effect, Borrower will cause, or direct the applicable Credit Party to cause, the prompt containment and removal of such Hazardous Materials and the remediation of such real property or other assets as is necessary to comply with all Environmental Laws and to preserve the value of such real property or other assets.  Without limiting the generality of the foregoing, Borrower shall, and shall cause each other Credit Party to, comply with each Environmental Law requiring the performance at any real property by Borrower or any other Credit Party of activities in response to the release or threatened release of a Hazardous Material, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

Section 4.10                            Further Assurances.

(a)                                 General.  Borrower will, and will cause each other Credit Party, at its own cost and expense, to promptly and duly take, execute, acknowledge and deliver all such further acts, documents and assurances as Administrative Agent or Lead Lenders may from time to time reasonably request in order to carry out the intent and purposes of the Financing Documents and the transactions contemplated thereby, including all such actions to establish, create, preserve, protect and perfect a first priority Lien (subject only to Permitted Liens) in favor of Administrative Agent for itself and for the benefit Lenders on the Collateral (including Collateral acquired after the date hereof), including on any and all assets of each Credit Party, whether now owned or hereafter acquired.  Notwithstanding anything in this Agreement or any Security Document to the contrary, no Guarantor shall be required to guarantee (or grant a Lien to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of such Guarantor.

(b)                                 New Subsidiaries.  Without limiting the generality of the foregoing, in the event Borrower or any of its Restricted Subsidiaries shall form any new Restricted Subsidiary after the date hereof, Borrower or the respective Restricted Subsidiary will cause such new Restricted Subsidiary, promptly following such formation (excluding any Excluded Subsidiary), (i) to execute a Guarantee (in form and substance reasonably acceptable to Administrative Agent) guaranteeing payment and performance of all of the Obligations and to execute a joinder to the

Security Agreement and to take such other action (including, without limitation, authorizing the filing of such UCC financing statements and delivering certificates in respect of the Capital Stock of such Restricted Subsidiary) as shall be necessary or appropriate to establish, create, preserve, protect and perfect a first priority Lien (subject only to Permitted Liens) in favor of Administrative Agent for the benefit of Administrative Agent and Lenders to the extent required by Section 4.10(e), (ii) to execute such other Security Documents and Collateral Documents, in form and substance reasonably acceptable to Administrative Agent and the Lead Lenders, as may be required or requested by Administrative Agent and the Lead Lenders in connection with the actions contemplated hereby and (iii) to deliver such proof of corporate (or comparable) action, incumbency of officers, opinions of counsel and other documents as Administrative Agent and the Lead Lenders shall have reasonably required or requested.

(c)                                  Capital Stock.  Borrower will, and will cause each of its Restricted Subsidiaries, to take such action from time to time as shall be necessary to ensure that each of its Restricted Subsidiaries is a Wholly-Owned Subsidiary and that Administrative Agent shall have, for the benefit of Administrative Agent and Lenders, a first priority Lien on all Capital Stock of each Restricted Subsidiary, provided that neither Borrower nor any Restricted Subsidiary shall be required to pledge (i) more than 65% of the voting stock of (A) any First-tier Foreign Subsidiary, or (B) any Domestic Subsidiary that is a FSHCO or is owned directly or indirectly by a CFC, or (ii) the Capital Stock of a Foreign Subsidiary that is not a First-tier Foreign Subsidiary. Subject to the foregoing limitations, in the event that any additional Capital Stock shall be issued by any Restricted Subsidiary, Borrower shall or shall cause each of its Restricted Subsidiaries to, promptly following such issuance, deliver to Administrative Agent to the extent required by the applicable Financing Documents the certificates evidencing such Capital Stock, accompanied by undated powers executed in blank and to take such other action as Administrative Agent shall request to perfect the security interest created therein pursuant to such Financing Documents and Intercreditor Agreements.

(d)                                 Mortgage of Oil and Gas Property.  Prior to March 1 and September 1 of each calendar year, Borrower shall review the Reserve Report and the list of current Mortgaged Properties to ascertain whether the Mortgaged Properties represent at least 90% of the total PV-10 value of Proved Reserves attributable to the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to any exploration and production activities, acquisitions, dispositions and production.  In the event that the Mortgaged Properties do not represent at least 90% of such total PV-10 value, then on or prior to such March 1 or September 1, as applicable, Borrower shall, and shall cause its Restricted Subsidiaries to, grant to Administrative Agent as security for the Debt a first-priority Lien (subject only to Permitted Liens) under the Mortgages on additional Oil and Gas Properties not already subject to such a Lien under the Mortgages such that after giving effect thereto, the Mortgaged Properties will represent at least 90% of the total PV-10 value of Proved Reserves attributable to the Oil and Gas Properties evaluated by the relevant Reserve Report.

(e)                                  Other Collateral.  Upon Administrative Agent’s request, Borrower will and will cause its Restricted Subsidiaries (excluding any Excluded Subsidiary) to grant Liens as security for the Debt on (i) assets and interests related to the Mortgaged Properties, including related operating equipment, accounts, inventory, contract rights and all products, proceeds and other interests related to the ownership, operation and or production of the Mortgaged Properties and

(ii) all other material facilities (including gathering, transportation, compression, processing, treating and storage facilities) and other material real and personal property owned by it from time to time (excluding any interest in any Unrestricted Subsidiaries and any Excluded Property (as defined in the Mortgages)).

(f)                                   Production Proceeds.  Notwithstanding that by the terms of the Mortgages, Credit Parties are and will be assigning to Administrative Agent and Lenders all of the “Production Proceeds” (as defined therein) accruing to the property covered thereby, so long as no Event of Default has occurred, Credit Parties may continue to receive from the purchasers of production all such Production Proceeds, subject, however, to the Liens created under the Mortgages.  Upon the occurrence of an Event of Default, Administrative Agent may exercise all rights and remedies granted under the Mortgages, including the right to obtain possession of all Production Proceeds then held by Credit Parties or to receive directly from the purchasers of production all other Production Proceeds.  In no case shall any failure, whether intentional or inadvertent, by Administrative Agent or Lenders to collect directly any such Production Proceeds constitute in any way a waiver, remission or release of any of their rights under the Security Documents, nor shall any release of any Production Proceeds by Administrative Agent or Lenders to Credit Parties constitute a waiver, remission, or release of any other Production Proceeds or of any rights of Administrative Agent or Lenders to collect other Production Proceeds thereafter.

(g)                                  Title Information.  Promptly upon request of Administrative Agent, Borrower will deliver title information in form and substance reasonably acceptable to Administrative Agent covering enough of the Oil and Gas Properties evaluated in the most recently delivered Reserve Report, so that Administrative Agent shall have received, together with title information previously delivered to Administrative Agent in connection with previous Reserve Reports or otherwise, title information evidencing the Credit Parties have Defensible Title on at least 70% of the total PV-10 value of Proved Reserves attributable to the Oil and Gas Properties evaluated by such Reserve Report.  If Borrower has provided title information for Oil and Gas Properties under the preceding sentence, Borrower shall, within 60 days of notice from Administrative Agent or Lead Lenders that material title defects or exceptions exist with respect to such Oil and Gas Properties such that the Credit Parties do not have Defensible Title to 70% of the PV-10 value of such properties, either (1) cure any such material title defects or exceptions (including defects or exceptions as to priority) raised by such information, (2) substitute acceptable Mortgaged Properties having at least an equivalent value such that the Credit Parties do have Defensible Title to 70% of the PV-10 value of such properties, or (3) deliver title information in form and substance acceptable to Administrative Agent or Lead Lenders so that Administrative Agent shall have received, together with title information previously delivered to Administrative Agent, title information evidencing the Credit Parties have Defensible Title on at least 70% of the PV-10 value of Proved Reserves attributable to the Oil and Gas Properties evaluated by such Reserve Report.

Section 4.11                            Post-Closing Obligations.

The Credit Parties will cause each obligation specified on Schedule 4.11 hereto to be completed no later than the date set forth with respect to such obligation on such schedule, or such later date as the Administrative Agent and the Lead Lenders shall reasonably agree.

ARTICLE 5
NEGATIVE COVENANTS

Borrower agrees that, so long as any Credit Exposure exists:

Section 5.1                                   Debt.

Borrower will not, and will not permit any other Credit Party to, directly or indirectly, create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to, any Debt, except for:

(a)                                 Debt incurred under the Financing Documents;

(b)                                 Debt outstanding on the date of this Agreement and set forth on Schedule 5.1 and any Refinancing Indebtedness in connection therewith;

(c)                                  Intercompany Debt arising from loans made by (i) Borrower to any Guarantor, (ii) any Guarantor to Borrower, (iii) Borrower to its Restricted Subsidiaries that are Wholly-Owned Subsidiaries to fund working capital requirements of such Restricted Subsidiaries in the Ordinary Course of Business, or (iv) any Restricted Subsidiary that is a Wholly-Owned Subsidiary of Borrower to Borrower; provided, however, that upon the request of Administrative Agent at any time, any such Debt shall be evidenced by promissory notes having terms reasonably satisfactory to Administrative Agent, and the sole originally executed counterparts of which shall be pledged and delivered to Administrative Agent, for the benefit of Administrative Agent and Lenders, as security for the Obligations;

(d)                                 Guarantees by Borrower of Debt of any Restricted Subsidiary permitted hereunder and by any Restricted Subsidiary of Debt of Borrower or any other Restricted Subsidiary permitted hereunder;

(e)                                  Debt of Borrower or any Restricted Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Debt assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Debt that do not increase the outstanding principal amount thereof; provided that the aggregate principal amount of Debt permitted by this clause (e) shall not exceed $10,000,000 at any time outstanding;

(f)                                   Debt, if any, arising under Swap Contracts, to the extent permitted under Section 5.6;

(g)                                  Debt constituting Permitted Pari Debt; provided that (A) after giving effect thereto, the aggregate amount of Permitted Pari Debt incurred at or prior to such time does not exceed $25,000,000, (B) no Default or Event of Default shall have occurred and be continuing on the date of incurrence of such Permitted Pari Debt, (C) after giving effect thereto, (i) the ratio of PDP PV-10 Value to Secured Total Debt as of such date shall be greater than 1.0:1.0 and (ii) the Consolidated Secured Total Leverage Ratio shall be less than 4.0:1.0 and (D) Borrower shall have delivered a certificate executed by a Responsible Officer to the Administrative Agent and

the Lead Lenders demonstrating with reasonable detail compliance with the requirements in the preceding clauses (A) through (C) and the definition of Permitted Pari Debt;

(h)                                 Debt of any Person that becomes a Subsidiary after the Closing Date; provided that such Debt exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary;

(i)                                     Debt constituting Permitted Second Lien Debt; provided that (A) after giving effect thereto, the aggregate amount of Permitted Second Lien Debt incurred at or prior to such time does not exceed (x) $20,000,000 plus (y) any additional amount of Permitted Second Lien Debt so long as the Borrower would be permitted to incur $1.00 of additional Permitted Second Lien Debt subject to a pro forma compliance with (i) a PDP PV-10 Value to Secured Total Debt Ratio of 0.8:1.0 and (ii) a Consolidated Secured Total Leverage Ratio of 6.0:1.0, (B) no Default or Event of Default shall have occurred and be continuing on the date of incurrence of such Permitted Second Lien Debt and (C) the Borrower shall have delivered a certificate executed by a Responsible Officer to the Administrative Agent and the Lead Lenders demonstrating with reasonable detail compliance with the requirements in the preceding clauses (A) and (B) and the definition of Permitted Second Lien Debt;

(j)                                    Debt incurred to finance the acquisition of equipment, provided that the amount of such Debt does not exceed the purchase price of such equipment;

(k)                                 other Debt in an aggregate principal amount not exceeding $5,000,000 at any time outstanding;

(l)                                     any Contingent Obligation permitted by Section 5.3;

(m)                             Debt incurred pursuant to an Excluded Property Leaseback;

(n)                                 Debt incurred under Bonds; and

(o)                                 Debt constituting letters of credit and bank guaranties, to the extent that such letters of credit and bank guaranties are fully cash collateralized, in an aggregate principal amount not exceeding $10,000,000 at any time outstanding; provided that, if any Permitted Pari Debt is in the form of a revolving credit facility or letter of credit facility than this basket shall be zero.

Section 5.2                                   Liens.

Borrower will not, and will not permit any other Credit Party to, directly or indirectly, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

(a)                                 Liens created by the Security Documents;

(b)                                 Permitted Encumbrances;

(c)                                  any Lien on any property of Borrower or any Restricted Subsidiary existing on the date hereof and set forth in Schedule 5.2; provided that (i) such Lien shall not apply to any other property of Borrower or any Restricted Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals or replacements thereof that do not increase the outstanding principal amount thereof;

(d)                                 any Lien existing on any property (together with receivables, intangibles and proceeds thereof) prior to the acquisition thereof by Borrower or any Restricted Subsidiary or existing on any property of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property of Borrower or any Restricted Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be and extensions, renewals or replacements thereof that do not increase the outstanding principal amount thereof;

(e)                                  Liens on fixed or capital assets (together with receivables, intangibles and proceeds thereof) acquired, constructed or improved by Borrower or any Restricted Subsidiary; provided that (i) such security interests secure Debt permitted by Section 5.1(e), (ii) such security interests and the Debt secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (iii) the Debt secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property of Borrower or any Restricted Subsidiary;

(f)                                   Liens securing obligations and liabilities of Borrower and any Restricted Subsidiary under Swap Contracts with Eligible Secured Swap Counterparties to the extent such Swap Contracts are permitted hereunder;

(g)                                  Liens on the Capital Stock of an Unrestricted Subsidiary granted by a Restricted Subsidiary to secure Non-Recourse Debt;

(h)                                 Liens granted to secure Permitted Pari Debt incurred pursuant to Section 5.2(g) and Permitted Second Lien Debt incurred pursuant to Section 5.2(a);

(i)                                     Liens granted to secure other obligations in an amount not to exceed $5,000,000 in the aggregate so long as the assets and properties secured by such Liens do not constitute Collateral; and

(j)                                    Liens granted to secure letters of credit and bank guaranties permitted pursuant to Section 5.1(o) in an amount not to exceed the amount of Debt permitted under Section 5.1(o).

Section 5.3                                   Contingent Obligations.

Borrower will not, and will not permit any other Credit Party to, directly or indirectly, create, assume, incur or suffer to exist any Contingent Obligations, except for:

(a)                                 Contingent Obligations arising in respect of the Debt under the Financing Documents;

(b)                                 Contingent Obligations resulting from endorsements for collection or deposit in the Ordinary Course of Business;

(c)                                  Contingent Obligations existing or arising under any Swap Contract, provided that (i) so long as there exists no Event of Default both immediately before and immediately after giving effect to any such transaction and (ii) such obligations are (or were) entered into by Borrower or another Credit Party in the Ordinary Course of Business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person and not for purposes of speculation;

(d)                                 Contingent Obligations outstanding on the date of this Agreement and set forth on Schedule 5.3 and Contingent Obligations with respect to Debt permitted under Section 5.1;

(e)                                  Contingent Obligations incurred in the Ordinary Course of Business with respect to Bonds;

(f)                                   Contingent Obligations arising under indemnity agreements in connection with mortgagee title insurance policies;

(g)                                  Contingent Obligations arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions permitted under Section 5.7;

(h)                                 Contingent Obligations in favor of Credit Parties; and

(i)                                     Contingent Obligations to the extent constituting a Permitted Lien.

Section 5.4                                   Restricted Payments.

Borrower will not, and will not permit any other Credit Party to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment; provided that the foregoing shall not restrict or prohibit (a) dividends or distributions made by any Restricted Subsidiary, directly or indirectly, to Borrower or to any Restricted Subsidiary that is a Wholly-Owned Subsidiary of Borrower, (b) dividends declared and paid by Subsidiaries ratably with respect to their Capital Stock (or on a basis more favorable to Borrower and its Restricted Subsidiaries), (c) Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of Borrower and its Subsidiaries, (d) cash payments by Borrower in lieu of issuing fractional shares in an aggregate amount not exceeding $200,000 during the term of this Agreement, provided that no Default or Event of Default exists at the time of such payment, such payment will not cause a Default or Event of Default and such payment is made only in respect of Borrower’s 8% Convertible Preferred Stock outstanding on the Closing Date, (e) distributions declared and paid by Borrower effecting “poison pill” rights plans provided that any securities or rights so distributed have a nominal fair market value at the time of declaration, (f)  Restricted Payments (i) with the proceeds of Permitted Second Lien Debt in connection with future debt-for-debt exchanges involving the Senior Notes and (ii) consisting solely of debt-for-debt exchanges of the Senior Notes for Permitted Second Lien Debt, (g) repayments of Debt from the proceeds of Debt constituting Refinancing Indebtedness and (h) other Restricted Payments in an amount not to exceed $1,000,000 in the aggregate.  Borrower will not, and will not permit any other Credit Party to issue preferred Capital Stock providing for Restricted Payments not permitted by this Section 5.4.

Section 5.5                                   Restrictive Agreements.

Borrower will not, and will not permit any other Credit Party to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets (other than (1) Capital Stock in any Unrestricted Subsidiary, (2) other investments in Capital Stock of joint ventures permitted under Section 5.8, (3) investments permitted under Section 5.8(j) if such restriction or conditions apply only to the property or assets that are the subject of such investment), or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to Borrower or any other Restricted Subsidiary or to Guarantee Debt of Borrower or any other Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 5.5 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or other assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary or other assets that is to be sold and such sale is permitted hereunder, (iv) paragraph (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Debt permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Debt, (v) paragraph (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (vi) existing restrictions with respect to a Person acquired by Borrower or any of its Restricted Subsidiaries (except to the extent such restrictions were put in place in connection with or in contemplation of such acquisition), which restrictions are not applicable to any Person, or the properties or assets of any Person other than the Person, or the property or assets of the Person, so acquired, (vii) restrictions contained in any agreement or instrument relating to Swap Contracts to the extent, in the good faith judgment of the Borrower, such restrictions, at the time such Debt is incurred, either (A) are on customary market terms for Debt of such type, so long as Borrower has determined in good faith that such restrictions would not reasonably be expected to impair in any material respect the ability the Borrower and the other Restricted Subsidiaries to meet their ongoing payment obligations under the Financing Documents, or (B) are not materially more restrictive, taken as a whole with respect to the Borrower and the other Restricted Subsidiaries, than the restrictions in the Financing Documents, (viii) customary supermajority voting provisions and other customary provisions with respect to the disposition or distribution of assets, each contained in corporate charters, bylaws, stockholders’ agreements, limited liability company agreements, partnership agreements, joint venture agreements and other similar agreements entered into in the Ordinary Course of Business of Borrower and its Restricted Subsidiaries, and (ix) non-material, ordinary course of business provisions and conditions contained in the existing operating units, farmout exchange, joint exploration, transportation and related oil and gas agreements executed in the ordinary course of business.

Section 5.6                                   Swap Contracts.

Borrower will not, and will not permit any other Credit Party to enter into any Swap Contracts other than Swap Contracts in respect of commodities (i) with Eligible Swap Counterparties, (ii) with durations not to exceed 120 months at any time, and (iii) the notional volumes for which (when aggregated with other commodity Swap Contracts then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Contracts) do not exceed, as of the date such Swap Contract is executed, 85% of the Projected Oil and Gas Production from Proved Developed Producing Reserves attributable to the Oil and Gas Properties for each month during the period during which such Swap Contract is in effect for each of crude oil and natural gas, calculated separately; provided that (x) such limitations in clauses (i) and (ii) of this Section 5.6 do not apply to forward agreements requiring the physical delivery of Hydrocarbons and (y) such limitation in clause (iii) of this Section 5.6 shall not apply to Swap Contracts in respect of commodities that are floor prices or puts for which no further payment obligation is owed by such Credit Party and not in excess of 100% of Proved Developed Producing Reserves attributable to the Oil and Gas Properties for each month during the period during which such Swap Contract is in effect for each of crude oil and natural gas, calculated separately.  Not later than thirty (30) days after consummation of an Asset Disposition in respect of Oil and Gas Properties which, together with any other Asset Dispositions of Oil and Gas Properties not theretofore taken into account in connection with this sentence, reduces by more than 5% the Credit Parties’ aggregate Projected Oil and Gas Production from Proved Developed Producing Reserves, Borrower will cause the notional volumes of Swap Contracts maintained by Borrower and other Credit Parties in respect of commodities not to exceed in the aggregate the amounts that would be permitted under clause (iii) of the preceding sentence if such Swap Contracts were entered into immediately after giving effect to such Asset Disposition.

Section 5.7                                   Consolidations, Mergers and Sales of Assets.

(a)                                 Borrower will not, and will not permit any other Credit Party to, directly or indirectly consolidate or merge with or into any other Person other than (i) mergers of any Restricted Subsidiary with and into Borrower or another Restricted Subsidiary, (ii) mergers of any Restricted Subsidiaries with and into Borrower (with Borrower as the surviving entity of such merger) and (iii) mergers or consolidations with or into any Person so long as Borrower or a wholly-owned Restricted Subsidiary or a Person who becomes a wholly-owned Restricted Subsidiary is the surviving entity; provided that any such merger involving a Person that is not a Wholly-Owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 5.8.  Any Restricted Subsidiary may liquidate or dissolve if Borrower determines in good faith that such liquidation or dissolution is in the best interests of Borrower and is not materially disadvantageous to the Lenders.

(b)                                 Borrower will not, and will not permit any other Credit Party to, directly or indirectly, consummate any Asset Dispositions other than, so long as no Default or Event of Default then exists or would result from any such disposition (i) dispositions of Excluded Property, (ii) dispositions of property (other than Oil and Gas Properties) for 100% cash and fair market value so long as any prepayment required under Section 2.3(c) is made in accordance with this Agreement and (iii) dispositions of any Oil and Gas Property or any interest therein if (A) the consideration received in respect of such sale or other disposition shall be equal to or greater than the fair market value of such Oil and Gas Property or interest therein (as reasonably determined by Borrower), and (B) any prepayment required under Section 2.3(c) is made in accordance with this Agreement.  Notwithstanding anything to the contrary contained herein, in no event shall Borrower or any other Credit Party be permitted to make an Asset Disposition (other than in connection with the CBM Properties) so long as Borrower has not established an Asset Disposition or Recovery Event Proceeds Pledged Account in accordance with Sections 2.3(c) and 4.11.

Section 5.8                                   Investments.

Borrower will not, and will not permit any Credit Party to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly-Owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) (x) all or substantially all of the property and assets or business of another Person or (y) any assets of any other Person constituting a business unit, except:

(a)                                 Permitted Investments;

(b)                                 investments by Borrower and its Subsidiaries in the Capital Stock of its Restricted Subsidiaries that are Guarantors;

(c)                                  loans or advances made by Borrower to any Restricted Subsidiary and made by any Subsidiary to Borrower or any other Restricted Subsidiary that is a Guarantor;

(d)                                 Guarantees constituting Debt permitted by Section 5.1;

(e)                                  investments consisting of Swap Contracts to the extent permitted under Section 5.6;

(f)                                   loans or advances to employees in the Ordinary Course of Business in an aggregate amount for all employees of Borrower and its Subsidiaries not in excess of $750,000 at any one time outstanding;

(g)                                  trade credits and accounts arising in the Ordinary Course of Business;

(h)                                 investments made as a result of the receipt of non-cash considerations from a disposition that was made pursuant to and in compliance with this Agreement;

(i)                                     investments made in any debtor of Borrower or any Restricted Subsidiary as a result of the receipt of stock, obligations or securities in settlement of debts created in the Ordinary Course of Business and owing to Borrower or any Restricted Subsidiary;

(j)                                    investments made pursuant to the requirements of farm-out, farm in, unit, joint operating, unit operating, joint venture, area of mutual interest and other oil and gas agreements, gathering systems, pipelines or other similar or customary arrangements entered into the Ordinary Course of Business (including advances to operators under operating agreements entered into by Borrower or any Subsidiary in the Ordinary Course of Business); provided that any such single investment in excess of $20,000,000 shall be approved by the Board of Directors of Borrower;

(k)                                 investments made in connection with the purchase, lease, or other acquisition of tangible assets of any Person and investments made in connection with the purchase, lease or other acquisition of all or substantially all of the business, of any Person, or all of the capital stock or other equity interests of any Person (provided that such Person becomes a Guarantor), or any division, line of business or business unit of any Person (including (i) by the merger or consolidation of such Person into Borrower or any Guarantor or by the merger of a Restricted Subsidiary into such Person and (ii) the purchase of proved reserves);

(l)                                     investments held by a Person acquired (including by way of merger, amalgamation or consolidation) after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(m)                             repurchase of Capital Stock deemed to occur upon exercise of stock options or warrants if such Capital Stock represents a portion of the exercise price or such options or warrants or the payment of withholding taxes through the issuance of Capital Stock;

(n)                                 the purchase of fractional shares arising out of stock dividends, splits or combinations or business combinations;

(o)                                 any other investments in any Person having an aggregate fair market value (measured on the date each such investment was made and without giving effect to subsequent changes in value), when taken together will all other investments made pursuant to this clause (o) do not exceed $5,000,000 outstanding at any time;

(p)                                 investments outstanding as of the Closing Date in Unrestricted Subsidiaries and listed on Schedule 5.8;

(q)                                 investments, loans, advances and acquisitions in exchange for, or out of the net cash proceeds from the sale of, Capital Stock of Borrower issued after the Closing Date;

(r)                                    [reserved]; and

(s)                                   Dispositions permitted by Section 5.7 to the extent constituting Investments.

Section 5.9                                   Transactions with Affiliates.

Borrower will not, and will not permit any other Credit Party to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of Borrower, except (i) as expressly permitted by this Agreement, (ii) as otherwise disclosed on Schedule 5.9, and (iii) for transactions which contain terms that are no less favorable to Borrower or any other Credit Party, as the case may be, than those which might be obtained from a third party not an Affiliate of any Credit Party, (iv) any Restricted Payment permitted by Section 5.4 or a disposition of Excluded Property, (v) with respect to any Person serving as an officer, director, employee or consultant of Borrower or any Restricted Subsidiary, (1) the payment of reasonable compensation, benefits or indemnification liabilities in connection with his or her services in such capacity provided that the payment of any such compensation, benefits or indemnification liabilities are approved by a majority of the disinterested members of the Board of Directors of Borrower or by the compensation committee of Borrower, (2) the making of advances for travel or other business expenses in the Ordinary Course of Business or (3) such Person’s participation in any benefit or compensation and (vi) with respect to transactions among Credit Parties

Section 5.10                            Modification of Certain Documents.

(a)                                 Borrower will not, directly or indirectly, amend or otherwise modify any Organizational Documents of Borrower, except for such amendments or other modifications required by Law or which are not materially adverse to the interests of Administrative Agent or any Lender and which, in each instance, are fully disclosed to Administrative Agent.

(b)                                 Borrower will not, directly or indirectly, amend or modify, or permit the amendment or modification of, any provision of any agreement governing (a) Permitted Pari Debt or Permitted Second Lien Debt except for such amendments or other modifications which are not materially adverse to the interest of the Administrative Agent or any Lender and which, in each instance, are fully disclosed to the Administrative Agent and the Lead Lenders (b) Senior Notes..

Section 5.11                            Fiscal Year.

Borrower will not, and will not permit any other Credit Party to, change its Fiscal Year.

Section 5.12                            Conduct of Business.

Borrower will not, and will not permit any other Credit Party to, directly or indirectly, engage in any line of business other than those businesses engaged in on the Closing Date and described on Schedule 5.12 and businesses reasonably related thereto.

Section 5.13                            Capital Stock.

Borrower will not, nor cause or permit any Restricted Subsidiary to, permit a Lien (other than a Lien created under a Financing Document or an involuntary Permitted Lien) to be placed on any of the Capital Stock owned by Borrower or such Restricted Subsidiary in any other

Person; provided that Liens against Capital Stock in an Unrestricted Subsidiary shall be permitted to the extent such Lien is granted to secure Non-Recourse Debt.

Section 5.14                            Limitation on Sale and Leaseback Transactions.

Borrower will not, and will not permit any other Credit Party to, directly or indirectly, enter into any arrangement with any Person whereby in a substantially contemporaneous transaction Borrower or any of its Restricted Subsidiaries sells or transfers all or substantially all of its right, title and interest in an asset and, in connection therewith, acquires or leases back the right to use such asset; provided this Section 5.14 shall not prohibit (i) any sale-leaseback resulting from the incurrence of any lease of any capital asset entered into within 180 days of the acquisition of such capital asset for the purpose of providing permanent financing of such asset, provided that the Debt related thereto is permitted by Section 5.1 or (ii) any Excluded Property Leaseback.

Section 5.15                            Bank Accounts.

Borrower will not, and will not permit any other Credit Party to, directly or indirectly, establish any new bank account (excluding any account established after notice to Administrative Agent exclusively for payroll or petty cash) without the prior written consent of Administrative Agent, and provided that in each case, Administrative Agent, Borrower or such other Credit Party and the bank at which the account is to be opened enter into a control agreement regarding such bank account pursuant to which such bank acknowledges the security interest of Administrative Agent in such bank account, agrees to comply with instructions originated by Administrative Agent directing disposition of the funds in such bank account without further consent from Borrower, and agrees to subordinate and limit any security interest such bank may have in such bank account on terms reasonably satisfactory to Administrative Agent.

Section 5.16                            Compliance with Anti-Corruption Laws.

(a)                                 None of the Borrower, its Subsidiaries, or to the knowledge of Borrower or any Subsidiary, their respective directors, officers, agents, employees or other persons that act for or on behalf of the Borrower or its Subsidiaries (individually and collectively, “Borrower Representative”) has taken any act that would violate the U.S. Foreign Corrupt Practices Act, the UK Bribery Act, or any other applicable anti-bribery law (the “Anti-Corruption Laws”).

(b)                                 Without limiting the foregoing, none of the Borrower or any Subsidiary, or to the knowledge of the Borrower or any Subsidiary, any Borrower Representative has offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Authority, quasi-governmental authority, public international organization, to any political party or official thereof, or to any candidate for political office (individually and collectively, “Government Official”) or to any person under circumstances where the Borrower, its Subsidiaries or Borrower Representatives knew or had reason to know or believe that all or a portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to any person, in each case for the purpose of (i) influencing any act or decision of such person in his official capacity as a Government Official,

(ii) inducing such person to perform or omit to perform any activity related to his legal duties, (iii) securing any improper advantage, or (iv) inducing such person to influence or affect any act or decision of any Governmental Authority, quasi-governmental authority, public international organization, in each case, in order to assist the Borrower, its Subsidiaries or any Borrower Representatives in obtaining or retaining business for or with, or in directing business to, the Borrower or any other person.

Section 5.17                            Compliance with Anti-Terrorism Laws.

Borrower will not, and will not permit any other Credit Party to, engage in any activities which could cause them to become a Blocked Person.  Borrower shall immediately notify Administrative Agent if Borrower has knowledge that Borrower, any additional Credit Party or any of their respective Affiliates or their respective employees or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is or becomes a Blocked Person or (i) is convicted on, (ii) pleads nolo contendere to, (iii) is indicted on or (iv) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.  Borrower will not, and will not permit any other Credit Party to, directly or indirectly, (i) engage in any business, transaction or dealing in or with any Blocked Person, or with any government, country or territory where such activities would violate Anti-Terrorism Law or (ii) act in any manner that will result in a violation of any Anti-Terrorism Law.

ARTICLE 6
FINANCIAL COVENANTS

Section 6.1                                   Consolidated First Lien Leverage Ratio.

Commencing on the eighteen (18) month anniversary of the Closing Date, (a) during the period following the end of the eighteen (18) month anniversary of the Closing Date until the twenty-four (24) month anniversary of the Closing Date, the Consolidated First Lien Leverage Ratio for any period of four consecutive Fiscal Quarters shall not be greater than 5.5 to 1.0, determined as of the last day of each Fiscal Quarter, and (b) during the period following the end of the twenty-four (24) month anniversary of the Closing Date until the Maturity Date, the Consolidated First Lien Leverage Ratio for any period of four consecutive Fiscal Quarters shall not be greater than 5.0 to 1.0 as of the last day of each Fiscal Quarter.

ARTICLE 7
CONDITIONS

Section 7.1                                   Conditions to Closing.

The obligation of each Lender to make the initial Loans on the Closing Date shall be subject to the receipt by Administrative Agent and the Initial Lenders of each agreement, document and instrument set forth on the Closing Checklist, each in form and substance reasonably satisfactory to Administrative Agent and the Initial Lenders, and to the satisfaction of the following conditions precedent, each to the satisfaction of Administrative Agent and Initial Lenders in their sole discretion:

(a)                                 after giving effect to the Transactions, (i) neither the Borrower nor any of its Subsidiaries shall have any material Debt for borrowed money other than the Obligations or the Senior Notes and (ii) the Borrower shall have unrestricted cash and Permitted Investments of not less than $9,000,000;

(b)                                 the Administrative Agent and Initial Lenders shall have received on or before the Closing Date duly executed counterparts, as applicable, of the Notice of Borrowing, each of the Financing Documents and any other agreement, document, instrument and other item set forth on the Closing Checklist attached hereto as Annex B, each in form and substance reasonably satisfactory to the Administrative Agent and the Arranger;

(c)                                  the Administrative Agent and the Initial Lenders shall have received evidence that the Borrower shall have paid all principal, interest, fees and expenses outstanding under the Existing Credit Agreement as of the Closing Date;

(d)                                 the representations and warranties of each Credit Party contained in the Financing Documents shall be true, correct and complete in all material respects on and as of the date of such borrowing or issuance, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date;

(e)                                  upon giving effect to the transactions contemplated to occur hereunder, (i) no Default or Event of Default shall be outstanding or shall result therefrom and (ii) no default, event of default or similar event will exist under the Senior Notes or any ancillary document to which any Credit Party is a party;

(f)                                   the Administrative Agent and the Initial Lenders shall be satisfied, based on financial statements (actual and pro forma), projections and other evidence provided by the Borrower, including a certificate of the chief financial officer of the Borrower, dated as of the Closing Date, stating that the Borrower and each other Credit Party is Solvent on a consolidated basis after giving effect to the Transactions;

(g)                                  since December 31, 2014, there shall not have been any change, event, development, circumstance, condition, occurrence or effect that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(h)                                 the Administrative Agent shall have received, at least five Business Days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that is requested by the Administrative Agent or any Initial Lender in writing at least five Business Days prior to the Closing Date;

(i)                                     the Administrative Agent and the Lead Lenders shall have received the executed legal opinions of (i) Thompson & Knight LLP, as counsel to the Credit Parties, and (ii) local counsel to the Borrower in the jurisdictions listed on Schedule 7.1(f) in form and substance reasonably satisfactory to the Administrative Agent and Arranger (the Borrower, the other Credit Parties and the Administrative Agent hereby instruct such counsel to deliver such legal opinion;

(j)                                    the Administrative Agent and the Lead Lenders shall have received copies of insurance certificates, if applicable, evidencing insurance required to be maintained by the Borrower and the Restricted Subsidiaries pursuant to Section 4.4, each of which shall name the Secured Parties, as additional insureds on any such liability insurance and, if casualty insurance is obtained, name the Administrative Agent as additional loss payee under any such casualty insurance, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Lead Lenders (provided that if such endorsement or amendment cannot be delivered by the Closing Date, the Administrative Agent (at the direction of the Lead Lenders) may consent to such endorsement or amendment being delivered at such later date as it reasonably deems appropriate in the circumstances);

(k)                                 the Administrative Agents and the Lead Lenders shall have received the results of a recent appropriate UCC search with respect to each Credit Party, and such search shall reveal no Liens on any of the assets of the Credit Parties except for (a) Permitted Liens or (b) discharged on or prior to the Closing Date pursuant to documentation reasonably satisfactory to the Administrative Agent and the Lead Lenders;

(l)                                     all actions necessary to establish that the Administrative Agent will have a perfected first priority security interest (subject to Permitted Liens) in the Collateral shall have been taken;

(m)                             prior to or substantially concurrently with the Closing Date, the Exchange Agreement shall have become effective according to its terms and the Conversion Notes shall convert into Converted Loans; and

(n)                                 all fees, expenses and other amounts due and payable under each Financing Document shall have been paid.

Each Lender, by delivering its signature page to this Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Financing Document, each additional Financing Document and each other document, agreement and/or instrument required to be approved by Administrative Agent, Lead Lenders or Lenders, as applicable, on the Closing Date.

Section 7.2                                   Conditions to Each Delayed Draw Funding Date.

The obligation of Delayed Draw Lenders to make a Delayed Draw Term Loan is subject to the satisfaction of the following additional conditions:

(a)                                 receipt by Administrative Agent of a Notice of Borrowing (or telephonic or electronic notice, as permitted by Section 2.2(b)) in accordance with Section 2.2(b) specifying the Delayed Draw Funding Date;

(b)                                 [reserved];

(c)                                  the fact that, immediately before and after such borrowing or issuance, no Default or Event of Default shall have occurred and be continuing; and

(d)                                 the fact that the representations and warranties of each Credit Party contained in the Financing Documents shall be true, correct and complete in all material respects on and as of the date of such borrowing or issuance, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date.

Each giving of a Notice of Borrowing which requests the making of a Delayed Draw Term Loan hereunder and each acceptance by Borrower of the proceeds of any Loan made hereunder shall, except as set forth in the Notice of Borrowing, be deemed to be a representation and warranty by Borrower on the date of such notice or acceptance as to the facts specified in Sections 7.2(c) and 7.2(d).

ARTICLE 8
EVENTS OF DEFAULT

Section 8.1                                   Events of Default.

For purposes of the Financing Documents, the occurrence of any of the following conditions and/or events, whether voluntary or involuntary, by operation of Law or otherwise, shall constitute an “Event of Default”:

(a)                                 Borrower shall fail to pay when due any principal, interest, premium or fee under any Financing Document or any other amount payable under any Financing Document and, in the case of any such payment (other than any principal payment), such failure shall continue unremedied for a period of three Business Days;

(b)                                 Borrower shall fail to observe or perform any covenant contained in Section 4.1(e), Section 4.1(f), Section 4.3, Section 4.7, Section 4.11, Article 5, or Article 6, provided however, the imposition of a lien under Section 303(k) or 4068 of ERISA or under Section 430(k) of the Code shall not be regarded as a failure to perform the covenants contained in Article 5 unless such lien or liens could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;

(c)                                  any Credit Party defaults in the performance of or compliance with any term contained in this Agreement or in any other Financing Document (other than occurrences described in other provisions of this Section 8.1 for which a different grace or cure period is specified or for which no grace or cure period is specified and thereby constitute immediate Events of Default) and such default is not remedied or waived within thirty (30) days after the earlier of (i) receipt by Borrower of notice from Administrative Agent or Lead Lenders of such default or (ii) actual knowledge of Borrower or any other Credit Party of such default;

(d)                                 any representation, warranty, certification or statement made by any Credit Party in any Financing Document or in any certificate, financial statement or other document delivered pursuant to any Financing Document is incorrect in any material respect when made (or deemed made);

(e)                                  (i) failure of any Credit Party to pay when due or within any applicable grace period any principal, interest or other amount on Debt (other than the Loans) or Senior Notes or in respect of any Swap Contract, or the occurrence of any breach, default, condition or event with respect to any Debt (other than the Loans) or in respect of any Senior Notes or in respect of any Swap Contract if the effect of such occurrence is (A) to cause or to permit the holder or holders of any such Debt or Senior Notes, or the counterparty under any such Swap Contract, to cause Debt, Senior Notes or other liabilities to become or be declared immediately due and payable or (B) to require any mandatory payment, purchase, redemption, retirement, defeasance, surrender, cancellation or acquisition of Debt or Senior Notes or to require any Credit Party to offer to pay, purchase, redeem, retire, defease, surrender, cancel or acquire Debt or Senior Notes, in the case of any or all of the foregoing under this clause (i) in respect of Debt, Senior Notes or Swap Contracts having an individual principal amount in excess of $10,000,000 (or any amount, solely with respect to Swap Contracts) or having an aggregate principal amount in excess of $10,000,000 (or any amount, solely with respect to Swap Contracts); provided that this paragraph (e) shall not apply to (x) secured Debt that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Debt or (y) any payment, purchase, redemption, retirement, defeasance, surrender, cancellation or acquisition of Debt or Senior Notes satisfied by the conversion, exchange or issuance of Capital Stock permitted to be issued hereunder; or (ii) the occurrence of any event requiring the prepayment of any subordinated Debt prior to the repayment of the Obligations;

(f)                                   Borrower or any Credit Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

(g)                                  an involuntary case or other proceeding shall be commenced against Borrower or any Credit Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of forty-five (45) days; or an order for relief shall be entered against Borrower or any Credit Party under the federal bankruptcy laws as now or hereafter in effect;

(h)                                 an ERISA Event shall have occurred that, in the opinion of the Lead Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

(i)                                     one or more judgments or orders for the payment of money (not paid or fully covered by insurance maintained in accordance with the requirements of this Agreement and as to which the relevant insurance company has not denied coverage) aggregating in excess of $10,000,000 shall be rendered against Borrower or any or all Credit Parties and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgments or orders or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of any such judgments or orders, by reason of a pending appeal, bond or otherwise, shall not be in effect;

(j)                                    a Change of Control shall occur;

(k)                                 any Lien created by any of the Security Documents shall at any time fail to constitute a valid and (to the extent perfection is obtained by filing) perfected Lien on a material portion of the Collateral purported to be secured thereby, subject to no prior or equal Lien (except Permitted Liens), or any Credit Party shall so assert; or

(l)                                     any of the Financing Documents shall for any reason fail to constitute the valid and binding agreement of any party thereto, or any Credit Party shall so assert.

Section 8.2                                   Acceleration and Suspension or Termination of Loans and Commitments.

Upon the occurrence and during the continuance of an Event of Default, Administrative Agent may, and shall, if so requested by Lead Lenders, (i) by notice to Borrower suspend or terminate the Delayed Draw Commitment and the obligations of Administrative Agent and Lenders with respect thereto, in whole or in part (and, if in part, such reduction shall be pro rata among Delayed Draw Lenders) and/or (ii) by notice to Borrower declare all or any portion of the Obligations to be, and such Obligations shall thereupon become, immediately due and payable, with accrued interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower and Borrower will pay the same; provided that in the case of any of the Events of Default specified in Section 8.1(f) or 8.1(g) above, without any notice to Borrower or any other act by Administrative Agent or Lenders, the Delayed Draw Commitment and the obligations of Administrative Agent and Lenders with respect thereto shall thereupon terminate and all of the Obligations shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower and Borrower will pay the same.  If the maturity of the Loans shall be accelerated (under any provision of this Section 8.2 or otherwise) a premium equal to the Make-Whole Amount or Repayment Premium (in each case, determined as if the Loans were repaid at the time of such acceleration at the option of the Borrower pursuant to Section 2.5) shall become immediately due and payable, and Borrower will pay such premium, as compensation to the Lenders for the loss of their investment opportunity and not as a penalty, whether or not an Insolvency Event has commenced, and (if an Insolvency Event has commenced) without regard to whether such Insolvency Event is voluntary or involuntary, or whether payment occurs pursuant to a motion, plan of reorganization, or otherwise, and without regard to whether the Loans and other Obligations are satisfied or released by foreclosure (whether or not by power of judicial proceeding), deed in lieu of foreclosure or by any other means.  Without limiting the foregoing, any redemption, prepayment, repayment, or payment of the Obligations in or in connection with an Insolvency Event shall constitute an optional prepayment thereof under the terms of Section 2.5 and require the immediate payment of the Make-Whole Amount and Repayment Premium.

Section 8.3                                   [Reserved].

Section 8.4                                   Default Rate of Interest and Suspension of LIBOR Rate Options.

At the election of the Lead Lenders, after the occurrence of an Event of Default and for so long as it continues, any portion of the Loans and other Obligations that are overdue shall bear interest at rates that are two percent (2.0%) in excess of the rates otherwise payable under this Agreement.

Section 8.5                                   Setoff Rights.

During the continuance of any Event of Default, each Lender is hereby authorized by Borrower at any time or from time to time, with reasonably prompt subsequent notice to Borrower (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (i) balances held by such Lender or any of such Lender’s Affiliates at any of its offices for the account of Borrower or any of its Restricted Subsidiaries (regardless of whether such balances are then due to Borrower or its Restricted Subsidiaries), and (ii) other property at any time held or owing by such Lender to or for the credit or for the account of Borrower or any of its Restricted Subsidiaries, against and on account of any of the Obligations; except that no Lender shall exercise any such right without the prior written consent of Administrative Agent.  Any Lender exercising a right to set off shall purchase for cash (and the other Lenders shall sell) interests in each of such other Lender’s Pro Rata Share of the Obligations as would be necessary to cause all Lenders to share the amount so set off with each other Lender in accordance with their respective Pro Rata Share of the Obligations.  Borrower agrees, to the fullest extent permitted by Law, that any Lender or any of such Lender’s Affiliates may exercise its right to set off with respect to the Obligations as provided in this Section 8.5.  In the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.

Section 8.6                                   Application of Proceeds.

(a)                                 As to Borrower.  Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Administrative Agent from or on behalf of Borrower or any guarantor of all or any part of the Obligations, and, as between Borrower on the one hand and Administrative Agent and Lenders on the other, Administrative Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Administrative Agent may deem advisable notwithstanding any previous application by Administrative Agent.

(b)                                 After Event of Default.  Following the occurrence and continuance of an Event of Default, Administrative Agent shall apply any and all payments received by Administrative Agent in respect of the Obligations, and any and all proceeds of Collateral received by Administrative Agent, in the following order: first, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to Administrative Agent with respect to this Agreement, the other Financing Documents or the Collateral, second, to all fees, costs, indemnities and expenses incurred by or owing to any Lender with respect to this Agreement, the other Financing Documents or the Collateral, third, to accrued and unpaid interest on the Obligations, fourth, to the principal amount of the Obligations outstanding, and fifth, to any other indebtedness or obligations of Borrower owing to Administrative Agent or any Lender under the Financing Documents.

(c)                                  [Reserved].

(d)                                 Residuary.  Any balance remaining after giving effect to the applications set forth in this Section 8.6 shall be delivered to Borrower or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct.  In carrying out any of the applications set forth in this Section 8.6, amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category.

(e)                                  Excluded Swap Obligations.  Notwithstanding anything to the contrary in this Section, to the extent that any Excluded Swap Obligations exist with respect to any Guarantor, monies or property received from such Guarantor or from the proceeds of any Collateral provided by such Guarantor may not be shared with the Eligible Secured Swap Counterparties to the extent that doing so would violate the Commodity Exchange Act (but to the maximum extent allowed under applicable law the amounts received or recovered from the other Credit Parties will instead be allocated to the Eligible Secured Swap Counterparties as necessary to achieve the overall ratable applications of monies and property intended by this Section but for this Subsection).

ARTICLE 9
EXPENSES AND INDEMNITY

Section 9.1                                   Expenses.

Borrower hereby agrees to promptly pay (i) (x) all reasonable and invoiced out-of-pocket costs and expenses of Administrative Agent and the Lead Lenders (with respect to counsel, limited to fees, disbursements and other charges for one counsel to each of (x) the Administrative Agent and its respective Affiliates and (y) the Lenders; and if reasonably requested by the Administrative Agent or the Lead Lenders, special regulatory counsel to each of the Administrative Agent and the Lenders (taken as a whole) and one local counsel in any relevant jurisdiction to each of the Administrative Agent and the Lenders (taken as a whole)) in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and syndication of the transactions contemplated by the Financing Documents, (y) reasonable and invoiced out-of-pocket costs and expenses of Administrative Agent and the Lead Lenders (with respect to counsel, limited to fees, disbursements and other charges for one counsel to each of (x) the Administrative Agent and its respective Affiliates and (y) the Lenders; and if reasonably requested by the Administrative Agent or the Lead Lenders, special regulatory counsel to each of the Administrative Agent and the Lenders (taken as a whole) and one local counsel in any relevant jurisdiction to each of the Administrative Agent and the Lenders (taken as a whole)) in connection with the performance by Administrative Agent or the Lead Lenders of their rights and remedies under the Financing Documents and in connection with the continued administration of the Financing Documents including (A) any amendments, modifications, consents and waivers to and/or under any and all Financing Documents and (B) any periodic public record searches conducted by or at the request of Administrative Agent or the Lead Lenders (including, without limitation, title investigations, UCC searches, fixture filing searches, judgment, pending litigation and tax lien searches and searches of applicable corporate, limited liability, partnership and related records concerning the continued existence, organization and good standing of certain Persons), (ii) without limitation of the preceding clause (i), all reasonable and invoiced out-of-pocket costs and expenses of Administrative Agent and the Lead Lenders (with respect to counsel, limited to fees, disbursements and other charges for one counsel to each of (x) the Administrative Agent and its respective Affiliates and

(y) the Lenders; and if reasonably requested by the Administrative Agent or the Lead Lenders, special regulatory counsel to each of the Administrative Agent and the Lenders (taken as a whole) and one local counsel in any relevant jurisdiction to the Administrative Agent and the Lenders (taken as a whole)) in connection with the creation, perfection and maintenance of Liens pursuant to the Financing Documents, (iii) without limitation of the preceding clause (i), all reasonable and invoiced out-of-pocket costs and expenses of Administrative Agent and the Lead Lenders (with respect to counsel, limited to fees, disbursements and other charges for one counsel to each of (x) the Administrative Agent and its respective Affiliates and (y) the Lenders; and if reasonably requested by the Administrative Agent or the Lead Lenders, special regulatory counsel to each of the Administrative Agent and the Lenders (taken as a whole) and one local counsel in any relevant jurisdiction to each of the Administrative Agent and the lenders (taken as a whole)) in connection with protecting, storing, insuring, handling, maintaining or selling any Collateral, (iv) without limitation of the preceding clause (i), all reasonable and invoiced out-of-pocket costs and expenses of Administrative Agent and the Lead Lenders in connection with Administrative Agent’s or Lead Lenders’ reservation of funds in anticipation of the funding of the initial Loans to be made hereunder, provided that Borrower or any Affiliate has requested or consented to such reservation of funds and (v) all reasonable and invoiced out-of-pocket costs and expenses incurred by the Administrative Agent and the Lenders (with respect to counsel, limited to fees, disbursements and other charges for one counsel to each of (x) the Administrative Agent and its respective Affiliates and (y) the Lenders; and if reasonably requested by the Administrative Agent or the Lead Lenders, special regulatory counsel to each of the Administrative Agent and the Lenders (taken as a whole) and one local counsel in any relevant jurisdiction to each of the Administrative Agent and the Lenders (taken as a whole); and, solely in the case of an actual or perceived conflict of interest, one additional counsel for the Administrative Agent or Lender affected by such conflict) in connection with any claim, litigation, dispute, suit, investigation or proceeding relating to the Transactions, any Financing Document and in connection with any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all Financing Documents.

Section 9.2                                   Indemnity.

Borrower hereby agrees to indemnify, pay and hold harmless Administrative Agent, Lenders and their respective Affiliates and the officers, directors, employees, trustees, agents, investment advisors, collateral managers, servicers, and counsel of Administrative Agent, Lenders and their respective Affiliates (collectively called the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitee) in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of a Credit Party, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Administrative Agent or Lenders) asserting any right to payment for the transactions contemplated hereby, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby or by the other Financing Documents (including (i)(A) as a direct or indirect result of the presence on or under, or escape, seepage, leakage, spillage, discharge, emission or release from, any property now or previously owned, leased or operated by Borrower, any other Credit Party or any other Person of any Hazardous Materials or any Hazardous Materials Contamination, (B) arising out of or relating to the offsite disposal of any materials generated or present on any such property or (C) arising out of or resulting from the environmental condition of any such property or the applicability of any governmental requirements relating to Hazardous Materials, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of Borrower or any other Credit Party, (ii) the Transactions and (iii) proposed and actual extensions of credit under this Agreement) and the use or intended use of the proceeds of the Loans; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, losses, damages, claims or out-of-pocket expenses resulted from the gross negligence or willful misconduct of such Indemnitee or of any of its Related Indemnified Persons (as determined by a final non-appealable judgment of a court of competent jurisdiction).  To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them.  For purposes of this paragraph, “Related Indemnified Person” shall mean, with respect to an Indemnitee, (1) any controlling Person or controlled Affiliate of such Indemnitee, (2) the respective directors, officers, or employees of such Indemnitee or any of its controlling Persons or controlled Affiliates and (3) the respective trustees, agents, investment advisors, collateral managers, servicers and counsel of such Indemnitee or any of its controlling Persons or controlled Affiliates.

ARTICLE 10
ADMINISTRATIVE AGENT

Section 10.1                            Appointment and Authorization.

Each Lender hereby irrevocably appoints and authorizes Administrative Agent to enter into each of the Financing Documents to which it is a party (other than this Agreement) on its behalf and to take such actions as Administrative Agent on its behalf and to exercise such powers under the Financing Documents as are delegated to Administrative Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.  Subject to the terms of Section 11.5 and to the terms of the other Financing Documents, Administrative Agent and the Lead Lenders are authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Financing Documents on behalf of Lenders.  Other than to the extent set forth in Section 10.12, the provisions of this Article 10 are solely for the benefit of Administrative Agent and Lenders and neither Borrower nor any other Credit Party shall have any rights as a third party beneficiary of any of the provisions hereof.  In performing its functions and duties under this Agreement, Administrative Agent shall act solely as a non-fiduciary agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency, fiduciary or trust with or for the Lenders, Borrower or any other Credit Party.  Subject to the provisions of this Article X, including but not limited to Section 10.5 and Section 10.7, the Administrative Agent hereby agrees to act on the instructions of the Lead Lenders, the Required Lenders or all the Lenders, as the context requires herein and the other Financing Documents, and/or upon the express conditions contained herein and the other Financing Documents, as applicable.  Administrative Agent may perform any of its duties hereunder, or under the Financing Documents, by or through its own agents or employees.  Administrative Agent is authorized to appoint co-agents or sub-agents to act for it in connection with any right or power under the Financing Documents as are delegated to Administrative Agent by the terms thereof in respect of any jurisdiction or any Collateral, and all provision hereof benefiting Administrative Agent shall benefit such co-agents and sub-agents, including provisions regarding indemnification.

Section 10.2                            Administrative Agent and Affiliates.

Administrative Agent shall have the same rights and powers under the Financing Documents as any other Lender and may exercise or refrain from exercising the same as though it were not Administrative Agent, and Administrative Agent and its Affiliates may lend money to, invest in and generally engage in any kind of business with each Credit Party or Affiliate of any Credit Party as if it were not Administrative Agent hereunder and without any duty to account therefor to the Lenders.

Section 10.3                            Action by Administrative Agent.

The duties of Administrative Agent shall be mechanical and administrative in nature.  Nothing in this Agreement or any of the Financing Documents is intended to or shall be construed to impose upon Administrative Agent any obligations in respect of this Agreement or any of the Financing Documents except as expressly set forth herein or therein.  Without limiting the generality of the foregoing, the Administrative Agent shall not:

(a)                                 be subject to any implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(b)                                 have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Financing Documents that Administrative Agent is required to exercise as directed in writing by the Lead Lenders or Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Financing Documents); provided that Administrative Agent shall not be required to take any action that, in its judgment or the judgment of its counsel, may expose Administrative Agent to liability or that is contrary to any Financing Document or applicable Requirements of Law; and

(c)                                  except as expressly set forth herein and in the other Financing Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by the person serving as Administrative Agent or any of its Affiliates in any capacity.

Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead, such term us used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.  Each party to this Agreement acknowledges and agrees that the Administrative Agent and the Lead Lenders or the Required Lenders may use an outside service provider for the tracking of all UCC financing statements or similar statements under the laws of any other jurisdiction required to be filed pursuant to the Financing Documents and notification to the Administrative Agent, the Lead Lenders or the Required Lenders, as the case may be, of, among other things, the upcoming lapse or expiration thereof.

Section 10.4                            Consultation with Experts; Delegation of Duties.

In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received written notice to the contrary from such Lender prior to the making of such Loan.  Administrative Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.  Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Financing Document by or through, or delegate any and all such rights and powers to, any one or more sub-agents appointed by Administrative Agent.  Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

Administrative Agent shall not incur any liability for any action or inaction taken by a subagent so long as such subagent is appointed with due care.

Section 10.5                            Liability of Administrative Agent.

Neither Administrative Agent, any Lead Arranger nor any of their respective directors, officers, agents or employees shall be liable to any Lender for any action taken or not taken by it in connection with the Financing Documents, except that Administrative Agent shall be liable with respect to its specific duties set forth hereunder, but only to the extent of its own gross negligence or willful misconduct in the discharge thereof as determined by a final non-appealable judgment of a court of competent jurisdiction.  Neither Administrative Agent, any Lead Lender nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any Financing Document or any borrowing hereunder, (ii) the performance or observance of any of the covenants or agreements specified in any Financing Document, (iii) the satisfaction of any condition specified in any Financing Document, (iv) the validity, effectiveness, sufficiency or genuineness of any Financing Document, any Lien purported to be created or perfected thereby or any other instrument or writing furnished in connection therewith, (v) the existence or non-existence of any Default or Event of Default; (vi) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, or (vii) the financial condition of any Credit Party.  Neither Administrative Agent nor any Lead Lender shall incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile or electronic transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.  Administrative Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).  In addition, Administrative Agent shall not be liable for any action taken or not taken by it (x) with the consent or at the request of the Lead Lenders or Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 11.5), or (y) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment.

Section 10.6                            Indemnification.

Each Lender shall, in accordance with its Pro Rata Share, indemnify Administrative Agent and Lead Lender (to the extent not reimbursed by Borrower) upon demand against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from Administrative Agent’s or Lead Lender’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction) that Administrative Agent may suffer or incur in connection with the Financing Documents or any action taken or omitted by Administrative Agent hereunder or thereunder.  If any indemnity furnished to Administrative Agent or Lead Lender for any purpose shall, in the opinion of Administrative Agent, be insufficient or become impaired, Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against even if so directed by Lead Lenders until such additional indemnity is furnished.

Section 10.7                            Right to Request and Act on Instructions.

Administrative Agent and the Lead Lenders may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Financing Documents Administrative Agent is permitted or desires to take or to grant, and if such instructions are promptly requested, Administrative Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Financing Documents until it shall have received such instructions from Lead Lenders or all or such other portion of Lenders as shall be prescribed by this Agreement.  Without limiting the foregoing, no Lender shall have any right of action whatsoever against Administrative Agent or Lead Lender as a result of Administrative Agent or Lead Lender, as applicable, acting or refraining from acting under this Agreement or any of the other Financing Documents in accordance with the instructions of Lead Lenders (or all or such other portion of Lenders as shall be prescribed by this Agreement) and, notwithstanding the instructions of Lead Lenders (or such other applicable portion of Lenders), Administrative Agent shall have no obligation to take any action if it believes, in good faith, that such action would violate applicable Law or exposes Administrative Agent to any liability for which it has not received satisfactory indemnification in accordance with the provisions of Section 10.6, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law.

Section 10.8                            Credit Decision.

Each Lender acknowledges that it has, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Financing Documents.  Notwithstanding anything herein to the contrary, each Lender also acknowledges that the Lien and security interest granted to the Administrative Agent pursuant to the Security Documents and the exercise of any right or remedy by the Administrative Agent thereunder are subject to the provisions of the Intercreditor Agreements. In the event of any conflict between the terms of the Intercreditor Agreements and the Security Documents, the terms of the Intercreditor Agreements shall govern and control.

Section 10.9                            Collateral Matters.

(a)                                 Lenders irrevocably authorize Administrative Agent, at its option and in its discretion, to (i) release any Lien granted to or held by Administrative Agent under any Security Document (A) upon termination of the Delayed Draw Commitment and payment in full of all

Obligations or (B) constituting property sold or disposed of as part of or in connection with any disposition permitted under any Financing Document (it being understood and agreed that Administrative Agent may conclusively rely without further inquiry on a certificate of a Responsible Officer as to the sale or other disposition of property being made in full compliance with the provisions of the Financing Documents), (ii) release or subordinate any Lien granted to or held by Administrative Agent under any Security Document constituting property described in Section 5.2(d) (it being understood and agreed that Administrative Agent may conclusively rely without further inquiry on a certificate of a Responsible Officer as to the identification of any property described in Section 5.2(d)), and (iii) the Guaranty shall be terminated (and any Lenders Lien on the assets of such Guarantor and the Equity Interests in such Guarantor shall be terminated) as to any Guarantor at such time as such Guarantor shall have been designated an Unrestricted Subsidiary pursuant to the Financing Documents or such Guarantor shall be sold, merged, consolidated, dissolved or liquidated in accordance with this Agreement.  Upon request by Administrative Agent at any time, Lenders will confirm Administrative Agent’s authority to release and/or subordinate particular types or items of Collateral pursuant to this Section 10.9. Each Lender acknowledges that it has received a copy of the Intercreditor Agreements, authorizes the Administrative Agent to enter into the same, and agrees to be bound by its terms.

(b)                                 The Administrative Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the security interest, mortgage or liens granted to Administrative Agent upon any Collateral to the extent set forth above; provided, that (i) Administrative Agent shall not be required to execute any such document on terms which, in Administrative Agent’s opinion, would expose Administrative Agent to liability or create any obligations or entail any consequence other than the release of such security interest, mortgage or liens without recourse or warranty and (ii) other than in connection with the payment in full of all Obligations (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted) and termination of this Agreement, such release shall not in any manner discharge, affect or impair the Obligations or any security interest in, or mortgage or lien upon (or obligations of a Credit Party in respect of) the Collateral retained by any Credit Party.

(c)                                  The Administrative Agent shall have no obligation whatsoever to any Lender or any other person to investigate, confirm or assure that the Collateral exists or is owned by any Credit Party or is cared for, protected or insured or has been encumbered, or that any particular items of Collateral meet the eligibility criteria applicable in respect of the Loans hereunder, or that the liens and security interests granted to the Administrative Agent pursuant hereto or any of the Financing Documents or otherwise have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Administrative Agent in this Agreement or in any of the other Financing Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, subject to the other terms and conditions contained herein, the Administrative Agent shall have no duty or liability whatsoever to                 any other Lender.

Section 10.10                     Agency for Perfection.

Administrative Agent and each Lender hereby appoint each other Lender as agent for the purpose of perfecting Administrative Agent’s security interest in assets which, in accordance with the Uniform Commercial Code in any applicable jurisdiction, can be perfected by possession or control.  Should any Lender (other than Administrative Agent) obtain possession or control of any such assets, such Lender shall notify Administrative Agent thereof, and, promptly upon Administrative Agent’s request therefor, shall deliver such assets to Administrative Agent or in accordance with Administrative Agent’s instructions or transfer control to Administrative Agent in accordance with Administrative Agent’s instructions.  Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any Collateral for the Loans unless instructed to do so by Administrative Agent (or consented to by Administrative Agent, as provided in Section 8.5), it being understood and agreed that such rights and remedies may be exercised only by Administrative Agent. The Lenders hereby acknowledge and agree that the Administrative Agent may act, subject to and in accordance with the terms of the Intercreditor Agreements, as the collateral agent for the Lenders.

Section 10.11                     Notice of Default.

Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Administrative Agent for the account of Lenders, unless Administrative Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  Administrative Agent will notify each Lender of its receipt of any such notice.  Administrative Agent shall take such action with respect to such Default or Event of Default as may be requested by Lead Lenders, or Lead Lenders (or all or such other portion of Lenders as shall be prescribed by this Agreement) in accordance with the terms hereof.  Unless and until Administrative Agent has received any such request, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interests of Lenders.

Section 10.12                     Successor Administrative Agent.

Administrative Agent may at any time give notice of its resignation to Lenders and Borrower.  Upon receipt of any such notice of resignation, Lead Lenders shall have the right, in consultation with Borrower (so long as no Event of Default exists), to appoint a successor Administrative Agent.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder and notice of such acceptance to the retiring Administrative Agent, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, the retiring Administrative Agent’s resignation shall become immediately effective and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder and under the other Financing Documents (if such resignation was not already effective and such duties and obligations not already discharged, as provided below in this paragraph).  Until such time as the Lead Lenders appoint a successor Administrative Agent as provided for above in this Section 10.12, all payments, communications and determinations required to be made by, to or through Administrative Agent shall instead be made by or to each Lender directly.  The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor.  If no such successor shall have been so appointed by Lead Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of Lenders (but without any obligation) appoint a successor Administrative Agent.  From and following the expiration of such thirty (30) day period, Administrative Agent shall have the exclusive right, upon one (1) Business Days’ notice to Borrower and Lenders, to make its resignation effective immediately.  From and following the effectiveness of such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Financing Documents and (ii) all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender directly, until such time as Lead Lenders appoint a successor Administrative Agent as provided for above in this paragraph.  The provisions of this Agreement shall continue in effect for the benefit of any retiring Administrative Agent and its sub-agents after the effectiveness of its resignation hereunder and under the other Financing Documents in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting or was continuing to act as Administrative Agent. Any successor Administrative Agent shall provide the applicable documentation described in Section 2.13(f)(iii) to the Borrower on or prior to the date on which it becomes an Administrative Agent hereunder.

Section 10.13                     Disbursements of Loans; Payment and Sharing of Payment.

(a)                                 Loan Advances, Payments and Settlements; Interest and Fee Payments.

(i)                                     Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m. (Central time) on the day prior to the date of a proposed borrowing of Loans, that such Lender will not make available the amount that would constitute its Applicable Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount.  Each Lender shall reimburse Administrative Agent on demand, in accordance with the provisions of the immediately following paragraph, for all funds disbursed on its behalf by Administrative Agent pursuant to the first sentence of this clause (i), or if Administrative Agent so requests, each Lender will remit to Administrative Agent its Pro Rata Share of any Loan before Administrative Agent disburses the same to Borrower.  If Administrative Agent elects to require that each Lender make funds available to Administrative Agent, prior to a disbursement by Administrative Agent to Borrower, Administrative Agent shall advise each Lender by telephone, facsimile or e-mail of the amount of such Lender’s Pro Rata Share of the Loan requested by Borrower no later than noon (Central time) on the date of funding of such Loan, and each such Lender shall pay Administrative Agent on such date such Lender’s Pro Rata Share of such requested Loan, in same day funds, by wire transfer to the Payment Account, or such other account as may be identified by Administrative Agent to Lenders from time to time.  If any Lender fails to pay the amount of its Pro Rata Share within one (1) Business Day after Administrative Agent’s demand, Administrative Agent shall promptly notify Borrower, and Borrower shall immediately repay such amount to Administrative Agent.  Any repayment required by Borrower pursuant to this Section 10.13 shall be accompanied by accrued interest thereon from and including the date such amount is made available to Borrower to but excluding the date of payment at the LIBOR Rate then applicable to Loans.  Nothing in this Section 10.13 or elsewhere in this Agreement or the other Financing Documents shall be deemed to require Administrative Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that Administrative Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

(ii)                                  On the Closing Date, Administrative Agent, on behalf of Lenders, may elect to advance to Borrower the full amount of the initial Loans to be made on the Closing Date prior to receiving funds from Lenders, in reliance upon each Lender’s commitment to make its Pro Rata Share of such Loans to Borrower in a timely manner on such date.  If Administrative Agent elects to advance the initial Loans to Borrower in such manner, Administrative Agent shall be entitled to receive all interest that accrues on the Closing Date on each Lender’s Pro Rata Share of such Loans unless Administrative Agent receives such Lender’s Pro Rata Share of such Loans by 3:00 p.m. (Central time) on the Closing Date.

(iii)                               The provisions of this Section 10.13(a) shall be deemed to be binding upon Administrative Agent and Lenders notwithstanding the occurrence of any Default or Event of Default, or any insolvency or bankruptcy proceeding pertaining to Borrower or any other Credit Party.

(b)                                 [reserved].

(c)                                  Return of Payments.

(i)                                     If Administrative Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Administrative Agent from Borrower and such related payment is not received by Administrative Agent, then Administrative Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind, together with interest accruing on a daily basis at the Federal Funds Rate.

(ii)                                  If Administrative Agent determines at any time that any amount received by Administrative Agent under this Agreement must be returned to Borrower or paid to any other Person pursuant to any insolvency Law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Financing Document, Administrative Agent will not be required to distribute any portion thereof to any Lender.  In addition, each Lender will repay to Administrative Agent on demand any portion of such amount that Administrative Agent has distributed to such Lender, together with interest at such rate, if any, as Administrative Agent is required to pay to Borrower or such other Person, without setoff, counterclaim or deduction of any kind.

(d)                                 Defaulting Lenders.  The failure of any Defaulting Lender to make any Delayed Draw Term Loan or any payment required by it hereunder shall not relieve any other Lender of its obligations to make such Delayed Draw Term Loan or payment, but neither any other Lender nor Administrative Agent shall be responsible for the failure of any Defaulting Lender to make a Delayed Draw Term Loan or make any other payment required hereunder.  Notwithstanding anything set forth herein to the contrary, a Defaulting Lender shall not have any voting or consent rights under or with respect to any Financing Document or constitute a “Lender” (or be included in the calculation of “Lead Lenders” or “Required Lenders” hereunder) for any voting or consent rights under or with respect to any Financing Document except that neither the Delayed Draw Commitment Amount of such Lender may be increased or extended without the consent of such Lender.

(e)                                  Sharing of Payments.  If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than the application of funds arising from the existence of a Defaulting Lender or pursuant to the terms of Section 2.7(e)(v) or Section 2.14) in excess of its pro rata share of payments entitled pursuant to the other provisions of this Section 10.13, such Lender shall purchase from the other Lenders such participations in extensions of credit made by such other Lenders (without recourse, representation or warranty) as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter required to be returned or otherwise recovered from such purchasing Lender, such portion of such purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such return or recovery, without interest.  Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this clause (e) may, to the fullest extent permitted by Law, exercise all its rights of payment (including pursuant to Section 8.5) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.  If under any applicable bankruptcy, insolvency or other similar Law, any Lender receives a secured claim in lieu of a setoff to which this clause (e) applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of Lenders entitled under this clause (e) to share in the benefits of any recovery on such secured claim.

Section 10.14                     Right to Perform, Preserve and Protect.

If any Credit Party fails to perform any obligation hereunder or under any other Financing Document, Administrative Agent itself may, but shall not be obligated to, cause such obligation to be performed at Borrower’s expense.  Administrative Agent is further authorized by Borrower and Lenders to make expenditures from time to time which Administrative Agent, in its reasonable business judgment, deems necessary or desirable to (i) preserve or protect the business conducted by Borrower, the Collateral, or any portion thereof and/or (ii) enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations.  Borrower hereby agrees to reimburse Administrative Agent on demand for any and all costs, liabilities and obligations incurred by Administrative Agent pursuant to this Section 10.13.  Each Lender hereby agrees to indemnify Administrative Agent upon demand for any and all costs, liabilities and obligations incurred by Administrative Agent pursuant to this Section 10.14, in accordance with the provisions of Section 10.6.

Section 10.15                     Additional Titled Agents.

Except for rights and powers, if any, expressly reserved under this Agreement to any bookrunner, arranger or to any titled agent named on the cover page of this Agreement, other than Administrative Agent (collectively, the “Additional Titled Agents”), and except for obligations, liabilities, duties and responsibilities, if any, expressly assumed under this Agreement by any Additional Titled Agent, no Additional Titled Agent, in such capacity, has any rights, powers, liabilities, duties or responsibilities hereunder or under any of the other Financing Documents.  Without limiting the foregoing, no Additional Titled Agent shall have nor be deemed to have a fiduciary relationship with any Lender.  At any time that any Lender serving (or whose Affiliate is serving) as an Additional Titled Agent shall have transferred to any other Person (other than any Affiliates) all of its interests in the Loans and in the Delayed Draw Commitment, such Person shall be deemed to have concurrently resigned as such Additional Titled Agent.

Section 10.16                     Administrative Agent May File Proof of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower or any Restricted Subsidiary, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise to:

(a)                                 file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Debt that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Article 9 allowed in such judicial proceeding; and

(b)                                 to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and their agents and counsel, and any other amounts due the Administrative Agent under Article 9.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Debt or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

ARTICLE 11
MISCELLANEOUS

Section 11.1                            Survival.

All agreements, representations and warranties made herein and in every other Financing Document shall survive the execution and delivery of this Agreement and the other Financing Documents and the other Financing Documents.  The provisions of Sections 2.13 and 2.14 and Articles 9, 10 and 11 shall survive the payment of the Obligations (both with respect to any Lender and all Lenders collectively) and any termination of this Agreement.

Section 11.2                            No Waivers.

No failure or delay by Administrative Agent or any Lender in exercising any right, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 11.3                            Notices.

(a)                                 All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, facsimile transmission, e mail, electronic submissions or similar writing) and shall be given to such party at its address, facsimile number or e mail address set forth on the signature pages hereof (or, in the case of any such Lender who becomes a Lender after the date hereof, in an Assignment Agreement or in a notice delivered to Borrower and Administrative Agent by the assignee Lender forthwith upon such assignment) or at such other address, facsimile number or e-mail address as such party may hereafter specify for the purpose by notice to Administrative Agent and Borrower; provided, that notices, requests or other communications shall be permitted by e mail or other electronic submissions only in accordance with the provisions of Section 11.3(c).  Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). Any party hereto may change its address or facsimile number for notices and other communications hereunder by written notice to Borrower and the Administrative Agent.

(b)                                 The Administrative Agent agrees that the receipt of the communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the communications have been posted to the Platform (as defined below) shall constitute effective delivery of the communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission.

(c)                                  Borrower hereby acknowledges that (a) the Administrative Agent may make available to the Lenders materials and/or information provided by or on behalf of Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”), (b) the Administrative Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications, and (c) certain of the Lenders may be “public-side” Lenders (i.e., Lenders, or representatives thereof, that do not wish to receive material nonpublic information with respect to Borrower or its securities) (each, a “Public Lender”).  Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC”, Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.12); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor”; and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor”.  Notwithstanding the foregoing, the following Borrower Materials shall be marked “PUBLIC”, unless Borrower notifies the Administrative Agent promptly (after being given a reasonable opportunity to review such Borrower Materials) that any such document contains material non-public information: (1) the Loan Documents and (2) notification of changes in the terms of the Loan Documents.

(d)                                 THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM.  IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY CREDIT PARTY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY CREDIT PARTY’S OR

THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 11.4                            Severability.

In case any provision of or obligation under this Agreement or any other Financing Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 11.5                            Amendments and Waivers.

(a)                                 General Provisions.  Except as set forth in Section 2.19, no provision of this Agreement or any other Financing Document may be amended, waived or otherwise modified unless such amendment, waiver or other modification is in writing and is signed or otherwise approved by Borrower and Lead Lenders (and, if the rights or duties of Administrative Agent are affected thereby, by Administrative Agent); provided that no such amendment, waiver or other modification shall, unless signed or otherwise approved in writing by all Lenders directly and adversely affected thereby, (A) reduce the principal of, rate of interest on or any fees with respect to any Loan or forgive any principal, interest or fees with respect to any Loan, (B) postpone the date fixed for, or waive, any payment (other than a payment pursuant to Section 2.3(b), (c) or (g)) of principal of or interest on any Loan or any fees hereunder or postpone the date of termination of the commitment of any Lender hereunder, (C) increase the Delayed Draw Commitment Amount of a Lender (or reinstate any Delayed Draw Commitment Amount of a Lender terminated pursuant to Section 8.2), (D) change the definition of either or both terms Lead Lenders and Lead Lenders or the percentage of Lenders which shall be required for Lenders to take any action hereunder, (E) release all or substantially all of the Collateral or release all or substantially all of the value of the Guarantees, except, in each case with respect to this clause (E), as otherwise may be provided in this Agreement or the other Financing Documents (including in connection with any disposition permitted hereunder), (F) amend, waive or otherwise modify this Section 11.5(a) or the definitions of the terms used in this Section 11.5(a) insofar as the definitions affect the substance of this Section 11.5(a); (G) reduce the required percentages of Mortgaged Properties pursuant to Section 4.10(d); or (H) consent to the assignment, delegation or other transfer by any Credit Party of any of its rights and obligations under any Financing Document or release Borrower of its payment obligations under any Financing Document, except, in each case with respect to this clause (G), pursuant to a merger or consolidation permitted pursuant to this Agreement.  It is hereby understood and agreed that all Lenders shall be deemed directly and adversely affected by an amendment, waiver or other modification of the type described in the preceding clauses (D), (E), (F), (G) and (H) of the preceding sentence.

(b)                                 Eligible Secured Swap Counterparty Consent Rights.  Without limitation of the provisions of the preceding clause (a), no waiver, amendment or other modification to this Agreement shall, unless signed by each Eligible Secured Swap Counterparty then in existence, modify the provisions of Section 8.6 in any manner adverse to the interests of each such Eligible Secured Swap Counterparty.

Section 11.6                            Assignments; Participations; Replacement of Lenders.

(a)                                 Assignments.

(i)                                     Any Lender may at any time assign to one or more Eligible Assignees all or any portion of such Lender’s Loans and interest in the Delayed Draw Commitment, together with all related obligations of such Lender hereunder.  Except as Administrative Agent may otherwise agree, the amount of any such assignment (determined as of the date of the applicable Assignment Agreement or, if a “Trade Date” is specified in such Assignment Agreement, as of such Trade Date) shall be in a minimum aggregate amount equal to $5,000,000 or, if less, the assignor’s entire interests in the Delayed Draw Commitment and outstanding Loans; provided, that, in connection with simultaneous assignments to two or more related Approved Funds, such Approved Funds shall be treated as one assignee for purposes of determining compliance with the minimum assignment size referred to above.  Borrower and Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned to an Eligible Assignee until Administrative Agent shall have received and accepted an effective Assignment Agreement executed, delivered and fully completed by the applicable parties thereto, such other information regarding such Eligible Assignee as Administrative Agent reasonably shall require and a processing fee of $3,500; provided, only one processing fee shall be payable in connection with simultaneous assignments to two or more related Approved Funds.

(ii)                                  From and after the date on which the conditions described above have been met, (A) such Eligible Assignee shall be deemed automatically to have become a party hereto and, to the extent of the interests assigned to such Eligible Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (B) the assigning Lender, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, shall be released from its rights and obligations hereunder (other than those that survive termination pursuant to Section 11.1), provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been Defaulting Lender.  Upon the request of the Eligible Assignee (and, as applicable, the assigning Lender) pursuant to an effective Assignment Agreement, Borrower shall execute and deliver to the Eligible Assignee (and, as applicable, the assigning Lender) Notes in the aggregate principal amount equal to the sum of (x) such Eligible Assignee’s Loans and (y) such Eligible Assignee’s Pro Rata Share of the Delayed Draw Commitment outstanding at the time of such execution (and, as applicable, Notes in the principal amount equal to the sum of (x) the Loans retained by the assigning Lender and (y) the assigning Lender’s retained Pro Rata Share of the Delayed Draw Commitment).  Upon receipt by the assigning Lender of such Note, the assigning Lender shall return to Borrower any prior Note held by it.

(iii)                               Administrative Agent, acting solely for this purpose as a non-fiduciary agent of Borrower, shall maintain at its offices a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of each Lender, and the commitments of, and principal amount (and stated interest) of the Loans owing to, such Lender pursuant to the terms hereof.  The entries in such register shall be conclusive, and Borrower, Administrative Agent and Lenders may treat each Person whose name is recorded therein pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  Such register shall be available for inspection by Borrower and any Lender, at any reasonable time upon reasonable prior notice to Administrative Agent.

(iv)                              Notwithstanding the foregoing provisions of this Section 11.6(a) or any other provision of this Agreement, any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(v)                                 Notwithstanding the foregoing provisions of this Section 11.6(a) or any other provision of this Agreement, Administrative Agent has the right, but not the obligation, to effectuate assignments of Loans and Delayed Draw Commitment Amounts via an electronic settlement system acceptable to Administrative Agent as designated in writing from time to time to Lenders by Administrative Agent (the “Settlement Service”).  At any time when Administrative Agent elects, in its sole discretion, to implement such Settlement Service, each such assignment shall be effected by the assigning Lender and proposed assignee pursuant to the procedures then in effect under the Settlement Service, which procedures shall be consistent with the other provisions of this Section 11.6(a).  Each assigning Lender and proposed Eligible Assignee shall comply with the requirements of the Settlement Service in connection with effecting any assignment of Loans and Delayed Draw Commitment Amounts pursuant to the Settlement Service.  With the prior approval of each of Administrative Agent and Borrower, as applicable, Administrative Agent’s and Borrower’s approval of such Eligible Assignee shall be deemed to have been automatically granted with respect to any transfer effected through the Settlement Service.  Assignments and assumptions of the Loans and Delayed Draw Commitment Amounts shall be effected by the provisions otherwise set forth herein until Administrative Agent notifies Lenders of the Settlement Service as set forth herein.

(vi)                              Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Delayed Draw Term Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Delayed Draw Term Loans in accordance with its Delayed Draw Commitment Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(b)                                 Participations.

Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell to one or more Persons participating interests in its Loans, commitments or other interests hereunder (any such Person, a “Participant”).  In the event of a sale by a Lender of a participating interest to a Participant, (i) such Lender’s obligations hereunder shall remain unchanged for all purposes, (ii) Borrower and Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations hereunder and (iii) all amounts payable by Borrower shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender.  No Participant shall have any direct or indirect voting rights hereunder except with respect to any event described in Section 11.5 expressly requiring the unanimous vote of all Lenders or, as applicable, all affected Lenders.  The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.7(e)(v) and 2.13 (subject to the requirements and limitations therein, including the requirements under Section 2.13(f) (it being understood that the documentation required under Section 2.13(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (a) of this Section; provided that such Participant (i) agrees to be subject to the provisions of Sections 2.7(e)(v), 2.13 and 11.6(c) as if it were an assignee under paragraph (a) of this Section and (ii) shall not be entitled to receive any greater payment under Sections 2.7(e)(v) and 2.13, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from an adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) by any Governmental Authority made subsequent to the date hereof that occurs after the Participant acquired the applicable participation. Borrower agrees that if amounts outstanding under this Agreement are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that such right of set-off shall be subject to the obligation of each Participant to share with Lenders, and Lenders agree to share with each Participant, as provided in Section 8.5.  Each Lender that sells a participation shall, acting solely for this purpose as an agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Financing Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Financing Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(c)                                  First Out, Second Out Tranches.  Borrower and Administrative Agent agree to execute and deliver amendments to this Agreement in form and substance reasonably satisfactory to Borrower (such approval not to be unreasonably withheld, delayed or conditioned) and Administrative Agent within fifteen (15) days of written request from the Lead Lenders if such amendments act only to change the priority or allocation of payments by Borrower among the Lenders hereunder (or among existing and new Lenders after giving effect to any permitted assignment under Section 11.6(a)). Notwithstanding the provisions of Section 11.5, each Lender agrees to execute and deliver such amendments within fifteen (15) days of written request from the Lead Lenders which do not change the priority or allocation of payments to such Lender.

(d)                                 Credit Party Assignments.

No Credit Party may assign, delegate or otherwise transfer any of its rights or other obligations hereunder or under any other Financing Document without the prior written consent of Administrative Agent and each Lender.

Section 11.7                            Headings.

Headings and captions used in the Financing Documents (including the Exhibits, Schedules and Annexes hereto and thereto) are included for convenience of reference only and shall not be given any substantive effect.

Section 11.8                            Confidentiality.

Administrative Agent and each Lender shall hold all non-public information regarding the Credit Parties and their respective businesses in accordance with such Person’s customary procedures for handling information of such nature, except that disclosure of such information may be made (i) to their respective agents, employees, Subsidiaries, Affiliates, attorneys, auditors, professional consultants, rating agencies, insurance industry associations and portfolio management services, (ii) to prospective transferees or purchasers of any interest in the Loans, and to prospective contractual counterparties (or the professional advisors thereto) in Swap Contracts permitted hereby, provided that any such Persons shall have agreed to be bound by the provisions of this Section 11.8, (iii) as required by Law, subpoena, judicial order or similar order and in connection with any litigation, (iv) as may be required in connection with the examination, audit or similar investigation of such Person and (v) to a Person that is a trustee, investment advisor, collateral manager, servicer, noteholder or secured party in a Securitization (as hereinafter defined) in connection with the administration, servicing and reporting on the assets serving as collateral for such Securitization. For the purposes of this Section, “Securitization” shall mean a public or private offering by a Lender or any of its Affiliates or their respective successors and assigns, of Capital Stock which represent an interest in, or which are collateralized, in whole or in party, by the Loans.  Confidential information shall not include information that either (A) is in the public domain, or becomes part of the public domain after disclosure to such Person through no fault of such Person, or (B) is disclosed to such Person by a Person other than a Credit Party, provided Administrative Agent does not have actual knowledge that such Person is prohibited from disclosing such information.  The obligations of Administrative Agent and Lenders under this Section 11.8 shall supersede and replace the obligations of Administrative Agent and Lenders under any confidentiality agreement in respect of this financing executed and delivered by Administrative Agent or any Lender prior to the date hereof.

Section 11.9                            Waiver of Consequential and Other Damages.

To the fullest extent permitted by applicable Law, Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Financing Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof.  No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Financing Documents or the transactions contemplated hereby or thereby.

Section 11.10                     Marshaling; Payments Set Aside.

Neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in payment of any or all of the Obligations.  To the extent that Borrower makes any payment or Administrative Agent enforces its Liens or Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such enforcement or set-off is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by anyone, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefore, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

Section 11.11                     GOVERNING LAW; SUBMISSION TO JURISDICTION.

EXCEPT AS OTHERWISE SET FORTH IN THE MORTGAGES, THIS AGREEMENT, EACH NOTE AND EACH OTHER FINANCING DOCUMENT, AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO ADMINISTRATIVE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS.  BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF

THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.  BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

Section 11.12                     WAIVER OF JURY TRIAL.

EACH OF BORROWER, ADMINISTRATIVE AGENT AND LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH OF BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH OF BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

Section 11.13                     Publication; Advertisement.

Each Lender and each Credit Party hereby authorizes the Arranger to publish the name of such Lender and Credit Party, the existence of the financing arrangements referenced under this Agreement, the primary purpose and/or structure of those arrangements, the amount of credit extended under each facility, the title and role of each party to this Agreement, and the total amount of the financing evidenced hereby in any “tombstone”, comparable advertisement or press release which the Arranger elects to submit for publication.  In addition, each Lender and each Credit Party agrees that the Arranger may provide lending industry trade organizations with information necessary and customary for inclusion in league table measurements after the Closing Date.  With respect to any of the foregoing, the Arranger shall provide Borrower with an opportunity to review and confer with the Arranger regarding the contents of any such tombstone, advertisement or information, as applicable, prior to its submission for publication and, following such review period, the Arranger may, from time to time, publish such information in any media form desired by the Arranger, until such time that Borrower shall have requested the Arranger cease any such further publication.

Section 11.14                     Counterparts; Integration.

This Agreement and the other Financing Documents may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile shall bind the parties hereto.  This Agreement and the other Financing Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

Section 11.15                     No Strict Construction.

The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

Section 11.16                     USA PATRIOT Act Notification.

Administrative Agent (for itself and not on behalf of any Lender) and each Lender hereby notifies Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record certain information and documentation that identifies Borrower, which information includes the name and address of Borrower and such other information that will allow Administrative Agent or such Lender, as applicable, to identify Borrower in accordance with the USA PATRIOT Act.

Section 11.17                     [Reserved].

Section 11.18                     Keepwell.

Borrower absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party that is not a Qualified ECP Credit Party to honor all of such other Credit Party’s obligations under any Financing Document in respect of Swap Obligations (provided that Borrower shall only be liable under this Section 11.18 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 11.18, or otherwise under this Agreement, as it relates to such other Credit Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of Borrower under this Section 11.18 shall remain in full force and effect for so long as this Agreement shall remain in effect. Borrower intends that this Section 11.18 constitute, and this Section 11.18 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WARREN RESOURCES, INC.

By:	/s/ Lance Peterson
	Name:	Lance Peterson
	Title:	Interim Chief Executive Officer

	Address:	1114 Avenue of the Americas
34th Floor
New York, NY 10036
Attention: Secretary and General Counsel

Facsimile number: (212) 697-9466
E-mail Address: ssomalya@warrenresources.com
Taxpayer Identification Number: 11-3024080

Borrower’s Account Designation:

JPMorgan Chase Bank
One Chase Plaza
New York, NY 10081
ABA No.: 021000021
Account No.: 459-1-517471
Account Name: Warren Resources, Inc.
489 Fifth Avenue, 32nd Floor
New York, NY 10017

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Joshua G. James
Name: Joshua G. James
Title: Vice President

Address for notices:

Wilmington Trust, N.A.
50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Attention: Meghan McCauley
Telephone: (612) 217-5647
Facsimile: (612) 217-5651
Email: MMcCauley@WilmingtonTrust.com

with a copy to:

Lindquist & Vennum LLP
4200 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
Attention: Mark C. Dietzen, Esq.
Telephone: (612) 371-2452
Facsimile: (612) 371-3207
Email: MDietzen@Lindquist.com

Payment Account:
Wilmington Trust, N.A.
Wilmington, DE
ABA No.: 031100092
Account No.: 112032-000
Account Name: Warren Resources, Inc. 2nd Lien

FS INVESTMENT CORPORATION

By:	GSO/Blackstone Debt Funds
Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Address for notices:

FS Investment Corporation
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Brad Marshall
Facsimile: (646) 455-4153
Email: brad.marshall@gsocap.com

with a copy to:

FS Investment Corporation
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Angelina Perkovic
Facsimile: (201) 244-3775
Email: 12012443775@tls.ldsprod.com

with a copy to:

FS Investment Corporation
c/o Franklin Square Capital Partners
2929 Arch Street, Suite 675
Philadelphia, PA 19104
Attention: Sean Coleman
Email: sean.coleman@franklinsquare.com

with a copy to:

Kirkland & Ellis LLP
600 Travis Street, Suite 2400
Houston, TX 77002
Attention: Lucas E. Spivey
Telephone: (713) 835-3640
Facsimile: (713) 835-3601
Email: lucas.spivey@kirkland.com

Signature Page to
Credit Agreement

FS INVESTMENT CORPORATION II

By:	GSO/Blackstone Debt Funds
Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Address for notices:

FS Investment Corporation II
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Brad Marshall
Facsimile: (646) 455-4153
Email: brad.marshall@gsocap.com

with a copy to:

FS Investment Corporation II
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Angelina Perkovic
Facsimile: (201) 244-3775
Email: 12012443775@tls.ldsprod.com

with a copy to:

FS Investment Corporation II
c/o Franklin Square Capital Partners
2929 Arch Street, Suite 675
Philadelphia, PA 19104
Attention: Sean Coleman
Email: sean.coleman@franklinsquare.com

with a copy to:

Kirkland & Ellis LLP
600 Travis Street, Suite 2400
Houston, TX 77002
Attention: Lucas E. Spivey
Telephone: (713) 835-3640
Facsimile: (713) 835-3601
Email: lucas.spivey@kirkland.com

Signature Page to
Credit Agreement

FS INVESTMENT CORPORATION III

By:	GSO/Blackstone Debt Funds
Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Address for notices:

FS Investment Corporation III
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Brad Marshall
Facsimile: (646) 455-4153
Email: brad.marshall@gsocap.com

with a copy to:

FS Investment Corporation III
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Angelina Perkovic
Facsimile: (201) 244-3775
Email: 12012443775@tls.ldsprod.com

with a copy to:

FS Investment Corporation III
c/o Franklin Square Capital Partners
2929 Arch Street, Suite 675
Philadelphia, PA 19104
Attention: Sean Coleman
Email: sean.coleman@franklinsquare.com

with a copy to:

Kirkland & Ellis LLP
600 Travis Street, Suite 2400
Houston, TX 77002
Attention: Lucas E. Spivey
Telephone: (713) 835-3640
Facsimile: (713) 835-3601
Email: lucas.spivey@kirkland.com

Signature Page to

Credit Agreement

FS ENERGY AND POWER FUND

By: GSO Capital Partners LP, as Sub-Adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Address for notices:

FS Energy and Power Fund
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Valerie Kristberg or Dwight Scott
Facsimile: (646) 455-4153
Email: valerie.kritsberg@gsocap.com or dwight.scott@gsocap.com with a copy to:

FS Energy and Power Fund
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Angelina Perkovic
Facsimile: (201) 812-7906
Email: 12018127906@tls.ldsprod.com

with a copy to:

FS Energy and Power Fund
c/o Franklin Square Capital Partners
2929 Arch Street, Suite 675
Philadelphia, PA 19104
Attention: Sean Coleman
Email: sean.coleman@franklinsquare.com

with a copy to:

Kirkland & Ellis LLP
600 Travis Street, Suite 2400
Houston, TX 77002
Attention: Lucas E. Spivey
Telephone: (713) 835-3640
Facsimile: (713) 835-3601
Email: lucas.spivey@kirkland.com

Signature Page to

Credit Agreement

COBBS CREEK LLC

By: FS Investment Corporation II, as Sole Member
By: GSO/Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Address for notices:

Cobbs Creek LLC
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Brad Marshall
Facsimile: (646) 455-4153
Email: brad.marshall@gsocap.com

with a copy to:

Cobbs Creek LLC
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Angelina Perkovic
Facsimile: (972) 499-4213
Email: 19724994213@tls.ldsprod.com

with a copy to:

Cobbs Creek LLC
c/o Franklin Square Capital Partners
201 Rouse Boulevard
Philadelphia, PA 19112
Attention: Sean Coleman
Email: sean.coleman@franklinsquare.com

with a copy to:

Kirkland & Ellis LLP
600 Travis Street, Suite 2400
Houston, TX 77002
Attention: Lucas E. Spivey
Telephone: (713) 835-3640
Facsimile: (713) 835-3601
Email: lucas.spivey@kirkland.com

Signature Page to

Credit Agreement

RACE STREET FUNDING LLC

By: FS Investment Corporation, as Sole Member
By: GSO/Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Address for notices:

Race Street Funding LLC
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Brad Marshall
Facsimile: (646) 455-4153
Email: brad.marshall@gsocap.com

with a copy to:

Race Street Funding LLC
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Angelina Perkovic
Facsimile: (972) 499-4213
Email: 19724994213@tls.ldsprod.com

with a copy to:

Race Street Funding LLC
c/o Franklin Square Capital Partners
201 Rouse Boulevard
Philadelphia, PA 19112
Attention: Sean Coleman
Email: sean.coleman@franklinsquare.com

with a copy to:

Kirkland & Ellis LLP
600 Travis Street, Suite 2400
Houston, TX 77002
Attention: Lucas E. Spivey
Telephone: (713) 835-3640
Facsimile: (713) 835-3601
Email: lucas.spivey@kirkland.com

Signature Page to

Credit Agreement

LEHIGH RIVER LLC

By: FS Investment Corporation II, as Sole Member
By: GSO/Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Address for notices:

Lehigh River LLC
c/o Virtus Group, LP
5400 Westheimer Court, Suite 760
Houston, TX 77056
Attention: Lisa Baltagi
Email: notices.lehighriver@virtusllc.com

with a copy to:

Lehigh River LLC
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Brad Marshall
Facsimile: (646) 455-4153
Email: brad.marshall@gsocap.com

with a copy to:

Lehigh River LLC
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Angelina Perkovic
Telephone: (212) 503-2146

with a copy to:

Kirkland & Ellis LLP
600 Travis Street, Suite 2400
Houston, TX 77002
Attention: Lucas E. Spivey
Telephone: (713) 835-3640
Facsimile: (713) 835-3601
Email: lucas.spivey@kirkland.com

Signature Page to

Credit Agreement

JUNIATA RIVER LLC

By: FS Investment Corporation II, as Sole Member
By: GSO/Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Address for notices:

Juniata River LLC
c/o Virtus Group, LP
5400 Westheimer Court, Suite 760
Houston, TX 77056
Attention: Trang Tran-Rojas
Email: notices.juniatariverllc@virtusllc.com

with a copy to:

Juniata River LLC
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Brad Marshall
Facsimile: (646) 455-4153
Email: brad.marshall@gsocap.com

with a copy to:

Juniata River LLC
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Angelina Perkovic
Telephone: (212) 503-2146

with a copy to:

Kirkland & Ellis LLP
600 Travis Street, Suite 2400
Houston, TX 77002
Attention: Lucas E. Spivey
Telephone: (713) 835-3640
Facsimile: (713) 835-3601
Email: lucas.spivey@kirkland.com

Signature Page to

Credit Agreement

GREEN CREEK LLC

By: FS Investment Corporation II, as Sole Member
By: GSO/Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Address for notices:

Green Creek LLC
c/o Virtus Group, LP
5400 Westheimer Court, Suite 760
Houston, TX 77056
Attention: Eric Axelson
Email: notices.greencreekllc@virtusllc.com

with a copy to:

Green Creek LLC
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Brad Marshall
Facsimile: (646) 455-4153
Email: brad.marshall@gsocap.com

with a copy to:

Green Creek LLC
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Angelina Perkovic
Telephone: (212) 503-2146
Email: 14697892695@tls.ldsprod.com

with a copy to:

Kirkland & Ellis LLP
600 Travis Street, Suite 2400
Houston, TX 77002
Attention: Lucas E. Spivey
Telephone: (713) 835-3640
Facsimile: (713) 835-3601
Email: lucas.spivey@kirkland.com

Signature Page to

Credit Agreement

JEFFERSON SQUARE FUNDING LLC

By: FS Investment Corporation III, as Sole Member
By: GSO/Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Address for notices:

Jefferson Square Funding LLC
c/o Virtus Partner LLP
5400 Westheimer Court, Suite 760
Houston, TX 77056
Attention: Virtus Partners LLC
Email: notices.jeffersonsquarefundingllc@virtusllc.com

with a copy to:

Jefferson Square Funding LLC
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Brad Marshall
Facsimile: (646) 455-4153
Email: brad.marshall@gsocap.com

with a copy to:

Jefferson Square Funding LLC
c/o GSO / Blackstone Debt Funds
Management LLC
345 Park Avenue, 31st Floor
New York, NY 10154
Attention: Angelina Perkovic
Telephone: (212) 503-2146
Email: 14697892695@tls.ldsprod.com

with a copy to:

Kirkland & Ellis LLP
600 Travis Street, Suite 2400
Houston, TX 77002
Attention: Lucas E. Spivey
Telephone: (713) 835-3640
Facsimile: (713) 835-3601
Email: lucas.spivey@kirkland.com

Signature Page to

Credit Agreement

Annex A

Commitment Annex
(as of the Closing Date)

Converted Term Loans

Conversion Lender	Conversion Value
Cobbs Creek LLC	$5,584,660.00
FS Energy and Power Fund	$26,364,475.00
FS Investment Corporation II	$8,573,537.50
FS Investment Corporation III	$5,964,200.00
Race Street Funding LLC	$677,750.00
TOTAL:	$47,164,622.50

New Term Loans

Lender	New Term Loan Commitment
Cobbs Creek LLC	$8,240,000.00
FS Energy and Power Fund	$96,425,492.17
FS Investment Corporation	$1,478,804.40
FS Investment Corporation II	$12,650,000.00
FS Investment Corporation III	$8,800,000.00
Green Creek LLC	$3,604,092.85
Jefferson Square Funding LLC	$13,013,479.00
Juniata River LLC	$11,842,019.38
Lehigh River LLC	$15,446,112.20
Race Street Funding LLC	$1,000,000.00
TOTAL:	$172,500,000.00

Delayed Draw Term Loans

Lender	Commitment	Delayed Draw Commitment Percentage
FS Energy and Power Fund	$16,769,651.00	55.90%
FS Investment Corporation	$431,096.00	1.44%
FS Investment Corporation II	$9,005,604.00	30.02%
FS Investment Corporation III	$3,793,649.00	12.65%
TOTAL:	$30,000,000.00	100.0%

Annex B

Closing Checklist

See Attached.

Exhibit A to Credit Agreement

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each](1) Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each](2) Assignee identified in item 2 below ([the][each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees](3) hereunder are several and not joint.](4)  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.                                      Assignor[s]:

(1)  For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is from multiple Assignors, choose the second bracketed language.

(2)  For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language.

(3)  Select as appropriate.

(4)  Include bracketed language if there are either multiple Assignors or multiple Assignees.

Exhibit A-1

[Assignor [is] [is not] a Defaulting Lender]

2.                                      Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.                                      Borrower:                                          Warren Resources, Inc.

4.                                      Administrative Agent: Wilmington Trust, National Association, as the administrative agent under the Credit Agreement

5.                                      Credit Agreement:  Credit Agreement, dated as of May 22, 2015, among Warren Resources, Inc. the Lenders from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent

6.                                      Assigned Interest:

Assignor[s](5)	Assignee[s](6)	Aggregate Amount of Commitment/Loans for all Lenders(7)	Amount of Commitment /Loans Assigned	Percentage Assigned of Commitment/ Loans(8)		CUSIP Number

		$	$		%
		$	$		%
		$	$		%

[7.                            Trade Date:                         ](9)

Effective Date:                                      , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

(5)  List each Assignor, as appropriate.

(6)  List each Assignee, as appropriate.

(7)  Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(8)  Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(9)  To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Exhibit A-2

[NAME OF ASSIGNOR]

By:

Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:

Title:

[Consented to and](10) Accepted:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as
Administrative Agent

By:
Title:

WARREN RESOURCES, INC.

By:
Title:

(10)  To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

Exhibit A-3

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.                                      Representations and Warranties.

1.1.                            Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Financing Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Financing Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Financing Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Financing Document.

1.2.                            Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Documents, and (ii) it will perform in accordance with their terms all of the

Exhibit A-4

obligations which by the terms of the Financing Documents are required to be performed by it as a Lender.

2.                                      Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.                                      General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit A-5

Exhibit B to Credit Agreement

COMPLIANCE CERTIFICATE

WARREN RESOURCES, INC.

Date:                     ,

This certificate is given by                                           , a Responsible Officer of Warren Resources, Inc. (“Borrower”), pursuant to Section 4.1(c) of that certain Credit Agreement dated as of May 22, 2015 among Borrower, Lenders from time to time party thereto and Wilmington Trust, National Association, as Administrative Agent for Lenders (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned Responsible Officer on behalf of Borrower hereby certifies to Administrative Agent and Lenders that:

(a)                                 the financial statements delivered with this certificate in accordance with Section 4.1(a) and/or 4.1(b) of the Credit Agreement fairly present in all material respects the results of operations and financial condition of Borrower and the Subsidiaries as of the dates and the accounting period covered by such financial statements;

(b)                                 I have reviewed the terms of the Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Borrower and the Subsidiaries during the accounting period covered by such financial statements;

(c)                                  such review has not disclosed the existence during or at the end of such accounting period, and I have no knowledge of the existence as of the date hereof, of any condition or event that constitutes a Default or an Event of Default, except as set forth in Schedule 1 hereto, which includes a description of the nature and period of existence of such Default or an Event of Default and what action Borrower has taken, is undertaking and proposes to take with respect thereto; and

(d)                                 Borrower is in compliance with the covenants contained in Article 6 of the Credit Agreement, as demonstrated by the calculation of such covenants below, except as set forth below.

Exhibit B-1

IN WITNESS WHEREOF, the undersigned officer has executed and delivered this certificate this          day of                       ,         .

WARREN RESOURCES, INC.

By
Name:
Title:	of Borrower

Exhibit B-2

CONSOLIDATED FIRST LIEN LEVERAGE RATIO
(Section 6.1)(11)

EBITDAX for the applicable measurement period (the “Defined Period”) is defined as follows:

The consolidated net income (or loss) for the Defined Period of Borrower and its Consolidated Subsidiaries (excluding the net income or loss of Unrestricted Subsidiaries) determined on a consolidated basis in accordance with GAAP, but excluding: (a) the income (or loss) of any Person (other than Subsidiaries of Borrower) in which Borrower or any of its Subsidiaries has an ownership interest unless received by Borrower or its Subsidiary in a cash distribution; and (b) the income (or loss) of any Person accrued prior to the date it became a Subsidiary of Borrower or is merged into or consolidated with Borrower.

$

Plus:	Interest expense, deducted (minus any interest income) in the determination of net income for the Defined Period

Any provision for (or less any benefit, including income tax credits, from) federal, state, local or other income and franchise taxes deducted in the determination of net income for the Defined Period

Amortization, depreciation and depletion of reserves deducted in the determination of net income for the Defined Period

Oil and gas asset impairment write downs deducted (minus any write ups included) in the determination of net income for the Defined Period

Lease impairment expenses included in the determination of net income during the Defined Period

Exploration expenses included in the determination of net income during the Defined Period

Losses (minus any gains) from Asset Dispositions included in the determination of net income for the Defined Period (excluding sales, expenses or losses related to current assets)

Other non-cash expenses deducted (minus any non-cash gains or income included) in the determination of net income for the Defined Period and for which no cash outlay (or cash receipt) is foreseeable prior to the Maturity Date (excluding (i) any such non-cash expenses that are not an extraordinary item to the extent that it represents an accrual or reserve for a potential

(11)  NTD: Calculation of EBITDAX to be discussed.

Exhibit B-3

cash expense in any future period or amortization of a prepaid cash expense that was paid in a prior period or (ii) any such non-cash gains which represent the reversal of any accrual of or cash reserve for, anticipated cash expenses in any prior period)

Expenses and fees deducted in the determination of net income and incurred during the Defined Period to consummate the transactions contemplated by the Financing Documents

Extraordinary losses (or minus any extraordinary gains) included in the determination of net income during the Defined Period, net of related tax effects

Exclusion of the non-cash effect of the early extinguishment of long term debt and stock option expense

Unrealized losses (minus unrealized gains) with respect to Swap Obligations in such period

EBITDAX (defined in a manner consistent with the foregoing) of any person or properties constituting a division or line of business of any business entity, division or line of business, in each case, acquired by the Borrower or any Subsidiary of the Borrower during such period shall be included on a pro forma basis for each quarter prior to the acquisition of such person or property included in such period

Minus:

EBITDAX (defined in a manner consistent with the foregoing) of any person or properties constituting a division or line of business of any business entity, division or line of business, in each case, disposed of by the Borrower or any Subsidiary of the Borrower during such period shall be deducted on a pro forma basis for each quarter prior to the disposition of such person or property included in such period

EBITDAX for the Defined Period	$

Consolidated First Lien Secured Debt	$

Consolidated First Lien Leverage Ratio of Consolidated First Lien Secured Debt to EBITDAX for the Defined Period	to 1.0

Maximum Allowed First Lien Leverage Ratio for the Defined Period	5.5/5.0 to 1.0

In Compliance	Yes/No

Exhibit B-4

Schedule 1 to
Compliance Certificate

[Borrower to list any existing Defaults or Events of Default, specifying the nature and period of existence of each, and the actions Borrower has taken, is undertaking and proposes to take in respect thereof.  If no Defaults and no Events of Default are then in existence, such schedule should read “None”.]

Exhibit B-5

Exhibit C to Credit Agreement

Notice of Borrowing

WARREN RESOURCES, INC.

Date:                        ,

This certificate is given by                                         , a Responsible Officer of Warren Resources, Inc. (“Borrower”), on behalf of Borrower pursuant to Section 2.2(a) of that certain Credit Agreement dated as of May 22, 2015 among Borrower, Lenders from time to time party thereto and Wilmington Trust, National Association, as Administrative Agent for Lenders (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time the “Credit Agreement”).  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned Responsible Officer hereby gives notice to Administrative Agent of Borrower’s request to:  [complete as appropriate]

(a)           on [    date    ] borrow $[                    ] of [Converted Term Loans][New Term Loans][Delayed Draw Term Loans], which [Converted Term Loans][New Term Loans][Delayed Draw Term Loans] shall be LIBOR Loans having an Interest Period of 3 months;

(b)           on [    date    ] continue $[                ]of the aggregate outstanding principal amount of the [              ] Loan, bearing interest at the LIBOR, as a LIBOR Loan having an Interest Period of 3 months.

The undersigned officer hereby certifies that except as set forth on Exhibit A hereto, both before and after giving effect to the request in item (a) above each of the conditions precedent set forth in Sections 7.2(c) and 7.2(d) have been satisfied.

IN WITNESS WHEREOF, the undersigned officer has executed and delivered this certificate this          day of                       ,         .

WARREN RESOURCES, INC.

By
Name
Title	of Borrower

Exhibit C-1

Exhibit D to Credit Agreement

[FORM OF SWAP INTERCREDITOR AGREEMENT]

Exhibit D-1

SWAP INTERCREDITOR AGREEMENT

THIS SWAP INTERCREDITOR AGREEMENT (this “Agreement”) is entered into as of May 22, 2015 by and among Warren Resources, Inc., a Maryland corporation (“Borrower”) the other subsidiaries of Borrower party as Guarantors under the Credit Agreement (collectively referred to as “Guarantors,” and together with Borrower, collectively referred to as “Credit Parties”), Cargill, Incorporated, acting through its Cargill Risk Management Business Unit (the “Initial Secured Swap Counterparty”), any other Person that hereafter becomes a party to this Agreement as a “Secured Swap Counterparty” pursuant to the Joinder Supplement, Wilmington Trust, National Association, as administrative agent for the Lenders under the Credit Agreement (in such capacity, “Administrative Agent”) and each other Person that from time to time becomes a party hereto in accordance with the terms of this Agreement.

RECITALS:

WHEREAS, pursuant to that certain Credit Agreement, dated as of May 22, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the various banks and other financial institutions and entities from time to time parties thereto (collectively referred to as “Lenders”) and Administrative Agent, Lenders have made Loans (as such term is defined in the Credit Agreement) to the Credit Parties;

WHEREAS, pursuant to (a) the Security Agreement, dated as of the date hereof (as the same may be amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Security Agreement”), (b) the other Collateral Documents (as defined in the Credit Agreement), Borrower and each Guarantor party thereto has granted a security interest on a First Lien basis in the Collateral to secure the Obligations;

WHEREAS, certain Credit Parties and Initial Secured Swap Counterparty have entered into that certain ISDA Master Agreement, dated as of May 22, 2015, including the schedules, exhibits and annexes related thereto, and have entered into or may enter into one or more transaction confirmations thereunder (collectively referred to as the “Initial ISDA”);

WHEREAS, Borrower and Guarantors may from time to time after the date hereof enter into additional Approved ISDAs to the extent permitted under the Credit Agreement and the other applicable Principal Agreements, in each case which may be secured on a First Lien basis by all or a portion of the Collateral pursuant to the terms of the Security Instruments;

WHEREAS, Borrower and Guarantors may from time to time after the date hereof enter into additional agreements evidencing indebtedness or other obligations to the extent permitted under the Credit Agreement and the other applicable Principal Agreements, in each case which may be secured on a First Lien basis by all or a portion of the Collateral pursuant to the terms of the Security Instruments;

WHEREAS, the Credit Agreement and the Initial ISDA provide, among other things, that the parties thereto shall enter into this Agreement to, among other things, define the rights,

duties, authorities and responsibilities of Administrative Agent and the respective rights and remedies among the Secured Parties with respect to the Collateral; and

WHEREAS, in order to induce the Secured Parties to enter into the transactions contemplated by the Principal Agreements, each of the parties hereto has agreed to the agency, intercreditor and other provisions set forth in this Agreement, and Administrative Agent (on behalf of Lenders), Secured Swap Counterparties and Credit Parties desire to enter into this Agreement to establish certain terms relating to the relative rights of the Lenders Parties and Secured Swap Counterparties with respect to the First Lien security for payment of the Credit Obligations owed by Credit Parties to Lenders and the Swap Obligations owed by Credit Parties to Secured Swap Counterparties.

AGREEMENTS:

In consideration of the premises, the mutual covenants and promises of this Agreement  and other consideration, the receipt and adequacy of which are hereby acknowledged, Credit Parties, Secured Swap Counterparties and Administrative Agent on behalf of the Lenders agree as follows.

Definitions.  The following terms shall have the meanings set forth below, and terms capitalized but not defined herein shall have the meaning set forth in the Credit Agreement, as in effect on the date hereof:

Accelerated Creditor means any Creditor that has delivered notice of a Triggering Event to Administrative Agent, and (i) declared an Early Termination Date under an Approved ISDA, or (ii) holds Loans that have matured (whether by acceleration or otherwise).

Administrative Agent is defined in the preamble.

Affiliate has the meaning assigned to such term in the Credit Agreement.

Agreement is defined in the preamble.

Approved ISDA means (a) the Initial ISDA, (b) any ISDA Master Agreement (including the confirmations, schedules, annexes and exhibits related thereto) executed and delivered in reliance upon the terms of Section 2(c), and (c) any other ISDA Master Agreement (including the confirmations, schedules, annexes and exhibits related thereto) between any Credit Party and any Secured Swap Counterparty that is approved by Administrative Agent and the Lead Lenders.

Bankruptcy Code Title 11 of the United States Code, entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

Borrower is defined in the preamble.

Business Day has the meaning assigned to such term in the Credit Agreement.

Collateral means the “Collateral” as defined in the Credit Agreement.

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Contractual Obligations as to any Person means any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

Credit Agreement is defined in the recitals to this Agreement.

Credit Obligations means the “Obligations” as defined in the Credit Agreement.

Creditors means, collectively, Lender Parties and Secured Swap Counterparties.

Cross-Default is defined in clause (c) of the definition of “Triggered Event.”

Debtor Relief Law has the meaning assigned to such term in the Credit Agreement.

Early Termination Event means, with respect to any Approved ISDA, the designation or occurrence of an “Early Termination Date” (as defined in such Approved ISDA) or the occurrence of any event of default (howsoever defined) under any Approved ISDA that results in the termination of one or more transactions under such Approved ISDA.

Eligible Secured Swap Counterparty has the meaning assigned to such term in the Credit Agreement.

Event of Default means (x) an “Event of Default” under and as defined in the Credit Agreement or (y) any Early Termination Event under any Approved ISDA with respect to which Borrower or any other Credit Party is the “Defaulting Party” or “Affected Party,” as the case may be.

Financing Documents means each document defined as a “Financing Document” in the Credit Agreement.

First Lien means a first priority Lien granted pursuant to the Security Instruments to Administrative Agent (for the benefit of all Secured Parties) on the Collateral to secure the Obligations.

Guarantors is defined in the preamble.

Indemnitee is defined in Section 8(d).

Initial ISDA is defined in the recitals to this Agreement.

Initial Secured Swap Counterparty is defined in the preamble.

Insolvency or Liquidation Proceeding means

(a)           any voluntary or involuntary case or proceeding under any Debtor Relief Law with respect to any Credit Party;

(b)           any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other

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similar case or proceeding with respect to any Credit Party or with respect to a material portion of their respective assets;

(c)           any liquidation, dissolution, reorganization or winding up of any Credit Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d)           any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Credit Party.

Interest Expense means for any period, all interest, commitment fees and letter of credit fees in respect of outstanding Obligations accrued, capitalized or payable during such period (whether or not actually paid during such period).

Joinder Supplement means a supplement to this Agreement in the form of Exhibit A, providing for a signatory thereto to become a Secured Swap Counterparty under this Agreement.

Lenders is defined in the recitals to this Agreement.

Lender Parties means Administrative Agent, Lenders and any other Lender of the Credit Obligations from time to time.

Lien has the meaning assigned to such term in the Credit Agreement.

Mortgages means collectively each mortgage, deed of trust and other document or instrument under which any Lien on real property owned or leased by any Credit Party is granted by a Credit Party to secure any Obligations or under which rights or remedies with respect to any such Liens are governed, including the “Mortgages” (as defined in the Credit Agreement).

Initial ISDA is defined in the recitals to this Agreement.

Notice Lender means any Lender that, together with its Affiliates that also hold a portion (but an equal or lessor portion) of the Loans, holds a sufficient amount to meet the test to be Required Lenders under the Credit Agreement.

Notice of Default means (a) any written notice delivered under the Credit Agreement declaring that a Default or an Event of Default (as defined therein) exists and demanding cure thereof, or giving notice of intent to accelerate the Loans in connection therewith, or giving notice that such acceleration has occurred, and (b) any written notice delivered under an Approved ISDA declaring that an Event of Default, a Potential Event of Default, a Termination Event, or an event that would, with notice or passage of time, become a Termination Event (as such terms are defined in such Approved ISDA) exists and demanding cure thereof, or giving notice of intent to designate an Early Termination Date under such Approved ISDA in connection therewith, or giving notice that such an Early Termination Date has occurred.

Obligations means collectively all Credit Obligations and all Swap Obligations, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising.  Without limiting the generality of the foregoing,

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the Obligations shall include interest accruing at the then applicable rate provided in the applicable Principal Agreement after the maturity of the relevant Obligations and any Post-Petition Interest.

Ordinary Course Settlement Payments means all regularly scheduled payments due under any Approved ISDA calculated in accordance with the terms of such Approved ISDA, including any Interest Expense due and payable by any Credit Party in connection with any such regularly scheduled payments, but excluding any “Termination Payments” due and payable under any Approved ISDA.

Post-Petition Interest means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable in any such Insolvency or Liquidation Proceeding.

Principal Agreements means, collectively, the Financing Documents and the Swap Documents.

Proceeds from Enforcement means any and all proceeds received by Administrative Agent or any Creditor from any sale, exchange, destruction, condemnation, foreclosure or liquidation of any of the Collateral under any Debtor Relief Law or pursuant to enforcement of remedies in the Security Instruments or from any other disposition by Administrative Agent or any Creditor of any of the Collateral; provided, however, that, unless a Triggering Event has occurred, such term will not include payments made out of the proceeds from sales of inventory in the ordinary course of a Credit Party’s business included in, produced from or attributable to the Collateral or to Ordinary Course Settlement Payments.

Property means an interest in any kind of property or assets, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

Ratably or Ratable means, with respect to each Creditor at any time, a fraction whose numerator is the amount of Credit Obligations and Swap Obligations owing to such Creditor at such time and whose denominator is the Total Obligations owing to all Creditors at such time.

Requirements of Law has the meaning assigned to such term in the Credit Agreement.

Right or Rights means rights, remedies, powers, privileges and benefits.

Refinance means, in respect of any Indebtedness, (a) such Indebtedness (in whole or in part) as extended, renewed, defeased, refinanced, replaced, refunded or repaid and (b) any other Indebtedness issued in exchange or replacement for or to refinance such Indebtedness, in whole or in part, whether with the same or different Lenders, arrangers and/or agents and whether with a larger or smaller aggregate principal amount and/or a longer or shorter maturity, in each case to the extent permitted (if addressed therein, or, otherwise, not prohibited) under the terms of the Credit Agreement and under the terms of the other applicable Principal Agreements.  “Refinanced” and “Refinancing” shall have correlative meanings.

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Secured Party has the meaning assigned to such term in the Credit Agreement as in effect on the Closing Date (without reference to any subsequent amendment, restatement, modification or Refinance), and in any event will include all Secured Swap Counterparties; provided, that in the case of any Secured Swap Counterparty that is not a party hereto as of the date hereof, such Secured Swap Counterparty shall have executed and delivered to Administrative Agent a Joinder Supplement in accordance with Section 15 pursuant to which it has become a party to this Agreement and has agreed to be bound by the obligations of a Secured Party under the terms hereof.

Secured Swap Counterparties means, collectively, Initial Secured Swap Counterparty, each Person that has entered into any ISDA Master Agreement in reliance on a certificate from Borrower as contemplated by Section 2(c) and executes and delivers a Joinder Supplement as provided in Section 15 and each other Person that is recognized by Administrative Agent as an “Eligible Secured Swap Counterparty” under the Credit Agreement and executes and delivers a Joinder Supplement (along with Administrative Agent and Credit Parties) as provided in Section 15.

Security Agreement is defined in the recitals to this Agreement.

Security Instruments means the “Collateral Documents” as defined in the Credit Agreement and includes those documents listed in Schedule I attached hereto.

Swap Agreement is defined in the Credit Agreement.

Swap Documents means each Approved ISDA and all relevant confirmations of trades made under any Approved ISDA.

Swap Intercreditor Agreement means this Agreement and each other intercreditor agreement entered into among Administrative Agent, the Borrower and a counterparty to a Swap Agreement approved by Administrative Agent (at the direction of the Lead Lenders).

Swap Obligations means, at any time in question, all amounts owing by any Credit Party to any Secured Swap Counterparty under the Swap Documents, including all Ordinary Course Settlement Payments and all Termination Payments (and, at any time when an Early Termination Event designation may be enjoined or barred by law or court order, all amounts that would be owing were an Early Termination Date to be designated),  together with all costs and expenses (including reasonable attorneys’ fees) incurred in the enforcement or collection thereof, and all interest thereon after the commencement of any proceedings under any Debtor Relief Laws and any expenses or other amounts paid by such Secured Swap Counterparty to which it is entitled to reimbursement by any Credit Party.

Termination Payment means any amount payable to or by any Credit Party in connection with a termination (whether as a result of the occurrence of an Event of Default or other termination event) of any Approved ISDA, including any “Settlement Amount” or “Termination Payment,” together with any Interest Expense due and payable by any of the Credit Parties in connection with such amounts; provided, that “Termination  Payments” shall not include any Ordinary Course Settlement Payments due under any such Approved ISDA that have been paid prior to such date of determination.

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Total Obligations means, as of any date of determination but without duplication, an amount equal to the sum of (a) the Credit Obligations plus (b) the Swap Obligations.

Triggering Event means either of the following:

(a)  Administrative Agent shall have received from any Secured Swap Counterparty written notice that (A) either an Event of Default, a Termination Event or an Additional Termination Event (as defined in such Secured Swap Counterparty’s Approved ISDA, but excluding any Event of Default that is of the typedescribed under clause (i) of the definition of “Cross Default” below, but such exclusion shall not apply if Administrative Agent has issued a “Triggering Event” under clause (b) below) has occurred and is continuing, (B) an Early Termination Date has been designated as a result thereof, (C) specifies the sum of all Unpaid Amounts (as defined in such Approved ISDA) then due as the result of the designation of such Early Termination Date and the amount of Interest Expense and other amounts then due and payable by Credit Parties in respect thereof and (D) states that the amount set forth in clause (C) has not been paid in full or otherwise discharged to the satisfaction of such Secured Swap Counterparty; or

(b)  Administrative Agent shall have received from Credit Parties written notice that (A) an Event of Default (as defined in the Credit Agreement, but excluding any Event of Default that is of a type described under clause (ii) of the definition of “Cross Default” below, but such exclusion shall not apply if the Secured Swap Counterparty has issued a “Triggering Event” under clause (a) above) has occurred and is continuing and (B) the unpaid principal amount of all Loans under the Credit Agreement and all interest accrued and unpaid thereon have been declared to be due and payable prior to its scheduled stated maturity date; and

(c)  for the purposes of this definition “Cross-Default” means (i) any Event of Default under the Financing Documents that is caused solely by the occurrence of an Event of Default, Termination Event or Additional Termination Event under any Swap Documents (unless the Secured Swap Counterparty that is party to such Swap Documents has designated an Early Termination Date) or (ii) any Event of Default, Termination Event or Additional Termination Event under any Secured Swap Counterparty’s Swap Documents that is caused solely by the occurrence of an Event of Default under the Financing Documents (unless Administrative Agent has declared the Loans due and payable) or the occurrence of an Event of Default, Termination Event or Additional Termination Event under another Secured Swap Counterparty’s Swap Documents (unless such other Swap Party has designated an Early Termination Date).

UCC means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

Section 2.  Obligations and Liens; Amendments.

(a)  The Creditors acknowledge and agree that none of the Swap Obligations has been contractually subordinated in right of payment to any of the Credit Obligations and

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that none of the Credit Obligations has been contractually subordinated in right of payment to any of the Swap Obligations, and that the Credit Obligations and the Swap Obligations shall rank pari passu in right of payment.  Subject to the other terms and conditions of this Agreement, the Credit Obligations and the Swap Obligations shall be secured on a pari passu basis by the Liens granted to Administrative Agent for the benefit of the Secured Parties under the Security Instruments. In furtherance of the foregoing, (i) as among the Creditors, all Liens on the Collateral shall rank pari passu, and the Creditors shall share in the Collateral and all Proceeds of Enforcement in accordance with the terms of this Agreement and (ii) no Credit Party shall grant or permit any additional Liens on any property or assets to secure any Obligation unless it has granted or concurrently grants a Lien on such property or assets to secure all Obligations on a pari passu basis.  As soon as is practicable following execution of a Joinder Supplement by any Secured Swap Counterparty, Borrower and Administrative Agent shall execute amendments, if necessary, in form and substance satisfactory to Administrative Agent, to the Security Instruments then in effect to evidence and provide that the Liens granted to or for the benefit of Administrative Agent under such Security Instruments also secure the Swap Obligations owing to such Secured Swap Counterparty.

(b)  Each Creditor agrees that it will not seek or accept credit support for any Obligation other than its Ratable share of the Rights under the Security Instruments.  Notwithstanding the preceding sentence, to the extent that any Creditor hereafter obtains any Lien on assets of any Credit Party or any of its Affiliates to secure all or any portion of the Obligations, such Lien (i) shall be subject to this Agreement in the same way as the Liens held by Administrative Agent, (ii) shall secure the Total Obligations on a pari passu basis, and and upon request by Administrative Agent or the Lead Lenders such Liens shall be assigned to Administrative Agent to be held for the pari passu benefit of the Creditors on a First Lien basis.

(c)  The parties hereto acknowledge and agree that the Initial ISDA is secured on a pari passu First Lien basis with the Credit Obligations and the Liens securing the Swap Obligations are Permitted Liens.  Notwithstanding the foregoing or any other term in this Agreement to the contrary (including Section 2(d)), each Secured Swap Counterparty shall be entitled to rely exclusively on a certificate executed and delivered by the Borrower with a copy provided to Administrative Agent and Notice Lender (and confirmed in writing by Administrative Agent) representing that any Swap Agreement entered into after the date hereof is permitted pursuant to the terms of the Credit Agreement, and in reliance thereon all obligations arising under such Swap Agreement shall be secured pari passu on a First Lien basis with other Credit Obligations and Swap Obligations, and (following satisfaction with the terms of Section 15) such Secured Swap Counterparty shall be entitled to all of the rights and benefits of this Agreement.

(d)  Subject to the limitations and approval rights on “Swap Agreements” and “Eligible Secured Swap Counterparties” provided in the Credit Agreement (and in the case of any Secured Swap Counterparty other than Initial Secured Swap Counterparty, subject to Section 15), but without in any way limiting the terms of Section 2(c), Administrative Agent (at the direction of the Lead Lenders) consents to Credit Parties entering into the Swap Documents and agrees that each of the Swap Documents is a

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“Swap Agreement” and that each Secured Swap Counterparty is an “Eligible Secured Swap Counterparty.”

(e)  Each Secured Swap Counterparty hereby acknowledges and consents to Credit Parties’ grants of security interests to Administrative Agent in all rights of Credit Parties under the Swap Documents and the enforcement of such Liens by Administrative Agent in accordance with the terms hereof, including all payments owing to Credit Parties thereunder, notwithstanding any restrictions on assignment in any Swap Document.

(f)  The amounts payable by Credit Parties or any of their Subsidiaries to any Creditor at any time under any of the Principal Agreements to which such Creditor is a party shall be separate and independent debts, and each Creditor shall be entitled to enforce any right arising out of the applicable Principal Agreement to which it is a party, subject to the terms thereof and of this Agreement.  Each Creditor hereby agrees that, notwithstanding anything to the contrary that may be set forth in any Security Instrument, no Creditor, other than Administrative Agent as the holder of the Liens under the Security Instruments, shall have any right individually to realize upon any Liens granted under the Security Instruments or take action against the Collateral, it being understood and agreed that such remedies may be exercised only by Administrative Agent under the Security Instruments for the Ratable benefit of the Creditors.

(g)  Administrative Agent shall have the right from time to time to release Collateral from the Liens created by the Security Instruments in accordance with the Financing Documents; provided, that the Administrative Agent’s release of all or substantially all of the Collateral shall require the consent of the Initial Secured Swap Counterparty so long as the Initial Secured Swap Counterparty is an Eligible Secured Swap Counterparty and does not otherwise terminate its arrangements with Borrower as a result of or in connection with such release; provided, further, that proceeds of a sale of Collateral occurring while no Triggering Event has occurred (or would result therefrom) shall be applied as required by the Financing Documents.

(h)  Each Creditor agrees that it will not (and hereby waives any right to) object to or contest or support any other Person in objecting to or contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by Administrative Agent on behalf of any of the Creditors in all or any part of the Collateral, or the provisions of this Agreement; provided, that nothing in this Agreement shall be construed to prevent or impair the rights of Administrative Agent or any Creditor to enforce this Agreement.

(i)  Each Lender Party and Secured Swap Counterparty agrees that (i) it will not (and hereby waives any right to) challenge or question in any proceeding the validity or enforceability of any of the Total Obligations or any Security Instrument or the validity, attachment, perfection or priority of any Lien under any Security Instrument or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner,

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whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral by Administrative Agent in accordance with the terms of this Agreement, (iii) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against Administrative Agent or any other Creditor seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Collateral, and none of Administrative Agent or any other Creditor shall be liable for any action taken or omitted to be taken by Administrative Agent or Creditor, with respect to any Collateral in accordance with the provisions of this Agreement, (iv) it will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (v) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided, that nothing in this Agreement shall be construed to prevent or impair the rights of any of Administrative Agent or any other Creditor to enforce this Agreement.

(j)  Each Lender Party and Secured Swap Counterparty hereby agrees that if it shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any such Collateral, pursuant to any Security Instruments or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies at any time prior to the satisfaction of the Total Obligations, then it shall hold such Collateral, proceeds or payment in trust for the other Creditors and promptly transfer such Collateral, proceeds or payment, as the case may be, to Administrative Agent, to be distributed by Administrative Agent in accordance with the provisions of Section 6(b) hereof.

Section 3.  Certain Notices; Consent to Disclosure.

(a)  Each Creditor agrees that it shall endeavor to deliver to Administrative Agent (i) at the same time or promptly after it makes delivery to Credit Parties, a copy of any Notice of Default that it delivers to any Credit Party, and (ii) to deliver to Administrative Agent, at the same time or promptly after it makes delivery to any other Person, a copy of any notice of the commencement of any judicial proceeding and a copy of any other notice with respect to the exercise of Rights with respect to any of the Credit Obligations or the Swap Obligations, as applicable.  Administrative Agent shall promptly furnish any notice it receives under this Section to the other Creditors.  No failure by a party hereto to furnish a copy under this clause shall provide any rights or defenses to any Credit Party with respect to any of the Total Obligations or otherwise limit or affect the rights and obligations of the Creditors under the Financing Documents or the Swap Documents.

(b)  Credit Parties hereby agree to provide written notice to Secured Swap Counterparties of any amendment to the Credit Agreement, including with such notice a copy of the amendment.  Secured Swap Counterparties hereby agree to provide written notice to Administrative Agent and each Lead Lender of any amendment to any Approved ISDA, including with such notice a copy of the amendment (provided that this clause is not meant to permit Credit Parties to enter into any such amendments in contravention of the Credit Agreement).  Credit Parties hereby agree to provide written notice to Secured Swap Counterparties not less than seven days prior to the earliest to

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occur of (i) the date of signing or closing of any replacement financing or any Refinancing of the Credit Agreement or (ii) the date of any payment in full and retirement of the Credit Agreement, including with such notice a copy of the proposed replacement financing, terms of Refinancing or retirement of the Credit Agreement, as applicable.

(c)  Credit Parties hereby agree that each Secured Swap Counterparty may provide to Administrative Agent, and each Secured Swap Counterparty hereby agrees to provide to Administrative Agent, within a reasonable time following receipt of a written request therefor from Administrative Agent following a Triggering Event, (i) a report of the mark-to-market values of each transaction in effect at the time of such report under such Secured Swap Counterparty’s Swap Documents, and (ii) copies of any trade confirmations included in such Swap Documents.

(d)  Credit Parties hereby consent to Creditors’ disclosure to each other of any confidential information relating to Credit Parties that has been provided to any Creditor by or for the benefit of Credit Parties, notwithstanding any confidentiality agreement between Credit Parties and any Creditor that might otherwise limit or prohibit such disclosure.

Section 4.  Appointment of Administrative Agent.  Each Secured Swap Counterparty and each Lender Party hereby appoint Administrative Agent to act as its respective agent and to hold the Liens on the Collateral for its behalf,  in Administrative Agent’s name for the benefit and security of Secured Swap Counterparties and Lender Parties and for enforcement and payment of the Total Obligations, to take such action on behalf of Secured Swap Counterparties and Lender Parties under the terms and provisions of the Security Instruments, and to exercise such rights and remedies under the Security Instruments as are specifically delegated to or required of Administrative Agent, together with such powers and discretion as are reasonably incidental thereto, in each case pursuant to the terms and provisions of this Agreement, including distribution of Proceeds from Enforcement in accordance with Section 6 below.  Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Security Instrument by or through any one or more sub-agents appointed by Administrative Agent.  Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates.  The exculpatory provisions of this Agreement shall apply to any such sub-agent and to such Affiliates of Administrative Agent and any such sub-agent.

Section 5.  Administrative Agent’s Authority; Enforcement of Liens.

(a)  Upon the occurrence and during the continuance of any Triggering Event, Administrative Agent shall, upon the request of any of the Accelerated Creditors, but subject to the provisions of this Agreement, take any and all actions provided for in the Security Instruments relating to the pursuit of Rights thereunder, including, but not limited to, the foreclosure of Liens or other disposition of the Collateral; provided, that no Secured Swap Counterparty shall have the right to request or require Administrative Agent to take any actions provided for in the Security Instruments relating to the pursuit of Rights thereunder or to realize on any Liens granted pursuant to the Security

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Instruments.

(b)  For so long as such Triggering Event is continuing, any payments received by Lender Parties under the Financing Documents and any payments received by Secured Swap Counterparties under Approved ISDAs will be held for the Ratable benefit of the Creditors until such time that such Triggering Event is no longer continuing or that Administrative Agent is exercising remedies under the Security Instruments (including the foreclosure of Liens) and distributing the Proceeds from Enforcement Ratably to the Creditors under Section 6(b) of this Agreement (“Blocking Period”).

(c)  If a Triggering Event of the type referred to in clause (b) of the definition of Triggering Event shall have occurred and is continuing, at the request of Administrative Agent, each Secured Swap Counterparty shall make payments of any amounts due and owing from it to Credit Parties under such Swap Documents to Administrative Agent to be disbursed as provided in Section 6(b) of this Agreement.

(d)  Administrative Agent shall not be obligated to follow any instructions of any Accelerated Creditor if Administrative Agent determines, in its sole and absolute discretion, that: (i) such instructions conflict with the provisions of this Agreement, any Principal Agreement, any Security Instrument or any Governmental Requirement, (ii) such instructions are ambiguous, inconsistent, in conflict with other instructions (whether from the same or another Accelerated Creditor) or otherwise insufficient to direct the actions of Administrative Agent, provided that Administrative Agent explains the grounds for a refusal, or (iii) Administrative Agent has not been adequately indemnified to its satisfaction (including indemnity from the Accelerated Creditors in accordance with the Ratable amounts of Total Obligations owing to them).  Administrative Agent shall have the right, in its discretion, to take any action authorized under this Agreement or the Security Instruments, to the extent that such action is not prohibited by the terms hereof or thereof, which it deems proper and consistent with the instructions given by any Accelerated Creditor as provided for herein or otherwise in the best interest of Creditors.  In the absence of written instructions from any Accelerated Creditor for any particular matter, Administrative Agent shall have no duty to take or refrain from taking any action unless such action or inaction is explicitly required by the terms of this Agreement or any Governmental Requirement.  Administrative Agent shall have no duty with respect to a Triggering Event unless it has received written notice from an Accelerated Creditor that a Triggering Event has occurred.

(e)  Other than its duties expressly provided herein or in the Security Instruments, Administrative Agent shall have no implied duties to Creditors or Credit Parties under or in connection with this Agreement and no implied duties as to any Property belonging to any Credit Parties (whether or not the same constitutes Collateral), whether such Property is in Administrative Agent’s possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of Rights against prior parties or any other rights pertaining thereto or available at law or otherwise.  Administrative Agent shall have the same Rights hereunder as any other Creditor and may exercise the same as though it were not performing the duties specified herein.  The Person serving as Administrative Agent may engage in any kind of other business with

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Credit Parties or any of Credit Parties’ Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Credit Parties and such other Persons in connection with this Agreement or any Principal Document, and otherwise, without having to account for the same to the other Creditors except as specified herein.

(f)  Each Creditor and each Credit Party will, from time to time sign, execute, deliver and file, alone or with Administrative Agent or any other Creditor or Credit Party, and hereby authorizes Administrative Agent to (i) file, any financing statements, Guarantee and Collateral Agreements, documents, certificates or instruments pertaining to the Collateral, or any part thereof, (ii) procure any agreements, documents, certificates or instruments as may be reasonably requested by Administrative Agent and the Lead Lenders and (iii) and take all further action that may be necessary or desirable, or that Administrative Agent and the Lead Lenders may request, to confirm, perfect, preserve and protect the Liens intended to be granted under the Security Instruments, and in addition, each Creditor and Credit Party hereby authorizes Administrative Agent to execute and deliver on behalf of such Person and to file such other financing statements, Financing Documents, Mortgages, and other agreements, documents, certificates or instruments without the signature of such Person either in Administrative Agent’s name or in the name of such Person and as agent and attorney-in-fact for such Person.  Each Creditor and Credit Party shall do all such additional and further acts or things, give such assurances and execute such agreements, documents, certificates or instruments as Administrative Agent requires to vest more completely in and assure to Administrative Agent and Creditors their Rights under this Agreement.

Section 6.  Proceeds from Enforcement.

(a)  The Creditors hereby agree among themselves that (i) prior to the occurrence of a Triggering Event (and thereafter so long as such Triggering Event has been cured), each Creditor shall be entitled to receive and retain for its own account,  and shall not be required to disgorge to Administrative Agent or any other Creditor or acquire direct or participating interests in the Credit Obligations or the Swap Obligations owing to such Creditor, all payments or prepayments of the Total Obligations, whether scheduled, mandatory or voluntary and including Ordinary Course Settlement Payments, and payments for the redemption, purchase or settlement thereof, and (ii) after the occurrence and during the continuance of a Triggering Event (and during the Blocking Period), all such payments shall be treated as if constituting Proceeds from Enforcement and shall be shared by the Creditors Ratably and in accordance with Section 6(b) below.

(b)  Regardless of any Insolvency or Liquidation Proceeding that has been commenced by or against Borrower or any other Credit Party, Proceeds of Enforcement and other payments from Credit Parties received by any Secured Swap Counterparty, any Lender Party or Administrative Agent after the occurrence of any Triggering Event or received in connection with the sale or other disposition of, or collection on, Collateral upon the exercise of remedies under the Security Instruments by Administrative Agent, or enforcement of any Lien or judgment against any Collateral or proceeds thereof, shall be distributed and applied in the following order (it being agreed that Administrative

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Agent shall apply such amounts in the following order as promptly as is reasonably practicable after the receipt thereof), and each Creditor and Credit Party hereby authorizes such distribution and application:

(i)                                     First, to reimburse Administrative Agent for expenses in accordance with Section 7 or for any other expenditures for which Administrative Agent is entitled to indemnity under Section 8;

(ii)                                  Second, Ratably to Lender Parties and Secured Swap Counterparties, to pay or prepay all Total Obligations then owing;

(iii)                               Third, to the extent that any Proceeds from Enforcement remain after the full and indefeasible payment of all of the amounts described in the preceding paragraphs, to Credit Parties.

If any Secured Swap Counterparty or any Lender Party receives any Proceeds from Enforcement, it shall promptly deliver the same to Administrative Agent for distribution by Administrative Agent in accordance with this Section 6(b).

(c)  Upon receipt of any Proceeds from Enforcement to be distributed pursuant to the preceding subsection (b), Administrative Agent shall give Creditors notice thereof, and each Creditor (or its representative) shall within five (5) Business Days thereafter notify Administrative Agent of the amount of Total Obligations owing to it.  Such notification shall state the amount of its (or their) Total Obligations and how much is then due and owing.  If requested by Administrative Agent or the Lead Lenders, each Creditor (or its representative) shall demonstrate that the amounts set forth in its notice are actually owing to such Creditor to the reasonable satisfaction of Administrative Agent and the Lead Lenders.  Notwithstanding the foregoing, Administrative Agent may conclusively rely on information in such notices without investigation.

(d)  Nothing in this Agreement shall impair the right of any Creditor to exercise its rights of set-off, offset or netting, if any (except, with respect to any item of Collateral or the Proceeds of Enforcement), with no obligation to any other Creditor.

Section 7.  Expenses.  Each Creditor other than Administrative Agent shall bear (and promptly reimburse Administrative Agent for) its respective Ratable share of any reasonable expenses (including reasonable fees and charges of counsel, accountants, experts and advisors) incurred by Administrative Agent in taking action on behalf of Lender Parties and Secured Swap Counterparties in connection with its investigation, evaluation or enforcement of any Rights under the Security Instruments or the performance of its duties under this Agreement, but only to the extent Administrative Agent does not receive reimbursement for such expenses from Credit Parties or from Proceeds from Enforcement within 30 days after such expenses are invoiced; provided, that, to the extent any Creditor reimburses Administrative Agent for such expenses, such Creditor will be entitled to receive its Ratable share of any reimbursement subsequently received by Administrative Agent from Credit Parties or from Proceeds from Enforcement.  The expense and indemnity provisions of Sections 9.1 and 9.2 of the Credit Agreement shall be incorporated herein as is specifically set forth herein, mutatis mutandis.

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Section 8.  Limitation of Liability — Administrative Agent.

(a)  Independently and without reliance upon Administrative Agent or any other Creditor, each Creditor represents to Administrative Agent and each of the other Creditors that such Creditor has made (i) its own independent investigation of the financial condition and affairs of each Credit Party based on such documents and information as it has deemed appropriate in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of each Credit Party.  Each Creditor also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Creditor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action with respect to this Agreement, the Principal Documents, and the Security Instruments.  Except as expressly provided in this Agreement, Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Creditor with any credit or other information concerning the affairs, financial condition or business of any Credit Party and its Subsidiaries which may come into the possession of Administrative Agent or any of its Affiliates (whether now in its possession or in its possession at any time or times hereafter), and Administrative Agent shall not be required to keep itself informed as to the performance or observance by any Credit Party of this Agreement, the Security Instruments or any other document referred to or provided for herein or to inspect the properties or books of any Credit Party.

(b)  Administrative Agent (i) shall not be responsible to any Creditor for any recitals, statements, information, representations or warranties of any other Person herein, in the Security Instruments, or in any document, certificate or other writing delivered in connection herewith or therewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, priority or sufficiency of this Agreement, the Principal Agreements or the Security Instruments or the financial condition of any Credit Party, and (ii) shall not be required to make any inquiry concerning the performance or observance by others of any of the terms, provisions or conditions of this Agreement, the Principal Agreements, or the Security Instruments, including the content of notices, opinions, certificates and directions given under this Agreement, the Principal Documents or the Security Instruments, the financial condition of any Credit Party or its Subsidiaries, or the existence or possible existence of any “Default,” “Event of Default” or “Termination Event” under any of the Principal Agreements.  Notwithstanding anything else provided herein or in the Security Instruments, Administrative Agent shall have no obligation or liability to any Person, (i) unless caused primarily by Administrative Agent’s gross negligence or willful misconduct (as determined by a final non-appealable judgment of a court of competent jurisdiction), with respect to the perfection, recording, re-recording, filing, refilling, monitoring, or maintenance in effect of any Security Instruments or other instruments, documents, mortgages, deeds of trust, financing statements or continuation statements, (ii) with respect to the effectiveness or enforceability, genuineness, validity or the due execution of the Security Instruments or for any representation, warranty, document, certificate, report or statement made in or in connection with the Security Instruments, or (iii) to ascertain or inquire as to the performance or observation of any of the terms, covenants or conditions of any of the

15

Financing Documents or the Swap Documents.

(c)  Neither Administrative Agent nor any of its representatives shall be liable to any of the Credit Parties or their respective Subsidiaries or any Creditor (or any Person asserting any claim with respect to any of them) for any action taken or omitted to be taken by it or them hereunder or under the Security Instruments in good faith and reasonably believed by it or them to be within the discretion or power conferred upon it or them by this Agreement and the Security Instruments or be responsible for the consequences of any error of judgment, except to the extent arising primarily from its gross negligence or willful misconduct (as determined by a final non-appealable judgment of a court of competent jurisdiction). Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, electronic transmission, facsimile transmission, telephone message or other writing or message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person.  Administrative Agent may consult with independent legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in accordance with the advice of such counsel, accountants or experts.

Section 9.  Limitation of Liability — Administrative Agent and Creditors.  Neither Administrative Agent nor any Creditor (nor any Affiliate of Administrative Agent or any other Creditor) shall owe any liability to the other Creditors under or in connection with this Agreement, any Principal Agreement or the Security Instruments except as expressly required under this Agreement.  This Agreement is intended to benefit only Administrative Agent, the Indemnitees, and the Creditors, and neither any Credit Party nor any other Person shall have any rights hereunder or be entitled to claim any damages or defenses on account hereof from or against Administrative Agent or any Creditor (or any Affiliate of Administrative Agent or any Creditor).

Section 10.  Term.  Subject to reinstatement pursuant to Section 23 below, this Agreement shall terminate upon the full and indefeasible payment in cash of the Total Obligations.

Section 11.  Removal and Resignation of Administrative Agent.

(a)  Administrative Agent shall not be subject to removal by Creditors or Credit Parties, provided that if the Person serving as Administrative Agent is replaced as Administrative Agent under the Credit Agreement, the Person serving as replacement Administrative Agent under the Credit Agreement shall automatically and without further action or consent by Credit Parties or any Secured Swap Counterparty become Administrative Agent under this Agreement.  The Person serving as Administrative Agent may also resign as Administrative Agent hereunder by providing to each Lender Party, Secured Swap Counterparty and Credit Parties written notice of such resignation no less than 30 days prior to the effective date of such resignation set forth in such written notice.

(b)  Upon such resignation, Administrative Agent agrees to execute and deliver

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assignments of the Security Instruments, in form and substance mutually satisfactory to Administrative Agent, the Lead Lenders and each Secured Swap Counterparty, to a successor Administrative Agent designated by Creditors then holding a majority of the Total Obligations.  Such assignments shall be prepared at the expense of Credit Parties, and each Credit Party hereby consents to such assignments.  Following any such resignation by a Person serving as Administrative Agent and execution and delivery of such assignments, such Person shall have no further duties, responsibilities or liabilities as Administrative Agent under this Agreement but shall remain entitled to the benefit of the indemnifications provided in this Agreement and to reimbursement, in accordance with applicable provisions of this Agreement, of expenses incurred in the discharge of its duties as Administrative Agent as provided in this Agreement.

Section 12.  Survival of Rights.  All of the respective rights and interests of Administrative Agent, Lender Parties and each Secured Swap Counterparty under this Agreement (and the respective obligations and agreements of Administrative Agent, each Lender Party and each Secured Swap Counterparty under this Agreement), shall remain in full force and effect regardless of:

(a)  any lack of validity or enforceability of any of the Principal Agreements or any other agreement or instrument related thereto; or

(b)  any other circumstance that might otherwise constitute a defense available to, or discharge of, Credit Parties with respect to the Credit Obligations or the Swap Obligations (other than the defense that such obligations have been fully satisfied in cash).

Section 13.  Representations and Warranties.  Each of Administrative Agent, Administrative Agent on behalf of the Lender Parties and each Secured Swap Counterparty represents and warrants to the others that:

(a)  neither the execution and delivery of this Agreement nor its performance of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any other agreement to which it is now subject;

(b)  it has all requisite authority to execute, deliver and perform its obligations under this Agreement; and

(c)  this Agreement constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, subject only to applicable bankruptcy, insolvency or similar laws and general principles of equity.

Section 14.  Further Assurances.  Each Credit Party, Administrative Agent, Administrative Agent on behalf of Lender Parties and Secured Swap Counterparty covenants that, as long as this Agreement remains in effect, it will execute and deliver any and all other documents or instruments reasonably requested by the other to give effect to the terms and conditions of this Agreement.

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Section 15.  Additional Secured Swap Counterparties.  If any Person that is recognized by Administrative Agent as an “Eligible Secured Swap Counterparty” under the Credit Agreement desires to become a “Secured Swap Counterparty” for the purposes of this Agreement and the Security Instruments, then it shall execute and deliver to Administrative Agent and Borrower a Joinder Supplement.  In each case, upon execution and delivery of such Joinder Supplement by such Person, Administrative Agent and Borrower, such Person shall be deemed a Secured Swap Counterparty hereunder as if an original signatory.  Joinder Supplements executed pursuant to this Section 15 do not require the signatures or consents of all Creditors party to this Agreement.  Promptly after execution of any such Joinder Supplement, the parties thereto will endeavor to send a copy thereof to each other Secured Swap Counterparty, but failure or delay in doing so will not make such Joinder Supplement void or voidable or otherwise affect the rights and duties of the parties hereto.

Section 16.  Assignment; Agreement Binding on Successors and Assigns.  As long as this Agreement remains in effect, Administrative Agent, Lender Parties and Secured Swap Counterparties will not sell, assign or otherwise transfer all or any part of the Credit Obligations or the Swap Obligations, as the case may be, unless such sale, assignment or transfer is made expressly subject to the terms and conditions of this Agreement and, in the case of an assignment or novation of Swap Obligations or assignment of Administrative Agent’s or Administrative Agent’s Rights, the assignee or new party has executed a Joinder Agreement in compliance herewith.  In connection with any Refinancing of the Credit Agreement where the administrative agent is no longer Administrative Agent named herein (or an Affiliate thereof) then the new administrative agent shall execute and deliver to Administrative Agent a Joinder Supplement in connection therewith.  This Agreement shall inure to the benefit of, and shall be binding upon and enforceable against, Credit Parties, Administrative Agent, each Lender Party and each Secured Swap Counterparty and their respective successors and permitted assigns.

Section 17.  Notice.  Unless otherwise provided, any consent, request, notice, or other communication under or in connection with this Agreement must be in writing to be effective and shall be deemed to have been given (a) if by mail, on the third Business Day after it is enclosed in an envelope and properly addressed, stamped, sealed, certified return receipt requested, and deposited in the appropriate official postal service, or (b) if by courier, electronic transmissions, or facsimile transmission, when actually delivered.  Any Lender who qualifies as a Notice Lender hereunder may cause Administrative Agent to provide to the parties hereto an address for notice for such Notice Lender and on the providing such address the obligation to provide notice hereunder shall commence until changed by a subsequent notice delivered in accordance with this Section 16, notices for each party are to be directed to:

For delivery to Initial Secured Swap Counterparty:

Cargill, Incorporated

840 West Sam Houston Parkway North, Suite 300

Houston, TX 77024

Attn:  Tyler Smith

Tel:  (713) 932-2344

Email: Tyler_Smith_1@cargill.com

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For delivery to Credit Parties, to the care of Borrower as follows:

Warren Resources, Inc.

1114 Avenue of the Americas, 34th Floor

New York, NY 10036

Attn:  Saema Somalya

Tel:  (212) 697-9660

Fax:  (212) 697-9466

Email: ssomalya@warrenresources.com

For delivery to Administrative Agent:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attn: Meghan McCauley
Tel: (612) 217-5647
Fax: (612) 217-5651

Email: MMcCauley@WilmingtonTrust.com

with a copy to:

Lindquist & Vennum LLP

4200 IDS Center

80 South Eight Street

Minneapolis, MN 55402

Attn: Mark C. Dietzen
Tel: (612) 371-2452
Fax: (612) 371-3207

Email: MDietzen@Lindquist.com

Section 18.                                    Amendments.  This Agreement may only be waived, amended, modified, or terminated by a written agreement signed by the party against whom enforcement of any such waiver, amendment, modification or termination is sought.  However, notwithstanding anything to the contrary in this Agreement or in any of the Principal Agreements, without the written consent of an affected Secured Swap Counterparty, (A) no amendment, modification, termination or consent in respect of this Agreement or the Principal Agreements (or any term used therein) shall be effective if the effect thereof would change the order of application of proceeds of Collateral and other payments set forth in Section 6 as between Secured Swap Counterparties, and (B) no such amendment, modification, termination or consent shall cause the Obligations owed under any Swap Document to cease to be secured on a First Lien, pari passu basis with all other Obligations with respect to Collateral.

Section 19.                                    Governing Law.  This Agreement shall be governed by and construed in accordance the laws of the State of New York.

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Section 20.  Invalid Provisions.  If any part of this Agreement is for any reason found to be unenforceable, all other portions nevertheless remain enforceable. However, if the provision held to be unenforceable is a material part of the Agreement, such unenforceable provision may, to the extent permitted by law, be replaced by a clause or provision judicially construed and interpreted to be as similar in substance and content to the original terms of such provision as the context would reasonably allow, so that such clause or provision would thereafter be enforceable.

Section 21.  Multiple Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document and will be effective upon the execution of one or more counterparts hereof by each of the parties hereto.  In this regard, each of the parties hereto acknowledges that (a) signature pages hereof may be executed and then transmitted by any party hereto by electronic or facsimile transmission, which transmission shall be deemed the equivalent of manual delivery by such party of a complete executed counterpart hereof and (b) a counterpart of this Agreement containing a set of counterpart signature pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Agreement by each party hereto.  All counterparts will, taken together, constitute one and the same instrument.

Section 22.  JURY WAIVER.  EACH OF ADMINISTRATIVE AGENT, ON BEHALF OF LENDERS, SECURED SWAP COUNTERPARTIES AND CREDIT PARTIES HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) AMONG ADMINISTRATIVE AGENT, LENDER PARTIES, SECURED SWAP COUNTERPARTIES AND CREDIT PARTIES (OR ANY OF THEM) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.

Section 23.  Reinstatement.  If at any time any payment of any of the Total Obligations is rescinded or must be restored or returned upon the insolvency, bankruptcy or reorganization of any Credit Party or otherwise, the obligations of Credit Parties, Administrative Agent, each Lender Party and each Secured Swap Counterparty under this Agreement, with respect to that payment, shall be reinstated as though the payment had been due but not made at that time.

Section 24.  Controlling Agreement.  To the extent the terms of this Agreement directly conflict with a provision in the Financing Documents or the Swap Documents, the terms of this Agreement shall control.  This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Debtor Relief Law or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against any Credit Party or any of its Subsidiaries.

Section 25.  Integration.  This Agreement, together with all documents and instruments referenced herein, represents the final agreement among Administrative Agent, Lender Parties, Secured Swap Counterparties and Credit Parties with respect to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties.  There are no unwritten oral agreements among the parties.

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INITIAL SECURED SWAP COUNTERPARTY:	Cargill, Incorporated, acting through its Cargill Risk Management Business Unit

By:
Name:
Title:

(Signatures continue on following pages)

Signature Page

Swap Intercreditor Agreement

CREDIT PARTIES:	Warren Resources, Inc.

By:
	Name:	Stewart P. Skelly
	Title:	Vice President and Chief Financial Officer

Warren Resources of California, Inc.
Warren E&P, Inc.
Warren Marcellus LLC

By:
	Name:	Stewart P. Skelly
	Title:	Vice President and Treasurer

(Signatures continue on following pages)

Signature Page

Swap Intercreditor Agreement

ADMINISTRATIVE AGENT:	Wilmington Trust, National Association

By:
Name:
Title:

Signature Page

Swap Intercreditor Agreement

Schedule I

Listing of Existing Security Instruments

1.              Security Agreement, dated as of May 22, 2015, among Credit Parties and Administrative Agent.

2.              Pledge Agreement, dated as of May 22, 2015, among Credit Parties and Administrative Agent.

3.              Guaranty, dated as of May 22, 2015, among Guarantors and Administrative Agent.

4.              The Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of May 22, 2015, from the Company, Warren California and Warren E&P to Chad Nichols, as trustee for the benefit of the Administrative Agent.

5.              The Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of May 22, 2015, from the Company and Warren E&P to  Chad Nichols, as trustee for the benefit of the Administrative Agent

6.              The Open-End Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, dated as of May 22, 2015, from Warren Marcellus for the benefit of the Administrative Agent.

Schedule I - 1

Exhibit A

JOINDER SUPPLEMENT

This Joinder Supplement (this “Supplement”), dated as of                         , is executed by                                                    (“New Secured Swap Counterparty”), [NAME OF CREDIT PARTIES] (“Credit Parties”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”).

All capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Credit Parties, Administrative Agent and Cargill, Incorporated, acting through its Cargill Risk Management Business Unit, have heretofore executed and delivered to Administrative Agent that certain Swap Intercreditor Agreement dated as of May 22, 2015 (as from time to time amended, modified, supplemented or restated, the “Agreement”), providing for, among other matters, the relative rights and obligations and apportionment of certain collections among Creditors (as defined therein), and  the exercise of certain remedies under the Security Instruments (as defined therein);

WHEREAS, the Agreement provides that one or more additional Persons may become Secured Swap Counterparties thereunder if each such Person is recognized by Administrative Agent as an “Eligible Secured Swap Counterparty” under the Credit Agreement and desires to become a Secured Swap Counterparty for the purposes of the Agreement and the Security Instruments and executes and delivers a Joinder Supplement as provided in the Agreement;

WHEREAS, New Secured Swap Counterparty desires to become a Secured Swap Counterparty under the Agreement;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, New Secured Swap Counterparty, Administrative Agent and Credit Parties hereby agree as follows:

1.             Recognition; Approved ISDA. Administrative Agent hereby recognizes New Secured Swap Counterparty as an “Eligible Secured Swap Counterparty” under the Credit Agreement.  Concurrently herewith, Administrative Agent is separately approving in writing the ISDA Master Agreement between Credit Parties and New Secured Swap Counterparty as an “Approved ISDA” under the Agreement.(1)

2.             Agreement to be Bound. New Secured Swap Counterparty hereby agrees to be bound by all of the terms and provisions of the Agreement as a Secured Swap Counterparty thereunder.  New Secured Swap Counterparty acknowledges and agrees that the terms of the Agreement shall control over the terms of the Principal Agreements to which New Secured Swap

(1)  BE SURE TO PREPARE SEPARATE APPROVAL LETTER.

Exhibit A - 1

Counterparty is a party, to the extent any conflict exists between the Agreement and such Principal Agreements.

3.             Ratification of Agreement; Joinder Supplement Part of Agreement.  This Joinder Supplemental shall form a part of the Agreement for all purposes.  Except as expressly supplemented hereby, the Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

4.             Administrative Agent Makes No Representation.  Administrative Agent  makes no representation as to the validity or sufficiency of the Security Instruments, and New Secured Swap Counterparty acknowledges, consents to, and accepts the disclaimers by, and limitations on the liability of, Administrative Agent that are provided in the Agreement.

5.             Representations and Warranties of New Secured Swap Counterparty.  New Secured Swap Counterparty represents and warrants to the other Creditors that:

(a)  neither the execution and delivery of this Supplement or the Agreement nor its performance of or compliance with the terms and provisions hereof or thereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any other agreement to which it is now subject;

(b)  it has all requisite authority to execute, deliver and perform its obligations under this Supplement and the Agreement; and

(c)  each of this Supplement and the Agreement constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, subject only to applicable bankruptcy, insolvency or similar laws and general principles of equity.

6.             Counterparts.  The parties may sign any number of copies of this Joinder Supplement, and different parties may sign on different signature pages.  Each signed copy shall be an original, but all of them together shall represent the same supplemental agreement.

7.             Address for Notices.  All notices and other communications given to New Secured Swap Counterparty under the Agreement may be given at its address or telecopier number as follows:

[New Secured Swap Counterparty]

[Address]

Attention:

Telecopier No.:

[remainder of page left blank]

Exhibit A - 2

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Supplement to be duly executed as of the date first above written.

NEW SECURED SWAP COUNTERPARTY:	[ ]

By:
Name:
Title:

CREDIT PARTIES:	[NAME OF CREDIT PARTIES]

By:
Name:
Title:

ADMINISTRATIVE AGENT:	[ ]

By:
Name:
Title:

Exhibit A - 3

Exhibit E-1

Exhibit E to Credit Agreement

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of May 22, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) (the “Credit Agreement”), among Warren Resources, Inc., a Maryland limited partnership (the “Borrower”), the financial institutions or other entities from time to time parties thereto (collectively, the “Lenders”), and Wilmington Trust, National Association, as the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 2.13(f)(ii)(B)(3) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Financing Document are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN (or applicable successor IRS Form). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and (2) the undersigned shall furnish the Borrower and the Administrative Agent a properly completed and currently effective certificate in either the calendar year in which payment is to be made by the Borrower or the Administrative Agent to the undersigned, or in either of the two calendar years preceding each such payment.

[Signature Page Follows]

EXHIBIT E-1

[Non-U.S. Lender]

By:
Name:
Title:

[Address]

Dated: , 20[ ]

Exhibit E-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of May 22, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) (the “Credit Agreement”), among Warren Resources, Inc., a Maryland limited partnership (the “Borrower”), the financial institutions or other entities from time to time parties thereto (collectively, the “Lenders”), and Wilmington Trust, National Association, as the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 2.13(f)(ii)(B)(4) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners (within the meaning of Treasury Regulations Section 1.1441-1(c)(6)) of payments on such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) neither the undersigned nor any of its direct or indirect partners/members claiming the benefit of the portfolio interest exemption is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members claiming the benefit of the portfolio interest exemption is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members claiming the benefit of the portfolio interest exemption is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Financing Document are effectively connected with the conduct by the undersigned or its direct or indirect partners/members claiming the benefit of the portfolio interest exemption of a U.S. trade or business (the certifications stating (iii)-(vi), a “Portfolio Interest Certificate”).

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by (i) an IRS Form W-8IMY from each of its direct or indirect partners/members that are partnerships and (ii) an IRS Form W-8BEN (or applicable successor IRS Form) and Portfolio Interest Certificate from each of its direct or indirect partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

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EXHIBIT E-2

[Non-U.S. Lender]

By:
Name:
Title:

[Address]

Dated: , 20[ ]

EXHIBIT E-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of May 22, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) (the “Credit Agreement”), among Warren Resources, Inc., a Maryland limited partnership (the “Borrower”), the financial institutions or other entities from time to time parties thereto (collectively, the “Lenders”), and Wilmington Trust, National Association, as the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 2.13(f)(ii)(B)(4) and Section 11.6(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no payments in connection with any Financing Document are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN (or applicable successor IRS Form). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

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EXHIBIT E-3

[Non-U.S. Participant]

By:
Name:
Title:

[Address]

Dated: , 20[ ]

EXHIBIT E-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement dated as of May 22, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) (the “Credit Agreement”), among Warren Resources, Inc., a Maryland limited partnership (the “Borrower”), the financial institutions or other entities from time to time parties thereto (collectively, the “Lenders”), and Wilmington Trust, National Association, as the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to the provisions of Section 2.13(f)(ii)(B)(4) and Section 11.6(b) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners (within the meaning of Treasury Regulations Section 1.1441-1(c)(6)) of payments on such participation, (iii) neither the undersigned nor any of its direct or indirect partners/members claiming the benefit of the portfolio interest exemption is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members claiming the benefit of the portfolio interest exemption is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members claiming the benefit of the portfolio interest exemption is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with any Financing Document are effectively connected with the conduct by the undersigned or its direct or indirect partners/members claiming the benefit of the portfolio interest exemption of a U.S. trade or business (the certifications stating (iii)-(vi), a “Portfolio Interest Certificate”).

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by (i) an IRS Form W-8IMY from each of its direct or indirect partners/members that are partnerships and (ii) an IRS Form W-8BEN (or applicable successor IRS Form) and Portfolio Interest Certificate from each of its direct or indirect partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding each such payment.

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EXHIBIT E-4

[Non-U.S. Participant]

By:
Name:
Title:

[Address]

Dated: , 20[ ]

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Exhibit F to Credit Agreement

[FORM OF]

NOTE

FOR VALUE RECEIVED, the undersigned, a Maryland corporation (the “Borrower”), hereby promises to pay to                or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of May 22, 2015 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto and Wilmington Trust, National Association, as the Administrative Agent.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the ratable account of the Lender in Dollars in immediately available funds by wire transfer to the Payment Account. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in Section 2.7 of the Credit Agreement. This Note is subject to mandatory prepayments and to voluntary prepayments and to all other terms and conditions as provided in the Credit Agreement.

This Note is one of the promissory notes referred to in the Credit Agreement and is entitled to the benefits thereof. This Note is also entitled to the benefits of the other Financing Documents and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. Loans made by the Lender shall be evidenced by an account or accounts maintained by the Lender and by the register and subaccounts maintained by the Administrative Agent in accordance with the Credit Agreement. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

No failure to exercise and no delay in exercising, on the part of the Administrative Agent, any right, remedy, power or privilege hereunder or under the Financing Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or

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further exercise thereof or the exercise of any other right, remedy, power or privilege. A waiver by the Administrative Agent of any right, remedy, power or privilege hereunder or under any Financing Document on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers and privileges provided by law.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, this Note is executed as of the date set forth above.

WARREN RESOURCES, INC.

By:
Name:
Title:

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Exhibit G to Credit Agreement

REINVESTMENT CERTIFICATE

WARREN RESOURCES, INC.

Date:                     ,

This certificate is given by                                           , a Responsible Officer of Warren Resources, Inc. (“Borrower”), pursuant to Section 2.3(c) of that certain Credit Agreement dated as of May 22, 2015 among Borrower, Lenders from time to time party thereto and Wilmington Trust, National Association, as Administrative Agent for Lenders (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

Pursuant to this certificate, the Borrower hereby gives notice of its intent to reinvest $[      ] in Net Cash Proceeds received in connection with the Asset Disposition described on Schedule 1 hereto.  In connection herewith, the undersigned Responsible Officer on behalf of Borrower hereby certifies to Administrative Agent and Lenders that:

(a)           no Default or Event of Default exists as of the date hereof;

(b)           on and after such Asset Disposition, on a pro forma basis, [the Consolidated First Lien Leverage Ratio is less than 5.5 to 1.0](12)[the Borrower is in compliance with the Consolidated First Lien Leverage Ratio test in Section 6.1 of the Credit Agreement];(13)

(c)           the Borrower has deposited all Net Cash Proceeds received in connection with such Asset Disposition that are otherwise intended to be reinvested into the Asset Disposition or Recovery Event Proceeds Pledged Account; and

(d)           the Borrower intends to invest such Net Cash Proceeds in those Qualified Properties identified on Schedule 2 hereto.

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(12)    To be used for any period of determination prior to the 18th month anniversary of the Closing Date.

(13)   To be used for any period of determination following the 18th month anniversary of the Closing Date.

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IN WITNESS WHEREOF, the undersigned officer has executed and delivered this certificate this          day of                       ,         .

WARREN RESOURCES, INC.

By
Name:
Title:	of Borrower

7

Schedule 1 to

 Reinvestment Certificate

[Description of Assets Sold Pursuant to Asset Disposition]

8

Schedule 2 to

 Reinvestment Certificate

[Description of Qualified Properties]

9

Exhibit H to Credit Agreement

WITHDRAWAL REQUEST CERTIFICATE

WARREN RESOURCES, INC.

Date:                     ,

This certificate is given by                                           , a Responsible Officer of Warren Resources, Inc. (“Borrower”), pursuant to Section 2.3(c) of that certain Credit Agreement dated as of May 22, 2015 among Borrower, Lenders from time to time party thereto and Wilmington Trust, National Association, as Administrative Agent for Lenders (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

On       , 20[_],Borrower provided written notice to the Administrative Agent and the Lead Lenders of its intention to reinvest $[      ] in Net Cash Proceeds received in connection with the Asset Disposition described on Schedule 1 hereto.  Pursuant to this certificate, the Borrower hereby gives notice of its desire to withdraw $[      ] from the Asset Disposition or Recovery Event Proceeds Pledged Account for for the purpose of reinvesting $[      ] in Net Cash Proceeds in those Qualified Properties described on Schedule 2 hereto.  In connection herewith, the undersigned Responsible Officer on behalf of Borrower hereby certifies to Administrative Agent and Lenders that:

(a)           no Default or Event of Default exists as of the date hereof;

(b)           on the date upon which Borrower acquires the Qualified Properties identified on Schedule 1 attached hereto, on a pro forma basis, [the Consolidated First Lien Leverage Ratio will be less than 5.5 to 1.0](14)[ Borrower will be in compliance with the Consolidated First Lien Leverage Ratio test in Section 6.1 of the Credit Agreement];(15) and

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(14)   To be used for any period of determination prior to the 18th month anniversary of the Closing Date.

(15)   To be used for any period of determination following the 18th month anniversary of the Closing Date.

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IN WITNESS WHEREOF, the undersigned officer has executed and delivered this certificate this          day of                       ,         .

WARREN RESOURCES, INC.

By
Name:
Title:	of Borrower

11

Schedule 1 to

Withdrawal Certificate

[Description of Qualified Properties]

12